UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06418

LORD ABBETT MUNICIPAL INCOME TRUST
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2008

Item 1:         Reports to Shareholders.

2008
LORD ABBETT SEMIANNUAL REPORT

Lord Abbett

Municipal Income Fund

Municipal Income Trust

National Tax Free Fund

California Tax Free Fund

Connecticut Tax Free Fund

Hawaii Tax Free Fund

Missouri Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

Intermediate Tax Free Fund

Georgia Tax Free Trust

High Yield Municipal Bond Fund

Pennsylvania Tax Free Trust

For the six-month period ended March 31, 2008

Lord Abbett Municipal Income Fund and
Lord Abbett Municipal Income Trust

Semiannual Report

For the six-month period ended March 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the strategies and performance of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for the six-month period ended March 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

On December 14, 2007, the National Tax Free Fund acquired all of the assets and assumed all of the liabilities of each of the Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund (collectively, the "Acquired Funds"). As a result of these reorganizations, the Acquired Funds were terminated and shareholders of the Acquired Fund became shareholders of the National Tax Free Fund.

Q. What were the overall market conditions during the six months ended March 31, 2008?

A: The fixed-income market experienced severe volatility during the six-month period ended March 31, 2008. The fallout from the subprime mortgage crisis continued to hit bonds during the period, and, as a result, lower-rated securities saw their yields increase. For the Treasury market, short-term rates fell by a greater amount than did longer-term rates, and, consequently, the yield curve steepened.

Short-term rates fell, partly in response to policy moves made by the Federal Reserve Board (the Fed). In response to liquidity problems, the Fed initiated several moves. First, the Fed cut the fed funds rate five times during the period. The fed funds rate stood at 2.25% by March 31, 2008. Second, the Fed instituted a Term Auction Facility to give banks (those in good financial condition) access to short-term loans. Finally, on March 16, the Fed said it would allow big investment banks to borrow Treasury securities in exchange for a range of investment-grade debt securities.

Worries about a U.S. recession hurt the corporate bond sector. In addition, a rising percentage of banks reported that they were tightening their lending standards for commercial and industrial loans. Investor preference for higher-quality bonds could be seen in the trends in corporate yields. Yields on 'AAA' rated bonds fell during the period, while yields on 'BAA' rated bonds rose.

Investors also grew worried about the viability of bond insurers. Monoline insurers saw their 'AAA' ratings under pressure because they branched out from their core business of insuring municipal bonds into insuring pools of mortgage debts. One of the large bond insurers, FGIC, was downgraded, while two of the other large ones, MBIA and Ambac (Ambac Financial Group), were able to put in place plans to raise sufficient capital to maintain their ratings.

In addition to the bond insurers, the municipal bond market also experienced severe dislocations that resulted in poor relative performance. Yields on short-term municipal bonds fell and longer-term yields rose, resulting in a steeper yield curve. Issuance for the six months was lower than the volume posted a year earlier.

One striking development during the six-month period was that municipal bonds rose to yields considerably higher than comparable Treasuries.

Q. How did each Fund perform during the six-month period ended March 31, 2008?

A: (Please see Table 1 for the relative performance of each Fund.)

Table 1: Fund Performance

	Class A Shares @ NAV 3/31/08 6-Mo. Return	Lipper Funds Average[1]	Lehman Brothers Muni Bond Index[2]	Lehman Brothers 3-10 Yr. Ins. Tax-Ex. Bond Index[3]	Lehman Brothers 85% HY/15% Inv. Grade Muni Bond Index[4]
National Tax Free Fund	-2.90%	-1.01%	0.75%	—	—
California Tax Free Fund	-2.72%	-1.91%	0.75%	—	—
Connecticut Tax Free Fund	-1.70%	-0.46%	0.75%	—	—
Hawaii Tax Free Fund	-0.40%	-0.67%	0.75%	—	—
Missouri Tax Free Fund	-1.98%	-1.15%	0.75%	—	—
New Jersey Tax Free Fund	-2.27%	-1.00%	0.75%	—	—
New York Tax Free Fund	-2.36%	-0.73%	0.75%	—	—
Intermediate Tax Free Fund	1.92%	1.39%	—	2.96%	—
Georgia Tax Free Trust	-1.77%	-0.89%	0.75%	—	—
High Yield Municipal Bond Fund	-10.00%	-5.23%	—	—	-4.72%
Pennsylvania Tax Free Trust	-1.41%	-1.21%	0.75%	—	—

Peer Groups

The Lipper Funds Average for each Fund consists of municipal debt funds for the particular state involved, except for the National Tax Free Fund, Intermediate Tax Free Fund, and High Yield Municipal Bond Fund. In the case of those funds, the applicable Lipper Funds Averages are General Municipal Debt Funds, Intermediate Municipal Debt Funds, and High Yield Municipal Debt Funds, respectively.

Benchmarks

The Lehman Brothers Municipal Bond Index is applicable for all Funds, except the Intermediate Tax Free Fund and the High Yield Municipal Bond Fund. The Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index is applicable for the Intermediate Tax Free Fund. The Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index is applicable for the High Yield Municipal Bond Fund.

Q. What were the most significant factors affecting performance?

A: The most significant factors affecting each Fund's performance were as follows:

National Tax Free Fund

The National Tax Free Fund underperformed its benchmark during the six months ended March 31, 2008. Detracting from performance were lower-rated ('BBB' or lower) and non-rated bonds. Longer-term bonds also detracted from performance as the yield curve steepened with the Fed's rate cuts having a positive impact upon short-maturity bonds. Pre-refunded bonds5 contributed positively to performance owing to both their high quality and short maturities.

Intermediate Tax Free Fund

The Intermediate Tax Free Fund underperformed its benchmark during the six-month period. Bonds issued by California detracted from performance due to relatively higher supply. Although lower-rated bonds underperformed, the Fund did, however, find some attractive opportunities to add to the lower-rated holdings. The Fund benefited from the positive performance on the lower end of the curve. In particular, securities maturing between two and seven years contributed positively to performance. As a reaction to the Fed's rate cuts, longer-term bonds caused inferior performance, so the Fund benefited from the shorter holdings. A heavy weighting of 'AAA' rated bonds also contributed to performance, as did pre-refunded bonds, which are very high quality.

High Yield Municipal
Bond Fund

The High Yield Municipal Bond Fund underperformed its benchmark during the six-month period. Performance was hurt by its overweight to the healthcare sector and its holdings of long-maturity bonds. Healthcare bonds underperformed. In addition, the Fund had an overweight to long-maturity bonds due to the high income and long-term return potential of these bonds. When rates rise and liquidity premiums increase, longer bonds underperform, as they did for the Fund during this time period. The Fund maintained, and actually was able to increase, its income stream during this time period, which added to performance.

California Tax Free Fund

The California Tax Free Fund underperformed its benchmark during the six-month period. In the first half of the fiscal year, the portfolio's weightings in lower-rated bonds and bonds with maturities longer than 10 years negatively affected performance, as during the time period the yield curve steepened and credit spreads widened. The portfolio benefited from its allocation to pre-refunded bonds (its second largest sector weighting), which posted positive returns during the time period.

Debt issued by the State of California is currently rated 'A1' by Moody's and 'A+' by Standard & Poor's. These ratings are based on the current and projected health of California's large, varied, and wealthy economy. California's per capita income level for 2007 was 107.5% of the national average. Also, the state's pension system funding ratio has a better-than-average funding ratio of approximately 88%.

While the state's outlook remains stable, California's economy is currently slowing. This change is primarily due to a decline in tax revenues caused by the impact of the national housing downturn. For the first two months of 2008, actual tax revenues were 7% below forecasted revenues. Sales of single-family detached residential homes decreased more than 33% in 2007. For the 12 months ended January 2008, construction permits for new homes declined nearly 30%. The state's revenues for fiscal 2008 are projected to be $4.2 billion lower than budgeted. A recent special session of the state legislature enacted measures to offset this shortfall, including $3.3 billion of deficit bond proceeds and a variety of midyear cuts and transfers.

California also is working to overcome state constitutional structural impediments (including a two-thirds legislative vote requirement for state budget passage) that make it difficult to pass its budget on time. As a result, the governor signed the 2008 fiscal year budget 55 days late. He has proposed a constitutional amendment that will address some of these issues.

While still manageable, the state's debt per capita of $1,581 has nearly doubled over the past five years. Moreover, the state's debt level is expected to increase significantly in the coming years. California voters approved $42.7 billion in various-purpose general obligation (GO) bonds in 2006. In addition, the state has more than $72 billion of authorized but unissued long-term debt, and its current budget proposed the issuance of another $48.1 billion in bonds.

Connecticut Tax Free Fund

The Connecticut Tax Free Fund underperformed its benchmark during the six-month period. The significant rise in longer-term municipal interest rates meant a drop in the value of longer-term bonds, which detracted from the Fund's performance. In addition, lower-quality bonds were added to the Fund, to take advantage of the rise of their yields over the course of the six-month period. The duration of the Fund lengthened.

Debt issued by the State of Connecticut is currently rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These ratings are based on healthy revenue performance, operating surpluses, and rising reserve levels, which reached nearly $1.4 billion at the end of fiscal year 2007. The state ended fiscal year 2007 with a budget surplus of $1.1 billion.

Connecticut has the highest per capita income in the United States, 139% of the national average. The state's economy is primarily driven by insurance, aerospace, shipbuilding, instruments, and business services. Connecticut employment gains of 1% in 2007 were on par with the nation. The state has experienced strong growth in personal income taxes – 12% over the past four fiscal years – and business taxes, both exceeding budget requirements.

Connecticut's pension funds are among the lowest funded of all states. At fiscal year-end 2006, the State Employees' Retirement Fund (SERS) reported a funding ratio of 53.2%, or $7.9 billion. For the same period, the Teachers' Retirement Fund had an unfunded liability of 60%, or $6.9 billion. A scheduled April 2008 offering of $2 billion in GO bonds for deposit into the Teachers' Retirement Fund will improve the pension fund's funded ratio to about 70%. Debt ratios in Connecticut are among the highest in the nation. However, due to the state's high income levels, they are manageable. Currently, the state has about $10.39 billion in net direct GO debt, and its net debt per capita is $2,976.

Georgia Tax Free Trust

The Georgia Tax Free Trust underperformed its benchmark during the six-month period. As longer-term yields rose, the values of longer-term bonds fell, detracting from the Fund's performance. Lower-rated bonds also had a negative contribution to performance. But because the yields of lower-rated bonds rose during the six-month period, the Fund added to its holdings of lower-quality bonds in order to take advantage of the higher income stream.

Debt issued by the State of Georgia is currently rated 'Aaa' by Moody's and 'AAA' by Standard & Poor's. These strong ratings are based on the state's conservative fiscal management, a moderate debt burden, well-funded pensions, sound employment growth, continued revenue growth, and strong reserves. The state's varied economy has supported employment growth of 1.8% for the fiscal year ended September 2007, compared to 1.2% nationally. Strong job growth occurred in the government, education and health, and leisure and hospitality sectors.

Unaudited tax collection results for fiscal 2007 grew by 8.7% over fiscal 2006. Total tax revenues reached $17.5 billion, fueled by 10% growth in individual income tax and 3.6% growth in sales tax revenues. However, sales tax growth is slowing primarily due to a cooling housing market, rising gas prices, and reduced disposable income.

Georgia's pension system funding levels are well above the national average of 81.8%. The state's two largest pension systems are funded at 95% for the employees' retirement system and 97% for the Teacher's Retirement System, as of June 30, 2006. Georgia has $8.4 billion in outstanding debt. While the state's debt burden is growing, it is still moderate. Georgia has $916, compared to the national median of $787, of net tax-supported debt per capita.

Hawaii Tax Free Fund

The Hawaii Tax Free Fund underperformed its benchmark during the six-month period. In general, as the yield curve steepened during the first half of the fiscal year, bonds with term structures of 10 years and less posted positive returns. Longer maturities underperformed, as selling pressures overwhelmed demand, and they posted negative returns for the time period. For the first half of the fiscal year, the Fund outperformed its peer group, but underperformed the general bond market.

Debt issued by the State of Hawaii is currently rated 'Aa2' by Moody's and 'AA' by Standard & Poor's. These ratings are based on the state's historical fiscal conservatism; healthy revenue growth; a tourism-based, yet gradually diversifying economy; employment gains; and rapid amortization of existing debt.

For several years, Hawaii's solid tax revenue performance has resulted in strong revenue gains. State tax revenues grew 10.9% in 2006. On an audited basis, fiscal 2006 ended with a $298 million surplus. Fiscal 2006 was Hawaii's eighth straight year of job growth and tenth of revenue growth. In addition, Hawaii's unemployment rate is the lowest in the nation, at 2.3%. While tourism remains strong, federal defense spending also is a significant part of the state's economy. Military expansion plans and the privatization of military housing should benefit the state's near-term economy.

Hawaii's pension system funded ratio declined to 65% at the end of fiscal year 2006. The state has $4.3 billion in outstanding GO debt. The state's rate of per capita debt is $3,445 and 10% of personal income. However, this is somewhat inflated, since Hawaii issues all debt for its schools, which in most other states is provided for on the local level.

Missouri Tax Free Fund

The Missouri Tax Free Fund underperformed its benchmark during the six-month period. During the first half of the fiscal year, the portfolio's weightings in lower-rated bonds and bonds with maturities longer than 10 years negatively affected performance, as during the time period the yield curve steepened and credit spreads widened. The portfolio benefited from its allocation to pre-refunded bonds (its second largest sector weighting), which posted positive returns during the time period.

GO bonds issued by the State of Missouri are currently rated 'Aaa' by Moody's and 'AAA' by Standard & Poor's. These strong ratings are based on Missouri's solid and diverse economic base, excellent financial management, strong reserves in the form of a restricted budget reserve fund, and low debt burden. The state has a history of strong fiscal management controls.

Missouri's economy, which is diversified among various industry sectors, is anchored by the St. Louis and Kansas City metropolitan areas, home to 55% of the state's population. Missouri's geographic position, in the center of the United States, is advantageous for trade and manufacturing. The state's 2006 per capita personal income level is 90% of the nation's income level, just under the national average.

Missouri's fiscal year 2007 was exceptionally strong in terms of general fund revenue growth. The state's fiscal 2007 tax revenues were $89 million, or 5.2%, above budgeted levels. Net corporate income taxes increased 13.3%, net individual income taxes increased 7.4%, and net sales taxes decreased 0.3%. At the end of the period, Missouri's budget reserve fund was fully funded at $536 million.

Missouri's primary public retirement system has an overall funded ratio of 82% of actuarial requirements. Missouri is constitutionally prohibited from issuing GO debt without voter approval. It has about $2.7 billion in outstanding GO debt, lease-backed, and gas highway bonds. Its per capita debt level is low at $467.

New Jersey Tax Free Fund

The New Jersey Tax Free Fund underperformed its benchmark for the six-month period, as the yield curve for 'AAA' rated bonds (a major weighting in the Fund) steepened by 51 basis points (bps). In addition, lower-rated bonds underperformed higher-quality bonds, detracting from performance. Even so, the Fund added to its holdings of lower-quality bonds, including healthcare bonds, in order to take advantage of their rise in yields during the six-month period.

GO debt issued by the State of New Jersey is currently rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These ratings are based, in part, on the state's high wealth and income levels, which lead the nation, as well as better-than-expected total revenue performance in fiscal 2007. New Jersey's economic base is strong and diverse, although its employment and income growth have been hindered by a slowing national economy and weakness in the real estate market. The state's fiscal profile continued to improve, with the state recording preliminary audited GAAP (generally accepted accounting principles) general fund reserves of 6.5% in fiscal 2007. However, New Jersey has a growing debt burden and unfunded pension liability.

New Jersey's current population is approximately 8.8 million. Personal income growth for 2006 was strong, at 6.4%. Personal income per capita in 2006 was $46,344, about 28% ahead of the nation's average. New Jersey's median income was $61,600, the highest in the nation. In 2006, New Jersey's average annual unemployment declined, to 4.6%. The state has felt the impact of the troubled national real estate market. By the middle of 2007, residential building permits fell to 26,000, down from 40,000 in 2005. Home prices also fell significantly.

Total state revenues for New Jersey grew to $30.4 billion in fiscal 2007, an increase of 9% from fiscal 2006. New Jersey raised its sales tax by 1% in fiscal 2007. This produced the majority of the fiscal 2007 increase in total revenues, increasing nearly $1.42 billion, or more than 20%, to $8.2 billion over fiscal 2006.

New Jersey's pension system for state employees had a funded ratio of just 75.3% in fiscal 2006 versus a national average of 82%. The state's debt ratios are high. In June 2007, New Jersey had $2.8 billion of GO debt and more than $24.6 billion of appropriation-backed debt obligations, including pension-funding bonds. Tax-supported debt rose in fiscal 2007 to $27.5 billion, up about 84% from 2002. In 2007, debt ratio per capita was about $3,300.

New York Tax Free Fund

The New York Tax Free Fund underperformed its benchmark during the six-month period. Longer-term and lower-quality bonds were the two sectors that most negatively affected Fund performance. Longer-term bonds were hurt by the sharp rise in the yield curve, as the yield on 'AAA' rated bonds (which comprise a significant weighting in the Fund) rose 51 bps over the six-month period. The Fund's maturity structure was shortened slightly as the Fund increased its holdings of bonds maturing between 19 and 24 years and reduced its holdings of bonds maturing between 25 and 30 years.

Debt issued by the State of New York is currently rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These ratings are based on the state's well-established trend of fiscal management transcending administrations; a diversified, mature, and wealthy state economy; a long track record of closing annual budget gaps; revenue underperformance in the current fiscal year; and an above-average dependence on income taxes. The state's estimated per capita personal income remains unchanged at $42,392, or 117% of the national average. However, according to the governor's 2008–2009 executive budget report, the national economic slowdown has had a significant effect on New York's current economy. Also, with 21.5% of the state's economy focused on financial activities, the nation's mortgage-backed security crisis also has hurt New York.

In January 2008, the governor released the 2008–2009 executive budget, which estimates a decline in the General Fund total tax revenues for fiscal 2008, versus 2007. The proposed general ($56.7 billion), state ($87.8 billion), and all-funds ($124.3 billion) budgets for 2007–2008 all increased more than 5% from the revised forecast. The state anticipates a revenue shortfall for 2007 of $503 million from the enacted budget and a $96 million reduction in expenses.

Both of New York's primary pension funds, the New York State and Local Retirement System and the New York State Teachers' Retirement System, are well funded compared with those of other states. New York's debt levels are above average. According to an April 2007 Moody's report, New York ranked fifth in the country in terms of net tax-supported debt per capita, with debt burden as a percentage of personal income at 6.7%.

Pennsylvania Tax Free Trust

The Pennsylvania Tax Free Trust underperformed its benchmark during the six-month period, as the yield on 'AAA' rated bonds (the most significant holding of the Fund) spiked by 51 bps during the period. Longer-term bonds also detracted from the Fund's performance as the yield curve steepened and prices on long-term bonds fell. The Fund increased its holdings of healthcare and GO bonds.

Debt issued by the Commonwealth of Pennsylvania is currently rated 'Aa2' by Moody's and 'AA' by Standard & Poor's. These ratings are based on the commonwealth's diverse economic base; wealth levels nearly on par with the nation; a responsive management team; and a significant reduction in available reserves. Pennsylvania's growth is positive, but slowing, and is similar to the level of growth in the national economy. Looking ahead, Pennsylvania's growth is expected to lag national growth. The commonwealth's unemployment rate in October 2007 was 4.5%, compared to the U.S. rate of 4.7%. Per capita income for 2006 was 101% of the national level.

Unaudited fiscal 2007 revenues exceeded estimates by $649 million, or 2.4%, totaling $27.19 billion, compared with $27.01 billion in total expenditures. Personal income tax grew 7.7% over 2006, while sales and use tax receipts grew 3.1% and corporate income tax grew 3.2%. The enacted 2008 budget totals $27.2 billion. This is a 3.2% increase over fiscal 2007, and only $100 million under the budget proposed by the governor. A $2 billion economic development stimulus package, and the implementation of gaming legislation for slot machines, could boost future growth.

Pennsylvania's State Employee's Retirement Fund (SERS) and the Public School Employees Retirement Fund (PSERS) are suitably funded, with 2007 funded ratios of 93% and 81%, respectively. Net tax-supported 2007 debt per capita for the commonwealth was moderate, at $852, versus $875 for the national median. The ratio of debt to personal income is 2.4%.

Each Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Lipper Funds Average: Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

2  The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. Includes zero coupon bonds subject to the alternative minimum tax.

3  The Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index consists of insured tax-free municipal bonds ranging in maturity from 3–10 years.

4  The Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index is a total return benchmark designed for municipal portfolios, which contain both investment and non-investment-grade tax-exempt bonds.

5  Pre-refunded bonds are older, tax-free bonds that typically pay coupons higher than current market rates and that have been refinanced or "prepaid" by the proceeds of a second bond issue. The proceeds of this second issuance are used to "call" or pay off the original issue at its first call date. Until that time, the monies are held in escrow and are usually invested in U.S. Treasuries. As a result, pre-refunded bonds are generally deemed to have virtually no default risk. Typically, when a bond becomes pre-refunded it appreciates in value because of its higher credit quality and improved marketability.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Note: Fees and expense waivers are currently in effect for each Fund. Had waivers not been in effect, performance would have been lower. See the Funds' prospectus for a history of fees waived and expenses assumed. Existing expense waivers may be revised or terminated at any time.

Copyright © 2008 by Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in a fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the prospectus.

The views of each fund's management and the portfolio holdings described in this report are as of March 31, 2008; these views and holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each fund, please see the prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 through March 31, 2008).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 10/1/07 – 3/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$971.00	$5.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.30
Class B
Actual	$1,000.00	$966.80	$9.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.70	$9.32
Class C
Actual	$1,000.00	$967.30	$8.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.65	$8.42
Class F
Actual	$1,000.00	$971.40	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.85

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.85% for Class B, 1.67% for Class C and 0.96% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	35.48%
AA+	5.09%
Aa1	1.07%
AA	4.38%
Aa2	0.11%
AA-	3.28%
Aa3	0.41%
A+	3.25%
A1	1.59%
A	2.21%
A2	1.75%
A-	2.59%
A3	3.00%
BBB+	2.36%
Baa1	0.74%
BBB	7.90%
Baa2	0.57%
Credit Rating: S&P or Moody's(a)	%*
BBB-	3.02%
Baa3	0.47%
BB+	1.05%
BB	1.07%
Ba2	0.27%
B+	0.42%
B	0.94%
B2	0.70%
B-	0.51%
B3	0.10%
CCC+	1.11%
Caa1	0.21%
CCC	0.72%
NR	12.69%
Short-Term Investments	0.94%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

California Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$972.80	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.26
Class C
Actual	$1,000.00	$970.60	$9.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.74	$9.32
Class F
Actual	$1,000.00	$973.30	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.23	$5.81

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.24% for Class A, 1.85% for Class C and 1.15% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	41.19%
AA-	4.72%
Aa3	0.87%
A+	17.55%
A1	2.24%
A	6.88%
A-	0.24%
A3	5.84%
BBB+	2.45%
Credit Rating: S&P or Moody's(a)	%*
Baa1	1.18%
BBB	5.96%
Baa2	1.45%
BBB-	2.55%
Baa3	2.35%
NR	4.13%
Short-Term Investment	0.40%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Connecticut Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$983.00	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.29
Class F
Actual	$1,000.00	$983.60	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.24	$3.89

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.85% for Class A and 0.77% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	51.49%
AA+	0.80%
AA	17.31%
AA-	0.52%
Aa3	2.65%
A+	0.75%
A1	2.69%
A	2.53%
A2	2.39%
A-	3.35%
A3	4.16%
Baa1	1.14%
BBB	2.75%
BBB-	3.27%
NR	4.04%
Short-Term Investments	0.16%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Hawaii Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$996.00	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.34
Class F
Actual	$1,000.00	$996.50	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.59

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.86% for Class A and 0.71% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's	%*
AAA	57.27%
AA	6.47%
AA-	8.20%
Aa3	3.36%
A+	5.92%
A3	3.79%
BBB+	2.95%
BBB	2.29%
BBB-	5.98%
B	0.82%
CCC+	0.52%
NR	2.43%
Total	100.00%

*  Represents percent of total investments.

Missouri Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$980.20	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$4.90
Class F
Actual	$1,000.00	$980.60	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.39

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.97% for Class A and 0.87% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	55.18%
AA+	9.05%
AA	6.85%
AA-	1.58%
Aa3	1.56%
A+	2.11%
A1	0.28%
A2	0.70%
A-	3.50%
A3	2.45%
BBB+	2.28%
BBB	0.93%
Baa2	1.15%
BBB-	5.66%
NR	6.72%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New Jersey Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$977.30	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.80
Class F
Actual	$1,000.00	$977.80	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.29

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A and 0.85% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	46.86%
Aa1	2.38%
AA	2.93%
AA-	4.76%
A+	1.50%
A1	1.19%
A	2.00%
A2	2.83%
A-	6.31%
A3	2.30%
BBB+	1.28%
Credit Rating: S&P or Moody's(a)	%*
Baa1	1.46%
BBB	4.98%
Baa2	0.80%
BBB-	7.98%
Baa3	1.07%
Ba2	0.78%
B	0.69%
B3	0.19%
NR	6.17%
Short-Term Investment	1.54%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New York Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$976.40	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.25
Class C
Actual	$1,000.00	$972.70	$8.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.64	$8.42
Class F
Actual	$1,000.00	$976.90	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.30	$4.75

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.04% for Class A, 1.67% for Class C and 0.94% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	24.47%
AA+	5.61%
Aa1	4.09%
AA	12.23%
Aa2	1.91%
AA-	17.21%
A+	0.34%
A	7.13%
A-	0.70%
A3	6.31%
BBB+	1.65%
Credit Rating: S&P or Moody's(a)	%*
Baa1	0.41%
BBB	3.55%
BBB-	4.57%
BB+	0.95%
BB	1.73%
Ba2	1.10%
B	0.27%
CCC+	0.76%
NR	4.75%
Short-Term Investment	0.26%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Intermediate Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$1,019.20	$1.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.76	$1.26
Class B
Actual	$1,000.00	$1,015.40	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.05
Class C
Actual	$1,000.00	$1,014.40	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.02
Class F
Actual	$1,000.00	$1,018.80	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.52	$0.51
Class P
Actual	$1,000.00	$1,018.30	$2.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.78	$2.25

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, 0.10% for Class F and 0.45% for Class P) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's	%*
AAA	48.91%
AA+	2.95%
AA	4.72%
Aa2	1.90%
AA-	3.63%
Aa3	2.88%
A+	2.15%
A1	2.49%
A	6.55%
A2	1.29%
A-	1.67%
A3	1.78%
BBB+	0.93%
Baa1	1.16%
Credit Rating: S&P or Moody's	%*
BBB	1.94%
Baa2	0.36%
BBB-	1.90%
BB	0.81%
Ba2	0.45%
B+	0.40%
B	0.42%
B2	0.18%
B-	0.68%
CCC+	0.44%
NR	5.22%
Short-Term Investment	4.19%
Total	100.00%

*  Represents percent of total investments.

Georgia Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$982.30	$3.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.99
Class F
Actual	$1,000.00	$982.90	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.60	$3.44

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.79% for Class A and 0.68% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	43.74%
AA+	3.03%
Aa1	0.33%
AA	14.53%
Aa2	1.89%
AA-	0.87%
Aa3	1.07%
A+	3.22%
A1	5.25%
A	2.34%
Credit Rating: S&P or Moody's(a)	%*
A2	3.60%
A-	0.73%
A3	3.95%
BBB	4.00%
Baa2	1.13%
BBB-	5.24%
B-	1.04%
NR	4.04%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

High Yield Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$900.00	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.91
Class B
Actual	$1,000.00	$898.30	$8.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.70	$9.27
Class C
Actual	$1,000.00	$897.50	$8.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.64	$9.42
Class F
Actual	$1,000.00	$899.70	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.51	$6.51
Class P
Actual	$1,000.00	$900.20	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.32	$6.76

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.37% for Class A, 1.84% for Class B, 1.87% for Class C, 1.29% for Class F, and 1.34% for Class P) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	7.93%
AA	1.03%
AA-	2.13%
A+	2.56%
A	1.74%
A2	0.38%
A-	4.69%
A3	0.35%
BBB+	2.18%
Baa1	0.80%
BBB	10.75%
Baa2	0.26%
BBB-	2.87%
Baa3	0.18%
BB+	3.18%
Ba1	0.28%
Credit Rating: S&P or Moody's(a)	%*
BB	2.89%
Ba2	0.98%
BB-	0.26%
B+	1.00%
Ba3	0.36%
B	4.47%
B2	1.92%
B-	1.24%
B3	1.90%
CCC+	2.14%
CCC	0.86%
Caa2	0.13%
NR	38.82%
Short-Term Investments	1.72%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Pennsylvania Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	10/1/07	3/31/08	10/1/07 – 3/31/08
Class A
Actual	$1,000.00	$985.90	$5.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.25
Class F
Actual	$1,000.00	$986.40	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.50	$4.45

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.04% for Class A and 0.88% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

March 31, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	45.91%
AA+	3.89%
AA	7.45%
Aa2	1.10%
AA-	2.04%
A+	6.88%
A1	2.75%
A	4.19%
A-	2.07%
BBB+	1.97%
BBB	4.54%
Baa2	0.45%
BBB-	9.16%
BB	0.84%
NR	5.67%
Short-Term Investment	1.09%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Schedule of Investments (unaudited)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 103.69%
Education 9.17%
Allegheny Cnty PA Higher Ed Univ Rev Ser A	4.75%	2/15/2026	Baa3	$500	$430,550
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	847,620
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,000	994,070
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	2,810	2,505,087
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	1,000	848,490
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,500	1,238,385
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	869,740
CO Edl & Cultural Facs Auth Rev Charter Sch Cmnty Leadership	6.25%	7/1/2028	NR	1,000	941,970
CO Edl & Cultural Facs Auth Rev Charter Sch North East Academy	5.75%	5/15/2037	NR	860	759,862
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian†	5.50%	6/1/2037	NR	1,500	1,313,625
Central WA Univ Sys Rev(10)	5.00%	5/1/2034	A2	1,000	977,160
Chester Cnty PA Indl Dev Auth Avon Grove Charter Sch Pj A	6.25%	12/15/2027	BB+	2,325	2,208,750
Dist of Columbia Rev James F Oyster Elem Sch Pilot(1)	6.25%	11/1/2021	NR	450	449,973
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,555	1,304,878
Fergus Falls MN Indpt School Dist No 544 Sch Bldg Ser A(11)	5.00%	1/1/2020	AAA	1,700	1,816,144
Grand Traverse Academy MI Pub Sch Academy Rev	5.00%	11/1/2036	BBB-	900	729,603
Grand Vly MI St Univ Rev(10)	5.50%	2/1/2018	A+	1,150	1,230,661
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science A	5.40%	9/1/2016	NR	1,690	1,657,501
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,500	1,397,760
Hillsborough Cnty FL Indl Dev Auth Terrace Cmnty Middle Sch Pj A	5.125%	5/15/2037	BBB-	1,070	899,421
IA Higher Ed Ln Auth Rev Wartburg Ser A	5.30%	10/1/2037	BBB-(a)	3,000	2,797,260

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
LA St Univ & Agric & Mech College Hlth Sciences Ctr Pj(15)	6.375%	5/1/2031	AAA	$2,290	$2,446,819
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.25%	2/15/2026	NR	1,465	1,389,479
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	2,500	2,128,125
Lee Cnty FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn Ser A	5.375%	6/15/2037	BB	1,200	986,688
MA St Dev Fin Agy Rev Boston Univ Ser P	6.00%	5/15/2059	A-	1,000	1,046,010
MA St Dev Fin Agy Rev Wheelock College Ser C	5.25%	10/1/2037	BBB	8,000	7,488,720
MA St Hlth & Edl Fac Auth Rev Boston College Ser N(14)(15)	5.125%	6/1/2033	AAA	3,310	3,334,362
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.50%	7/1/2038	NR	2,200	1,813,130
MI Higher Ed Student Ln Auth Rev Student Ln Ser XVII-P AMT GTD(2)	4.875%	3/1/2030	AAA	1,000	900,920
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	1,400	1,219,078
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.50%	8/1/2022	NR	300	274,890
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	250	217,613
MN St Higher Edl Facs Auth Rev Hamline Univ Ser 5 B	6.00%	10/1/2029	Baa1	500	503,895
Moorhead MN Edl Facs Rev Concordia College Corp Pj A	5.00%	12/15/2022	A3	1,125	1,145,059
NC Cap Facs Fin Agy Edl Facs Rev Meredith College(c)	6.00%	6/1/2031	BBB	1,625	1,606,605
OR St Hlth Hsg Ed & Cult Facs Auth Reed College Pj Ser A	5.75%	7/1/2032	AA-	3,800	3,960,056
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	645	615,285
PA St Pub Sch Bldg Auth College Rev Delaware Cnty Cmnty College Pj(11)	5.00%	10/1/2025	Aaa	1,000	1,019,710
Pima Cnty AZ Indl Dev Auth Ed Rev American Charter Schs Fdtn A	5.50%	7/1/2026	BBB(a)	1,500	1,357,230
Pima Cnty AZ Indl Dev Auth Ed Rev American Charter Schs Fdtn A	5.625%	7/1/2038	BBB(a)	2,000	1,767,060

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
Plymouth MI Edl Ctr Charter Sch Pub Sch Academy Rev	5.375%	11/1/2035	BBB-	$405	$357,222
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	1,000	851,430
Rockwall TX Indpt Sch Dist Sch Bldg PSF GTD	5.25%	2/15/2029	AAA	2,000	2,046,360
Seattle WA Museum Dev Auth Spl Oblig GTD	5.125%	4/1/2031	AAA	1,000	1,010,830
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.00%	6/15/2020	NR	700	632,674
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	503,326
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	843,490
Tampa FL Rev Univ Tampa Pj(5)	5.00%	4/1/2035	A1	1,000	986,870
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	BB+	1,230	1,038,009
TX St Pub Fin Auth Charter Sch Fin Corp Rev Uplift Ed Ser A	5.875%	12/1/2036	BBB-	1,145	1,072,087
Univ MN Spl Purp Rev St Supported Stadium Debt	5.00%	8/1/2029	AA+	1,000	1,012,160
Univ NC Univ Rev Gen	5.00%	12/1/2028	AA+	2,015	2,034,646
Univ VT & St Agric College VT(2)	5.125%	10/1/2037	AAA	1,150	1,140,489
Univ WA Ed Resh Rev Roosevelt Pj(14)(15)	5.375%	6/1/2029	AAA	1,100	1,109,955
UT St Charter Sch Fin Auth Noah Webster Academy Ser A	6.50%	6/15/2038	NR	1,000	940,950
WA St Univ Athletic Facs Rev(2)	5.00%	10/1/2022	Aaa	1,000	1,036,650
Western WA Univ Rev Unrefunded Bal Student Rec Fee(15)	5.00%	5/1/2033	AAA	630	622,875
West Vly City UT Charter Sch Rev Monticello Academy†	6.375%	6/1/2037	NR	1,800	1,633,896
Whitehouse TX Indpt Sch Dist Sch Bldg PSF GTD	4.25%	2/15/2032	AAA	1,000	865,220
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2024	AAA	2,880	1,186,848
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2026	AAA	800	285,936
Total					82,651,167
General Obligation 12.09%
Antelope Vly CA Cmnty College Dist Election 2004 Ser B~(b)(15)	5.25%	8/1/2039	AAA	6,600	6,677,154

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
Baltimore Cnty MD Cons Pub Impt	5.00%	2/1/2020	AAA	$5,000	$5,398,550
Belding MI Area Sch(2)	5.00%	5/1/2026	AAA	400	401,000
Bessemer AL Sch Warrants(2)	5.60%	2/1/2030	Aaa	2,000	2,007,340
Birmingham MI City Sch Dist Sch Bldg & Site(11)	5.00%	11/1/2033	AAA	1,000	1,007,200
Bremerton WA(2)	5.25%	12/1/2027	Aaa	1,440	1,471,507
Caledonia MI Cmnty Schs CR(11)	5.25%	5/1/2022	AAA	1,025	1,074,671
CA St	5.00%	8/1/2018	A+	5,000	5,269,600
CA St Rep	5.25%	2/1/2029	A+	5,000	5,071,950
CA St Var Purp	5.00%	11/1/2027	A+	4,025	4,009,906
CA St Var Purp	5.00%	6/1/2032	A+	7,000	6,883,800
Crowley TX Indpt Sch Dist Sch Bldg PSF GTD	5.50%	8/1/2029	AAA	1,000	1,060,900
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,300,410
Fairfield OH City Sch Dist Sch Impt(10)	5.375%	12/1/2020	A1	1,410	1,472,900
Florida St Bd Ed Ser D	5.00%	6/1/2030	AAA	5,000	5,019,450
Foothill-De Anza CA Cmnty College Dist Cap Apprec(15)	Zero Coupon	8/1/2030	AAA	4,505	1,287,214
Foothill-De Anza CA Cmnty College Dist Ser A(2)	4.50%	8/1/2031	AAA	1,800	1,609,398
Grand Blanc MI Cmnty Schs Sch Bldg & Site(11)	5.00%	5/1/2021	AAA	500	521,245
Grand Prairie TX Indp Sch Dist Sch Bldg Ser A PSF GTD	5.00%	2/15/2028	AAA	1,000	1,009,210
Grand Rapids MI Smartzone Loc Dev Auth(2)	5.375%	6/1/2028	AAA	1,125	1,168,796
Hillsborough Cnty FL Sch Bd COP(15)	5.00%	7/1/2029	AAA	1,000	980,680
Jacksboro TX Indpt Sch Dist Sch Bldg PSF GTD	5.125%	2/15/2031	AAA	1,000	1,009,760
Jefferson Cnty AL Sch Warrants(11)	5.50%	2/15/2020	AAA	1,000	1,032,310
King Cnty WA Pub Transn Sales Tax(15)	5.375%	6/1/2029	AAA	1,000	1,031,360
King Cnty WA Sch Dist No 405 Bellevue(10)	5.00%	12/1/2020	AA+	2,000	2,062,720
King Cnty WA Ser B	4.50%	1/1/2024	AAA	320	313,962
Mansfield TX Indpt Sch Dist Unrefunded Bal PSF GTD	5.25%	2/15/2023	AAA	145	148,670
Mason Cnty MI Cent Sch Dist Sch Bldg & Site Ser A(11)	5.00%	5/1/2024	AAA	1,070	1,098,569

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser A(2)	4.25%	5/1/2029	AAA	$1,000	$895,800
New York City NY Ser E	5.00%	8/1/2019	AA	5,000	5,254,550
New York City NY Sub Ser C-1	5.00%	10/1/2026	AA	5,000	5,030,050
New York City NY Sub Ser I-1~(b)	5.00%	4/1/2025	AA	12,350	12,471,524
New York City NY Unrefunded Bal Ser A	6.00%	5/15/2030	AA	20	20,768
Pflugerville TX Indpt Sch Dist PSF GTD	5.00%	8/15/2026	AAA	1,000	1,010,430
Port Seattle WA Ser B AMT	5.75%	12/1/2025	AAA	750	770,940
Powell OH(10)	5.50%	12/1/2032	AA+	1,280	1,315,866
Ramsey Cnty MN St Aid Str Ser C	5.00%	2/1/2024	AAA	500	512,670
Richland Cnty SC	5.375%	3/1/2030	AA	1,140	1,183,981
Richland Cnty SC	5.375%	3/1/2031	AA	1,195	1,239,502
Richland Cnty SC	5.375%	3/1/2032	AA	1,255	1,302,288
Richland Cnty SC	5.375%	3/1/2033	AA	1,320	1,367,982
Richmond VA(11)	5.50%	1/15/2018	AAA	500	532,050
Royal Oak MI Cap Impt Ser B(15)	4.375%	5/1/2026	AAA	660	620,248
San Diego CA Unif Sch Dist Election 1998 Ser E-2(11)	5.50%	7/1/2025	AAA	5,000	5,468,700
TX St Ser B RIBs	8.009%	9/30/2011	Aa1	5,500	6,481,860
Wayne Cnty MI Bldg Auth Cap Impt Ser A(15)	5.25%	6/1/2016	AAA	500	501,965
Webster TX Bal Cfts Oblig Ser A(11)	6.00%	3/1/2017	AAA	500	524,885
Wood Cnty OH Pub Libr Impt(15)	5.875%	12/1/2022	Aaa	1,000	1,129,250
Total					109,035,541
Healthcare 14.18%
Abag Fin Auth For Nonprofit Corp CA Rev Childrens Hosp & Resh A	5.25%	12/1/2027	A	1,000	973,620
Abag Fin Auth For Nonprofit Corp CA Woods Oblig COP(1)	6.20%	11/1/2029	NR	1,000	953,150
Allegheny Cnty PA Hosp Dev Auth Rev West PA Hlth Sys SerA	5.00%	11/15/2028	BB	7,000	5,633,180
AZ Hlth Fac Auth Rev AZ Hlthcare Pooled Fin C(10)	5.50%	6/1/2014	A3	1,130	1,246,322
Brazos Cnty TX Hlth Fac Dev Franciscan Svcs Corp Oblig Grp	5.375%	1/1/2032	A-	1,615	1,563,320
CA Hlth Facs Fin Auth Rev Sutter Hlth Ser A~(b)	5.00%	11/15/2042	AA-	5,000	4,695,300

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.00%	7/15/2022	NR	$1,000	$890,760
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	2,250	1,869,435
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(14)(15)	5.00%	2/15/2015	AAA	1,600	1,649,776
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(14)(15)	5.00%	2/15/2016	AAA	1,000	1,028,670
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.00%	8/1/2024	Baa2	2,000	1,755,580
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa2	2,500	2,083,525
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	2,950	2,360,118
Duluth MN Econ Dev Benedictine Hlth Sys St. Mary's	5.25%	2/15/2028	A-	1,000	1,111,080
Erie Cnty OH Hosp Facs Rev Firelands Regl Med Ctr Ser A	5.50%	8/15/2022	A	1,000	1,021,800
Fargo ND Hlth Sys Rev Meritcare Oblig Grp A(15)	5.375%	6/1/2027	AAA	1,000	1,004,670
Hamilton Cnty OH Hosp Facs Cincinnati Children's Hosp J(10)	5.25%	5/15/2034	A3	3,395	3,352,019
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	3,250	3,571,653
Hilsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj~(b)	5.25%	10/1/2041	A3	5,000	4,637,300
IL Fin Auth Rev Northwestern Mem Hosp Ser A	5.25%	8/15/2034	AA+	10,000	11,135,400
IN Hlth & Edl Fac Fin Auth Rev Cmnty Fndtn Northwest Ind	5.50%	3/1/2037	BBB-	2,000	1,729,000
Jacksonville FL Hlth Facs Auth Brooks Health Sys	5.25%	11/1/2038	A	9,500	8,742,755
Johnson City TN Hlth & Edl Fac First Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+	1,500	1,375,575
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	1,500	1,464,465
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-	5,875	5,268,171
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	1,000	1,028,710

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	$1,500	$1,519,800
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser A(15)	Zero Coupon	10/1/2025	AAA	3,690	1,338,806
LA Pub Facs Auth Rev Ochsner Clinic Fndtn Pj Ser A	5.375%	5/15/2043	A3	4,245	3,886,807
Lauderdale Cnty & Florence AL Hlthcare Rev Coffee Hlth Ser A(15)	6.00%	7/1/2029	AAA	1,000	1,064,990
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(b)	5.00%	10/1/2030	A-	10,000	9,099,800
Lubbock TX Hlth Facs Dev Corp Rev Sears Plains Pj(12)	5.70%	1/20/2041	AAA	2,490	2,531,483
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	1,000	959,180
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	6.00%	1/1/2028	BBB-	1,720	1,723,578
MI St Hosp Fin Auth Rev Trinity Hlth Ser A TCRS(2)	6.00%	12/1/2027	AAA	1,000	1,063,120
Minneapolis & St. Paul MN Hsg & Redev Auth Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	Baa1	2,100	2,050,818
MN Agric & Econ Dev Bd Rev Unrefunded Bal Hlthcare Sys A(15)	5.50%	11/15/2017	AAA	45	45,994
MO St Hlth & Edl Facs Auth Rev Childrens Mercy Hosp Ser B ARS(2)	12.38%	5/15/2037	AAA	2,850	2,850,000
NH Hlth & Edl Facs Auth Rev	6.00%	10/1/2024	A+	250	263,395
NH Hlth & Edl Facs Auth Rev Dartmouth-Hitchcock Oblig Grp(11)	5.50%	8/1/2027	AAA	3,500	3,652,775
NH Hlth & Edl Facs Auth Rev Exeter Pj	5.75%	10/1/2031	A+	1,550	1,571,080
NH Hlth & Edl Facs Auth Rev The Memorial Hosp	5.25%	6/1/2036	Baa3	750	640,620
NH St Hlth & Ed Concord Hosp(11)	5.50%	10/1/2021	Aaa	710	742,078
OR St Hlth Hsg Ed & Cultural Fac Auth Rev(2)	5.25%	11/15/2019	AAA	2,000	2,091,700
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare B	4.75%	11/15/2036	A	1,000	873,970
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	Aa1	910	953,480
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	Aa1	1,000	1,041,990

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Fac Hosp de la Conception A	6.50%	11/15/2020	Aa1	$410	$436,055
RI St Hlth & Edl Bldg Corp Rev Roger Williams Rlty(8)	6.50%	8/1/2029	AA	1,240	1,278,638
Rochester MN Hlthcare Fac Rev(14)(15)	5.50%	11/15/2027	AAA	500	505,690
Rochester MN Hlthcare Fac Rev Mayo Clinic~(b)	5.25%	11/15/2036	Baa1	2,000	1,766,540
Sarasota Cnty FL Pub Hosp Bd Rev Sarasota Mem Hosp Ser B(15)	5.50%	7/1/2028	AAA	1,905	1,975,066
Skagit Cnty WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	5.50%	12/1/2030	Baa2	750	681,398
St. Cloud MN Hlthcare Rev Hosp Oblig Group Ser A(11)	6.25%	5/1/2018	Aaa	3,320	3,555,056
Vigo Cnty ID Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	3,000	2,605,950
WI Hlth & Edl Facs Auth Rev Aspirus Wausau Hosp Inc ARS(2)	14.99%#	8/15/2034	AAA	3,000	3,000,000
Total					127,915,211
Housing 2.69%
Dakota Cnty MN Cnty Dev Agy Sing Fam Rev Mtg Bkd Secs Pg Ser B AMT(7)(13)	5.15%	12/1/2038	AAA	491	481,636
Dakota Cnty MN Hsg & Redev Auth Sing Fam Mtg Rev AMT(13)	5.85%	10/1/2030	AAA	31	31,061
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A~(b)	5.125%	1/1/2036	BBB-(a)	4,300	3,711,330
ID Hsg Agy Sing Fam Mtg Ser F AMT(6)(8)	7.45%	7/1/2015	Aaa	50	50,083
KY Hsg Corp Hsg Rev Ser D AMT	5.25%	7/1/2022	AAA	500	501,320
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR	2,195	1,965,096
LA St Citizens Ppty Corp Assmt Rev Ser B(2)	5.00%	6/1/2016	AAA	2,700	2,802,411
Lee Cnty FL Hsg Fin Auth Sing Fam Mtg Rev AMT(7)(13)	6.40%	3/1/2029	Aaa	175	178,510
MI St Hsg Dev Auth Ltd Oblig Multi Fam Hsg Rev College Pg Wiliams Pavilion AMT(12)	4.90%	4/20/2048	Aaa	1,000	861,010
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	1,250	1,174,563
Minneapolis MN Hsg Rev Keeler Apts Pj Ser A	5.00%	10/1/2037	NR	1,000	785,770

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Housing (continued)
Minneapolis MN Multi Fam Hsg Rev Mtg East Village South(8)(12)	6.10%	7/20/2020	Aaa	$1,000	$1,028,690
Minneapolis St. Paul MN Hsg Fin Rev Sing Fam Mtg Ser AB AMT(13)	6.25%	11/1/2030	AAA	120	123,913
Minneapolis St. Paul MN Hsg Mtg Bkd City Living A4 AMT(7)(13)	5.00%	11/1/2038	AAA	986	867,251
MN St Hsg Fin Agy Rsdl Hsg Fin Ser F AMT	5.40%	7/1/2030	AA+	1,095	1,065,884
MN St Hsg Fin Agy Sing Fam Mtg Ser E	5.90%	7/1/2025	AA+	125	125,148
MN St Hsg Fin Agy Sing Fam Mtg Ser G-1 AMT	5.60%	7/1/2022	AA+	150	151,053
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownr Ln Ser B-1 AMT(13)	6.25%	3/1/2031	AAA	90	92,500
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT(13)	Zero Coupon	3/1/2029	AAA	275	88,033
NC Hsg Fin Agy Sing Fam Rev Ser BB AMT	6.25%	3/1/2012	AA	285	285,020
New Orleans LA Fin Auth Mtg Rev Ser B-2 AMT(13)	6.00%	12/1/2018	Aaa	115	115,100
OK Hsg Fin Agy Sing Fam Mtg Ser B-1(13)	5.30%	9/1/2026	Aaa	50	50,034
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser B-1	Zero Coupon	3/1/2029	Aaa	1,130	375,623
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser D-2 AMT(13)	Zero Coupon	9/1/2030	Aaa	745	180,238
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Ser D-1(13)	Zero Coupon	3/1/2029	Aaa	2,145	729,064
Pinellas Cnty FL Hsg Fin Auth Multi Cnty Pg Ser B1 AMT(7)(13)	5.00%	3/1/2048	Aaa	1,095	959,614
St. Paul MN Hsg & Redev Auth Multi Fam Hsg Marian Ctr Pj A	5.375%	5/1/2043	NR	2,000	1,570,760
VT Hsg Fin Agy Sing Fam Hsg Ser 16-A AMT(11)	5.50%	11/1/2021	AAA	1,735	1,757,503
WV St Hsg Dev Fd Hsg Fin Ser B AMT	5.25%	11/1/2018	AAA	2,085	2,105,975
Total					24,214,193
Industrial 7.34%
Allegheny Cnty PA Indl Dev Auth Resdl Res Inc Pj	5.10%	9/1/2026	BBB-(a)	1,000	904,590
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	652,717

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial (continued)
Brazos River Auth TX Pollutn Ctrl Rev TXU Elec Co Pj AMT	5.75%#	5/1/2036	CCC	$3,805	$3,603,677
CA Infrastr & Econ Dev Bk Rev Academy of Sciences Ser B ARS(15)	10.255%#	2/1/2035	AAA	5,000	5,000,000
Cass Cnty TX Indl Dev Corp Envr Impt Rev Ser A AMT	6.00%	9/1/2025	BBB	1,000	966,440
Clark Cnty NV Indl Dev Rev NV Ser C AMT(2)	5.95%	12/1/2038	AAA	3,320	3,468,670
Escambia Cnty FL Env Impt Rev Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2026	BBB	500	418,370
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,550	1,355,304
IL Fin Auth Sports Fac Rev Untd Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR	2,000	1,809,280
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	2,350	1,913,229
LA Loc Govt Envr Fac Cmnty Dev Auth Rev	6.75%	11/1/2032	BB+	5,000	4,769,650
Lee Cnty FL Ind Dev Auth Bonita Springs Util Pj AMT(2)	5.125%	11/1/2019	AAA	750	764,557
Liberty NY Dev Corp Rev Goldman Sachs Headquarters~(b)	5.25%	10/1/2035	AA-	13,983	14,125,998
Matagorda Cnty TX Nav Dist No 1 Rev Houston Lighting & Pwr Co AMT(2)	5.125%	11/1/2028	AAA	3,000	2,766,750
Mission TX Econ Dev Corp Solid Wst Disp Rev Allied Wst N.A. Inc Pj A AMT	5.20%	4/1/2018	B+	3,500	3,059,315
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	2,325	2,459,199
OH St Wtr Dev Auth Solid Wst Rev Allied Wst N.A. Pj Ser A AMT	5.15%	7/15/2015	B+	1,000	909,560
Orange Cnty TX Nav & Port Dist Indl Dev Rev North Star Steel TX Pj	6.375%	2/1/2017	A	2,400	2,402,112
RI St Econ Dev Providence Place Mall(16)	6.125%	7/1/2020	AA	550	582,181
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,500	1,222,320
Rockdale Cnty GA Dev Auth Rev Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	1,000	902,710
Sabine River Auth TX Pollutn Ctrl Rev TXU Elec C	5.20%	5/1/2028	CCC	3,000	2,302,380
Texas City TX Indl Dev Corp Marine Term Rev Arco Pipe Line	7.375%	10/1/2020	AA+	5,500	6,896,285

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial (continued)
Tob Sttlmnt Auth WA Tob Sttlmnt Asset Bk	6.50%	6/1/2026	BBB	$395	$406,965
Trumbull Cnty OH Sew Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	2,550	2,514,045
Total					66,176,304
Lease 2.09%
AZ St Ser A COP(15)	5.00%	11/1/2020	AAA	200	206,842
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(15)	5.75%	12/1/2018	Aaa	555	564,196
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(15)	5.75%	12/1/2019	Aaa	315	319,886
Charlotte NC Govt Fac Pj Ser G COP	5.375%	6/1/2026	AA+	2,250	2,329,155
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Rev Anheuser Busch Pj AMT	5.90%	4/1/2036	A	1,505	1,542,008
Harris Cnty Houston TX Sports Auth Rev Sr Lien Ser G(15)	5.25%	11/15/2021	AAA	1,000	1,034,170
Henrico Cnty VA Eco Dev Auth Pub Fac Lease Rev Jail Pj	6.125%	11/1/2019	AA+	1,000	1,068,470
Lancaster Edl Assistance Sch Dist Lancaster Cnty Pj	5.00%	12/1/2029	A-	1,755	1,657,299
MI St Hse Reps Cap Apprec COP(2)	Zero Coupon	8/15/2024	AAA	3,565	1,504,787
NJ Econ Dev Auth Rev Sch Facs Constr Sub Ser T7 ARS(11)	5.85%#	9/1/2032	AAA	5,000	5,000,000
Spartanburg Cnty SC Sch Dist McCarthy Teszler Pj(18)	5.00%	3/1/2022	A-	1,000	1,013,460
St. Paul MN Port Auth Lease Rev Office Bldg	5.00%	12/1/2022	AA+	1,000	1,026,250
St. Paul MN Port Auth Lease Rev Office Bldg	5.25%	12/1/2027	AA+	1,000	1,022,300
St. Paul MN Port Auth Lease Rev Regions Hosp Pkg Ramp Pj Ser 1	5.00%	8/1/2036	NR	750	596,205
Total					18,885,028
Miscellaneous 7.05%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	3,000	2,954,310
Bellevue WA Convtn Ctr Auth Spl Oblig Rev(15)	Zero Coupon	2/1/2024	AAA	1,400	605,150
Bemidji MN Lease Rev MN St Bureau Crim Appreh(15)	5.80%	12/1/2021	Aaa	460	466,679

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Miscellaneous (continued)
George L Smith II GA World Congress Ctr Auth Rev AMT(15)	5.75%	7/1/2015	AAA	$1,500	$1,581,690
George L Smith II GA World Congress Ctr Rev AMT(15)	5.50%	7/1/2020	AAA	700	727,461
Jacksonville FL Excise Taxes Ser C AMT(15)	5.25%	10/1/2020	AAA	1,000	1,033,200
LA Loc Govt Env Fac Cmnty Dev Auth Rev Pkg Fac Corp Garage Pj Ser A(2)	5.375%	10/1/2026	AAA	1,500	1,531,305
Larimer Cnty CO Sales & Use Tax Rev Fairgrounds & Events(15)	5.00%	12/15/2019	AAA	750	783,765
MA St Wtr Pollutn Abatement Tr Pool Pg Ser 9~(b)	5.25%	8/1/2033	AAA	9,000	9,823,995
Mashantucket Western Pequot Tribe CT 2006 Ser A Sub Spl Rev Bd†	5.50%	9/1/2036	Baa3	1,000	865,320
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.375%	2/1/2029	NR	2,580	2,303,476
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(10)	3.37%#	4/1/2014	A+	4,800	4,741,344
Miami-Dade Cnty FL Spl Oblig Sub Ser A(15)	Zero Coupon	10/1/2024	AAA	3,000	1,231,800
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,700	1,514,190
MN St Ret Sys Bldg Rev	6.00%	6/1/2030	AAA	250	260,133
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal Fashion Inst(11)	5.50%	7/1/2030	AAA	285	295,186
Orange Cnty FL Sales Tax Rev Ser B(10)	5.125%	1/1/2032	AA	1,425	1,428,149
Osceola Cnty Tourist Dev Tax Rev Ser A(10)	5.00%	10/1/2032	A2	1,400	1,365,252
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR	825	793,493
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR	1,400	1,267,224
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.50%	6/15/2020	Aaa	650	678,353
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.75%	6/15/2019	Aaa	1,500	1,576,845
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB-	95	103,913
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	1,000	1,100,760
Salt Verde Fin Corp Sr Gas Rv AZ	5.25%	12/1/2023	AA-	1,000	966,770
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	1,000	993,200

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Miscellaneous (continued)
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	$1,000	$878,870
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	500	486,535
Spokane WA Pub Fac Dist Hotel Motel & Sales Use Tax(15)	5.75%	12/1/2028	AAA	1,000	1,052,100
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A~(b)	5.125%	6/1/2037	BBB+	10,500	9,295,650
Sweetwater Cnty WY Solid Wst Disp Ref FMC Corp Pj AMT	5.60%	12/1/2035	BBB	7,500	6,770,625
Tampa FL Sports Auth Rev Tampa Bay Arena Pj(15)	6.00%	10/1/2015	AAA	450	503,087
Valparaiso IN Econ Dev Rev Valparaiso Family YMCA	5.875%	12/1/2027	NR	1,000	925,870
Valparaiso IN Econ Dev Rev Valparaiso Family YMCA	6.125%	12/1/2042	NR	1,000	903,090
West Palm Beach FL Cmnty Northwood-Pleasant Cmnty Redev	5.00%	3/1/2029	A	575	519,518
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	1,250	1,270,650
Total					63,598,958
Nursing Home 5.82%
Alachua Cnty FL Indl Dev Rev North FL Ret Village	5.875%	11/15/2036	NR	5,000	4,346,700
AZ Hlth Facs Auth Hlthcare Beautitudes Campus Pj	5.20%	10/1/2037	NR	5,000	3,842,850
CT St Dev Auth Hlth Fac Rev Alzeimers Resh Ctr Pj	5.40%	8/15/2021	NR	880	809,081
East Lansing MI Econ Dev Ltd Oblig Rev 1st Mtg Burcham Hills Ser B-1	5.25%	7/1/2037	NR	775	633,291
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	2,700	2,253,501
Howard Cnty MD Ret Cmnty Rev Vantage House Fac Ser A	5.25%	4/1/2027	NR	1,500	1,263,945
Howard Cnty MD Ret Cmnty Rev Vantage House Fac Ser A	5.25%	4/1/2033	NR	2,000	1,603,460
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2028	NR	1,500	1,308,750
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2043	NR	1,500	1,232,685
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2027	NR	1,000	965,770

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Nursing Home (continued)
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2037	NR	$1,500	$1,412,745
IL Fin Auth Rev Montgomery Place Pj Ser A	5.75%	5/15/2038	NR	2,000	1,736,780
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	1,250	1,097,388
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	1,250	1,083,488
Lancaster Cnty PA Hosp Auth Brethen Vlg Pj Ser A	6.25%	7/1/2026	NR	2,250	2,230,402
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.375%	1/1/2028	NR	1,500	1,306,125
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR	3,585	3,039,076
Manhattan KS Hlthcare Fac Rev Meadowlark Hills Ret A	5.00%	5/15/2029	NR	4,050	3,305,164
Med Ctr Hosp Auth GA Rev Spring Harbor Green Isl Pj	5.25%	7/1/2037	NR	1,000	751,640
Nassau Cnty NY Ind Dev Agy Continuity Care Ret Amsterdam At Harborside Ser A	5.875%	1/1/2018	NR	2,150	2,139,551
NC Med Care Commn Ret Facs Rev First Mtg UTD Methodist C	5.50%	10/1/2032	NR	3,500	3,213,140
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,440	1,238,414
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	818,160
Orange Cnty FL Hlth Facs Auth 1st Mtg Orlando Lutheran Tower	5.50%	7/1/2038	NR	1,250	1,037,000
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	1,000	850,630
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	1,100	908,336
St. Louis Cnty MO Indl Dev Auth Sr Living Facs St. Andrews Resh Ser A	6.375%	12/1/2041	NR	1,000	927,880
Tarrant Cnty TX Cultural Ed Facs Buckner Ret Svcs Inc Pj	5.25%	11/15/2037	A-	3,000	2,615,460
WA St Hlthcare Facs Auth Rev Unrefund Bal Providence Hlth A(10)	5.00%	10/1/2036	Aaa	1,460	1,385,701
WA St Hsg Fin Commn Nonprofit Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	3,650	3,101,113
Total					52,458,226

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Power 2.46%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy Co LLC Pj AMT	5.00%	3/1/2041	Caa1	$2,875	$1,955,546
Emerald Coast FL Utils Auth Rev Sys(10)	5.25%	1/1/2036	A3	1,000	1,001,810
Grant Cnty WA Pub Util Dist No2 Pr Rap Hydro 2nd Ser B AMT(15)	5.375%	1/1/2018	AAA	300	309,048
Hillsborough Cnty FL Ind Dev Auth Pollutn Ctrl Rev Hillsborough Cnty Indl Dev Auth(2)	5.00%#	12/1/2034	AAA	3,100	3,079,106
MA St Dev Fin Agy Solid Wst Disp Rev Dominion Energy Brayton Point AMT	5.00%#	2/1/2036	A-	2,200	1,945,504
MI St Strategic Fd Ltd Oblig(2)	7.00%	5/1/2021	AAA	500	595,130
MI St Strategic Fd Ltd Oblig Rev Detroit Fd Ser BB(15)	7.00%	7/15/2008	AAA	350	353,787
Monroe Cnty GA Dev Auth Pollutn Ctrl Rev Oglethorpe Pwr Scherer B ARS(2)	9.755%#	1/1/2036	AAA	1,000	1,000,000
Puerto Rico Elec Pwr Auth Rev Ser DD(11)	4.50%	7/1/2019	AAA	95	95,255
Sacramento CA Muni Util Dist Ser T(10)	5.00%	5/15/2030	A1	5,000	4,940,400
SC St Pub Svc(11)	5.25%	1/1/2019	AAA	950	1,006,877
TN Energy Acq Corp Gas Rev Ser A	5.00%	9/1/2013	AA-	2,500	2,515,200
Washoe Cnty NV Wtr Fac Rev Sierra Pac Pwr A AMT ARS(2)	10.00%#	3/1/2036	AAA	3,000	3,000,000
Western MN Muni Pwr Agy Ser A(15)	5.00%	1/1/2026	Aaa	400	405,020
Total					22,202,683
Pre-Refunded 16.38%
Adrian MI City Sch Dist(11)	5.00%	5/1/2034	AAA	1,500	1,647,150
Athens OH City Sch Dist Fac Constr & Impt(11)	6.00%	12/1/2024	AAA	500	551,900
Boise City ID Lease Rev Urban Renewal ADA Cnty Courts(2)	6.25%	8/15/2019	AAA	5,000	5,335,000
CA Edl Facs Auth Rev USC Ser A	5.00%	10/1/2033	AA+	5,000	5,475,200
CA St	5.25%	4/1/2034	AAA	5,000	5,581,050
Canton OH Sch Dist Var Purp Ser A(15)	5.625%	12/1/2023	AAA	2,900	3,145,862
Chaska MN Elec Rev Ser A	6.00%	10/1/2025	A3	250	271,538
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(15)	Zero Coupon	8/1/2015	AAA	840	537,508
CO Hlth Fac Auth Rev Portercare Adventis Hlth	6.625%	11/15/2026	A2	2,000	2,283,120
DE St Econ Dev Auth Rev DE Tech Pk Univ DE Pj(2)	6.00%	2/1/2021	AAA	900	968,877

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
DE Transn Auth Transn Sys Rev Sr	6.00%	7/1/2020	AA+	$6,215	$6,716,364
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	3,500	3,805,445
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.75%	5/15/2021	AAA	1,000	1,106,090
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.875%	5/15/2031	AAA	1,000	1,109,810
Greenville Cnty SC Sch Dist Installment Pur Rev Bldg Equity Sooner Tomorrow	5.50%	12/1/2028	Aaa	4,000	4,496,360
Greenville MI Pub Sch(11)	6.00%	5/1/2025	AAA	1,000	1,042,090
Harris Cnty TX Hlth Facs Dev Corp Rev Mem Hermann Hlthcare Ser A	6.375%	6/1/2029	A	4,250	4,759,065
Harris Cnty TX Hlth Fac Dev St. Lukes Episcopal Hosp Ser A COP	5.375%	2/15/2026	AAA	1,000	1,085,500
Hartland MI Cons Sch Dist(10)	6.00%	5/1/2021	AA-	1,950	2,093,871
Highlands Cnty FL Facs Auth Rev Hosp Adventist Hlth Sys D	5.875%	11/15/2029	A1	2,000	2,274,060
Highlands Cnty FL Facs Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	A1	4,755	5,317,754
Houston TX Arpt Sys Rev Sub Lien Ser B(11)	5.50%	7/1/2030	AAA	1,000	1,069,800
Jackson OH Hosp Fac Rev Cons Hlth Sys Jackson Hosp(16)	6.125%	10/1/2023	AA	680	726,335
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev ETM RIBs(10)	5.045%	6/1/2011	AAA	2,000	2,018,240
Katy TX Indpt Sch Dist Ltd Tax PSF GTD	6.125%	2/15/2032	AAA	1,000	1,037,440
Lake Orion MI Cmnty Sch Dist Ser A(10)	6.00%	5/1/2017	Aa3	1,335	1,433,496
Marion OH City Sch Dist Sch Fac Constr & Impt(11)	5.625%	12/1/2022	AAA	500	547,090
MD St Hlth & Higher Edl Facs Auth Rev North Arundel Hosp	6.50%	7/1/2026	A3	1,000	1,101,050
MD St Hlth & Higher Edl Facs Catholic Hlth Initiative Ser A	6.00%	12/1/2024	AA	100	107,844
MD St Hlth & Higher Edl Facs Univ MD Med Sys	6.75%	7/1/2030	A3	1,950	2,157,656
Miami-Dade Cnty FL Edl Facs Auth Rev Ser A(2)	6.00%	4/1/2023	AAA	2,000	2,162,960
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev(10)	6.375%	7/1/2029	A3	1,000	1,097,170

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
Milledgeville-Baldwin Cnty GA Fndtn GA St College & St Univ	6.00%	9/1/2033	AAA	$3,000	$3,496,380
MI St COP(2)	Zero Coupon	6/1/2022	AAA	2,000	1,002,100
Morris MN Indpt Sch Dist No 769 Bldg(15)	5.00%	2/1/2028	AAA	1,000	1,077,100
MS Hosp Equip & Fac Forrest Cnty Auth Gen Hosp Pj(11)	6.00%	1/1/2030	Aaa	615	674,883
New York City NY Ser A	6.00%	5/15/2030	AAA	2,155	2,342,097
NY St Dorm Auth Rev St Supp Debt Fashion Inst Tech(11)	5.50%	7/1/2030	AAA	115	124,384
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2027	A2	1,000	1,119,210
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2032	A2	1,000	1,119,210
Orange Cnty FL Tourist Dev Sub Tax Rev ETM(2)	6.00%	10/1/2016	AAA	710	723,440
Orange Cnty FL Tourist Dev Sub Tax Rev Sr Lien(2)	5.125%	10/1/2025	AAA	1,445	1,568,851
Pearland TX Indpt Sch Dist PSF GTD	5.125%	2/15/2022	AAA	1,000	1,028,440
Phoenix AZ Civic Impt Corp(10)	6.00%	7/1/2024	AA-	2,400	2,616,408
Port Tacoma WA Ser A(2)	5.25%	12/1/2034	AAA	2,000	2,249,220
Potterville MI Pub Sch(11)	6.00%	5/1/2029	AAA	1,000	1,042,090
Providence RI Redev Agy Rev Pub Safety & Muni Bldgs Ser A(2)	5.75%	4/1/2029	Aaa	415	445,959
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.50%	7/1/2027	BBB+	2,000	2,190,520
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	1,880	2,053,881
Puerto Rico Comwlth Pub Impt(15)	5.75%	7/1/2026	AAA	8,000	8,565,520
Puerto Rico Elec Pwr Auth Pwr Rev Refunded Bal Ser NN	5.125%	7/1/2029	AAA	1,185	1,309,935
RI St Econ Dev Corp Arpt Rev Ser B(10)	6.00%	7/1/2020	A2	1,210	1,317,714
RI St Econ Dev Corp Arpt Rev Ser B(10)	6.00%	7/1/2028	A2	1,200	1,306,824
RI St Hlth & Edl Bldg Corp Rev Hosp Fin Lifespan Oblig Grp	6.50%	8/15/2032	A-	1,000	1,147,060
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth Alliance A	7.375%	12/15/2021	NR	2,000	2,294,880
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth C	6.375%	8/1/2034	BBB+	2,020	2,343,563

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
South Washington Cnty MN Indpt Sch Dist No 833 Ser A(15)	5.50%	2/1/2018	AAA	$5,065	$5,325,341
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	NR	1,250	1,425,375
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	BBB+(a)	750	855,225
Tampa Bay Wtr FL Util Sys Rev(10)	6.00%	10/1/2024	AAA	3,000	3,338,610
Tyler TX Hlth Fac Dev Corp Hosp Rev Mother Frances Hosp	6.00%	7/1/2027	Baa1	1,500	1,681,815
United Indpt Sch Dist TX PSF GTD	5.125%	8/15/2026	AAA	1,000	1,016,150
Univ Central AR Rev Hsg Sys(11)	6.50%	1/1/2031	AAA	2,425	2,647,324
Univ MA Bldg Auth Facs Rev Sen Comwlth Ser 4-A(15)	5.125%	11/1/2034	AAA	5,000	5,595,050
Upper Trinity Regl Wtr Dist TX Wtr Rev Sys Ser 4(10)	6.00%	8/1/2026	A-	3,025	3,267,121
Vancouver WA Ltd Tax(2)	5.50%	12/1/2025	AAA	1,000	1,081,570
VA St Pub Bldg Auth Pub Facs Rev Ser A	5.75%	8/1/2020	AA+	600	646,776
WA St Higher Ed Facs Auth Rev Gonzaga Univ Pj(15)	5.125%	4/1/2034	AAA	1,000	1,114,560
Webster TX Ctfs Oblig Ser A(11)	6.00%	3/1/2017	AAA	940	1,004,822
Western WA Univ Rev Student Rec Fee(15)	5.00%	5/1/2033	AAA	20	21,652
WV St Ser D(10)	6.50%	11/1/2026	Aa3	2,000	2,472,600
Total					147,716,355
Resource Recovery 2.28%
Fort Wayne IN Pollutn Ctl Rev Ref Gen Mtrs Corp Pj	6.20%	10/15/2025	B-	2,585	2,348,860
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	2,800	2,299,836
Madre Met Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	1,000	774,160
Maricopa Cnty AZ Pollutn Ctrl Rev AZ Pub Svc Co Ser B(2)	Zero Coupon	5/1/2029	AAA	1,175	1,175,000
MI St Strategic Fd Solid Wst Disp Rev Ltd Oblig Wst Mgmt AMT	4.50%	12/1/2013	BBB	1,000	940,750
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,245	1,249,258
Navajo Cnty AZ Pollutn Ctrl Corp Rev AZ Pub Svc Co B ARS(2)	6.00%#	6/1/2034	AAA	2,000	2,000,000

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Resource Recovery (continued)
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy B AMT	6.75%#	12/1/2036	B2	$6,000	$5,984,940
Sabine River Auth TX Pollutn Ctrl Rev TXU Energy Co Pj Ser A	5.80%#	7/1/2022	CCC	1,000	861,240
Socorro TX Indpt Sch Dist Unrefunded Bal PSF GTD	6.00%	2/15/2015	AAA	35	35,097
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C~(b)	5.25%	9/1/2036	BBB+	3,000	2,650,290
Wyandotte Cnty KS Sch Dist No 204 Bonner Springs Ser A(11)	5.60%	9/1/2020	Aaa	235	245,312
Total					20,564,743
Sales Tax 1.00%
Massachusetts Bay Transn Auth MA Sales Tax Rev Sr Ser B	5.25%	7/1/2017	AAA	5,000	5,589,350
Nassau Cnty NY Interim Fin Auth Sales Tax Secd Ser C ARS(15)	9.00%#	11/15/2025	AAA	3,000	3,000,000
Sothwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	500	449,470
Total					9,038,820
Special Tax 1.63%
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,000	934,710
Apple Vly CA Redev Agy Tax Allocation Veda Pj Area	4.75%	6/1/2037	Aaa	1,000	841,710
Branson Hills Infrastr Facs Cmnty Impt Dist MO Spl Ser A	5.50%	4/1/2027	NR	1,430	1,240,225
Branson Hills Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2022	NR	965	865,730
CA St Unrefunded Bal	5.25%	4/1/2034	A+	5	5,013
Clark Cnty NV Impt Dist Spl Loc Imp 128 Summerlin SerA	5.05%	2/1/2031	NR	1,035	825,412
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev A	5.60%	5/1/2039	NR	750	555,975
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev B	5.50%	5/1/2017	NR	1,490	1,272,505
Gramercy Farms Cmnty Dev Dist FL Spl Assmt Ser A-1	5.25%	5/1/2039	NR	2,445	1,865,902

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Tax (continued)
Lakeside Landings Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2038	NR	$675	$533,885
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	955	877,425
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	2,100	1,755,054
Salida CA Area Pub Fac Fin Agy Cmnty Fac Dist Spl Tax 1998-1(11)	5.25%	9/1/2028	AAA	355	362,100
San Juan Cnty NM Tax/Motor Ref & Impt(14)(15)	5.25%	5/15/2022	AAA	390	415,455
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,000	910,930
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln(10)	5.00%	10/1/2025	A3	1,500	1,457,415
Total					14,719,446
Tobacco 4.65%
Badger Tob Asst Securitization Corp WI	6.375%	6/1/2032	BBB	270	271,191
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB	3,090	2,885,164
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.75%	6/1/2034	BBB	2,940	2,633,005
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	4,500	4,161,240
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	2,000	1,762,260
Buckeye Ohio Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2~(b)	5.875%	6/1/2047	BBB	4,876	4,296,390
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	6.50%	6/1/2047	BBB	4,000	3,867,720
Golden St Tob Securitization Corp CA Tob Sttlmnt Asset Bkd Sr Ser A-1	5.125%	6/1/2047	BBB	4,700	3,735,090
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1	5.00%	6/1/2033	BBB	9,000	7,484,130
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1~(b)	5.75%	6/1/2047	BBB	4,000	3,537,200
Tob Sttlmnt Fing Corp NJ Ser 1A	5.00%	6/1/2041	BBB	9,000	7,253,460
Total					41,886,850

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Toll Roads 0.65%
NY St Twy Auth Hwy & Brdg Tr Fd Ser B	5.00%	4/1/2022	AA	$5,000	$5,242,650
Santa Rosa Bay Bridge Auth FL Rev Cap Apprec	Zero Coupon	7/1/2017	B2	1,200	643,836
Total					5,886,486
Transportation 9.38%
Alliance Arpt Auth Inc TX Spl Fac Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	4,500	2,842,695
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	3,000	2,626,170
Billings MT Arpt Rev AMT(15)	6.10%	7/1/2016	AAA	190	201,903
Billings MT Arpt Rev AMT(15)	6.20%	7/1/2020	AAA	2,775	2,928,291
Capital Region Arpt Commn VA Arpt Rev Ser A(11)	5.00%	7/1/2038	AAA	6,800	6,810,268
Central Puget Sound WA Regl Transit Auth Sales Tax & Motor(10)	5.25%	2/1/2021	AAA	1,750	1,884,540
Chicago IL O' Hare Intl Arpt Rev Ser A~(b)(11)	5.00%	1/1/2033	AAA	10,000	9,929,000
Dallas-Fort Worth TX Intl Arpt American Airlines Inc AMT	6.375%	5/1/2035	CCC+	2,600	1,952,860
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev American Airlines Inc AMT	5.50%	11/1/2030	CCC+	2,300	1,519,909
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Sub Ser A-1 AMT	8.50%#	5/1/2029	CCC+	4,150	4,151,660
Dallas-Fort Worth TX Intl Arpt Impt Jnt Ser B AMT(11)	5.00%	11/1/2035	AAA	1,330	1,223,746
Dallas-Fort Worth TX Intl Arpt Rev Jt Ser B AMT(15)	6.00%	11/1/2023	AAA	1,250	1,251,037
Dallas-Fort Worth TX Intl Arpt Rev Jt Ser B AMT(15)	6.25%	11/1/2028	AAA	1,000	1,001,120
Denver CO City & Cnty Spl Facs Arpt Rev United Airlines Pj A AMT	5.25%	10/1/2032	B	2,000	1,518,740
Denver CO City & Cnty Spl Facs Arpt Rev United Airlines Pj A AMT	5.75%	10/1/2032	B	2,000	1,631,180
Houston TX Arpt Sys Rev Sub Lien Ser A AMT(10)	5.50%	7/1/2012	A+	1,610	1,682,273
Miami-Dade Cnty FL Aviation Miami Intl Arpt Hub Ser B(15)	4.50%	10/1/2031	AAA	1,000	879,970
Miami-Dade Cnty FL Aviation Rev Miami Intl Arpt Ser A AMT(18)	5.00%	10/1/2037	A2	2,000	1,806,540

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Transportation (continued)
MI St Trunk Line(10)	5.00%	11/1/2021	AA+	$2,000	$2,079,100
New York City NY Indl Dev Agy Terminal One Grp Assn Pj AMT	5.50%#	1/1/2024	A3	5,500	5,523,595
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	1,215	903,753
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	4,800	4,293,168
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,635	1,395,489
North TX Twy Auth Rev First Tier Ser A(c)	6.00%	1/1/2025	A2	5,000	5,209,100
OR St Dept Transn Hwy User Tax Rev Sr Lien Ser C	5.00%	11/15/2018	AAA	5,000	5,475,150
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	5,000	5,138,100
Port Seattle WA Spl Fac Rev Unrefunded Bal Ser C AMT(15)	6.00%	9/1/2029	AAA	1,085	1,097,315
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(11)	6.125%	1/1/2027	AAA	495	506,128
St. Paul MN Port Auth Lease Rev Office Bldg at Robnert St 3-11	5.00%	12/1/2027	AA+	1,000	1,009,250
St. Paul MN Port Auth Ltd Tax Brownfields Redev 2	5.00%	3/1/2037	AA+	895	895,600
TX St Transn Commn First Tier	5.00%	4/1/2022	AAA	5,000	5,228,400
Total					84,596,050
Water/Sewer 4.83%
Brazos River Auth TX Wtr Rev Supply Sys Ser A AMT(15)	5.00%	2/15/2028	AAA	1,000	959,800
Detroit MI Wtr Supply Sys Sr Lien Ser A(15)	5.00%	7/1/2034	AAA	1,000	972,850
El Paso TX Wtr & Swr Rev Impt Ser A(11)	5.25%	3/1/2027	AAA	1,000	1,022,260
Gautier MI Util Dist Util Sys Rev(10)	5.125%	3/1/2019	A3	425	439,182
Grand Forks ND Wtr Rev Ser D(15)	5.375%	9/1/2020	Aaa	1,150	1,187,559
Grand Rapids MI Santn Swr Sys Rev Ref & Impt Ser A(10)	4.75%	1/1/2028	Aa2	1,050	1,032,749
Iowa City IA Swr Rev(11)	5.375%	7/1/2020	Aaa	620	632,555
KS St Dev Fin Auth Rev Pub Wtr Supply Revolving Ln 2	4.75%	4/1/2018	Aa1	1,180	1,185,605
Lansing MI Bd Wtr & Lt Wtr Supply Steam & Elec Util Sys(11)	5.00%	7/1/2022	AAA	1,865	1,925,594

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

NATIONAL TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer (continued)
Melbourne FL Wtr & Swr Rev Ref & Impt Ser A(10)	5.00%	10/1/2032	A3	$1,000	$983,350
Miami Beach FL Wtr & Swr Rev(2)	5.25%	9/1/2020	AAA	1,000	1,031,920
Miami Beach FL Wtr & Swr Rev(2)	5.50%	9/1/2027	AAA	1,000	1,026,240
Midlothian TX Wtr Dist(11)	Zero Coupon	9/1/2022	AAA	2,000	957,100
OR St Bd Bk Rev OR Econ Cmnty Dev Dept Ser A(15)	5.50%	1/1/2017	AAA	280	286,171
Pierce Cnty WA Swr Rev(2)	5.00%	8/1/2021	AAA	1,100	1,123,573
Pima Cnty AZ Indl Dev Auth Wtr & Wst Wtr Rev Global Wtr Resh LLC Pj AMT	6.55%	12/1/2037	NR	3,000	2,748,390
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	5,750	5,886,332
Raleigh NC Comb Entrprse	5.00%	3/1/2031	AAA	11,980	12,064,699
Rockingham NC COP(2)	5.00%	4/1/2020	AAA	1,205	1,254,080
San Antonio TX Wtr Rev Sys(11)	5.00%	5/15/2028	AAA	1,000	1,008,820
SD Conservancy Dist(2)	5.00%	8/1/2022	Aaa	2,700	2,752,839
SD Conservancy Dist Rev Clean Wtr St Revolving Fd(2)	5.00%	8/1/2022	Aaa	500	508,390
UT Wtr Fin Agy Rev Pooled Ln Fin Pg(2)	5.125%	7/1/2023	Aaa	1,000	1,024,220
WV St Wtr Dev Auth Rev Ln Pg III Ser A AMT(2)	6.25%	7/1/2030	AAA	1,470	1,527,609
Total					43,541,887
Total Municipal Bonds (cost $953,584,575)					935,087,948
				Shares (000)
SHORT-TERM INVESTMENTS 0.99%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				8,918	8,918,513
SSgA Tax Free Money Market Fund				6	5,962
Total Short-Term Investments (cost $8,924,475)					8,924,475
Total Investments in Securities 104.68% (cost $962,509,050)					944,012,423
Liabilities in Excess of Cash and Other Assets(d) (4.68%)					(42,242,329)
Net Assets 100.00%					$901,770,094
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	411	Short	$(48,825,516)	$(1,493,589)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 109.39%
Education 5.89%
Abag Fin Auth For Nonprofit Corp CA Rev Sch of Mech Arts	5.25%	10/1/2026	A3	$500	$506,345
CA Edl Facs Auth Rev College & Univ Fing Pg	5.00%	2/1/2037	Baa3	1,000	858,700
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	847,620
CA Edl Facs Auth Rev Univ of San Diego(2)	5.00%	10/1/2028	Aaa	1,250	1,261,550
CA Muni Fin Auth Ed Rev American Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	862,300
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,085	1,078,566
CA St Unrefunded Bal	5.125%	6/1/2027	A+	5	5,028
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	500	424,245
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,225	1,011,348
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,250	1,087,175
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	1,300	1,158,937
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D(10)	Zero Coupon	8/1/2028	A	1,000	303,060
Total					9,404,874
General Obligation 32.93%
Antelope Vly CA Unif High Sch(15)	5.00%	8/1/2022	AAA	2,080	2,146,539
Barstow CA Unif Sch Dist Ser A(10)	5.00%	8/1/2026	A3	2,500	2,538,675
Berkeley CA Measure I-Animal Shelter Pj(3)	4.625%	9/1/2037	AAA	1,500	1,415,970
CA St	4.75%	9/1/2030	A+	1,775	1,674,979
CA St	5.00%	8/1/2019	A+	2,000	2,085,400
CA St~(b)	5.00%	9/1/2028	A+	12,000	11,923,560
CA St~(b)(2)	5.00%	4/1/2031	AAA	10,000	11,045,650
CA St Previous Veterans Ser BJ AMT	5.70%	12/1/2032	AA-	640	633,261
CA St Purp	5.25%	11/1/2027	A+	520	530,545
CA St Various Purp	5.00%	11/1/2027	A+	2,200	2,191,750

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
Capistrano CA Unif Sch Dist Fac Impt Dist No 001 Ser A(10)	6.00%	8/1/2024	A+	$2,500	$2,663,800
Foothill De Anza CA Cmnty College Dist Ser A(2)	4.50%	8/1/2031	AAA	1,800	1,609,398
Huntington Beach CA Unif High Sch Dist Election 2004(11)	5.00%	8/1/2029	AAA	1,000	1,016,190
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(10)	5.00%	8/1/2024	A3	1,060	1,079,313
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(10)	5.25%	8/1/2022	A3	1,230	1,279,557
Oak Vly CA Hosp Dist Election 2004(10)	5.00%	7/1/2033	A3	500	492,210
Oxnard CA Unif High Sch Dist Ser A(15)	6.00%	2/1/2020	AAA	650	703,228
Oxnard CA Unif High Sch Dist Ser A(15)	6.20%	8/1/2030	AAA	3,000	3,109,470
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj(2)	Zero Coupon	8/1/2026	AAA	3,500	1,260,630
Pomona CA Unif Sch Dist(15)	6.15%	8/1/2030	AAA	1,000	1,037,890
Pomona CA Unif Sch Dist Ser A(15)	6.55%	8/1/2029	AAA	1,000	1,109,520
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	995	991,876
Riverside CA Cmnty College Dist Unrefunded Bal Ser A(15)	5.50%	8/1/2029	AAA	15	15,566
Total					52,554,977
Healthcare 18.11%
Abag Fin Auth For Nonprofit Corps CA Rev Childrens Hosp & Re A	5.00%	12/1/2037	A	1,800	1,629,180
Abag Fin Auth For Nonprofit Corps CA Rev Childrens Hosp & Re A	5.25%	12/1/2027	A	1,000	973,620
CA Hlth Facs Fin Auth Rev Stanford Hosp & Clinics B-1 ARS(2)	7.50%#	11/15/2045	AAA	1,000	1,000,000
CA Hlth Facs Fin Auth Rev CA NV Methodist	5.00%	7/1/2036	A+	1,000	897,420
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser A	5.50%	8/1/2031	A	1,300	1,306,435
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser B	5.55%	8/1/2031	A+	650	654,706
CA Infrastr & Econ Dev Bk Rev Scripps Res Instl Ser A	5.75%	7/1/2030	Aa3	1,500	1,519,350

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
CA Muni Fin Auth Ctfs Cmnty Hosps Central CA	5.25%	2/1/2037	Baa2	$1,000	$842,560
CA Statewide Cmntys Dev Auth Rev CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1	1,000	993,130
CA Statewide Cmntys Dev Auth Rev Daughters of Charity Hlth	5.25%	7/1/2035	BBB+	1,675	1,478,774
CA Statewide Cmntys Dev Auth Rev Front Porch Cmntys & Svcs A†	5.125%	4/1/2037	BBB	2,000	1,717,040
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,246,290
CA Statewide Comnts Dev Auth Rev Kaiser Permanente Ser A~(b)	5.00%	4/1/2031	A+	6,400	6,049,024
CA Hlth Facs Auth Rev Sutter Hlth Ser A~(b)	5.00%	11/15/2042	AA-	6,000	5,634,360
Rancho Mirage CA Jt Pwrs Fin Auth Rev Eisenhower Med Ctr Ser A	5.00%	7/1/2021	A3	1,000	1,012,480
Sierra View Loc Hlthcare Dist CA	5.25%	7/1/2032	A(a)	1,000	923,290
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.50%	6/1/2031	A+	500	503,835
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	6.00%	6/1/2022	A+	500	525,575
Total					28,907,069
Housing 0.54%
CA Statewide Cmnty Dev Auth CHF Irvine LLC UCI East	5.00%	5/15/2038	Baa2	1,000	860,130
Industrial 5.43%
CA Infrastr & Econ Dev Bk Rev Academy of Sciences Ser B ARS(15)	10.255%#	2/1/2035	AAA	1,000	1,000,000
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Ser A(10)	5.00%	6/1/2035	A	5,000	4,869,200
Tob Securitization Auth Lease North CA Tob Sttlmnt Rev Asset Bkd Bds Ser A 1	5.375%	6/1/2038	BBB	1,000	857,190
Virgin Islands Pub Fin Auth Refinery Facs Rev AMT	4.70%	7/1/2022	BBB	2,250	1,939,320
Total					8,665,710

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Lease 8.07%
CA St Pub Wrk Bd Lease Rev Dept Gen Svcs Teale Data(2)	5.25%	3/1/2020	AAA	$1,000	$1,038,930
CA St Pub Wrk Bd Dept Forestry & Fire Ser E	5.00%	11/1/2024	A	2,050	2,047,622
Los Angeles CA Muni Impt Corp Lease Rev Ser B1(10)	5.00%	8/1/2027	AA-	2,000	2,009,560
Palm Springs CA Fin Auth Convention Ctr Pj Ser A(15)	5.50%	11/1/2035	AAA	1,000	1,032,380
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	948,660
San Buenaventura CA Ser C COP(2)	5.25%	2/1/2031	AAA	2,575	2,617,565
Santa Ana CA Unif Sch Dist Fin Pj COP(11)	Zero Coupon	4/1/2019	AAA	2,295	1,365,318
Turlock CA Hlth Fac Rev Emanuel Med Ctr Ser B COP	5.50%	10/15/2037	BBB+	2,000	1,821,380
Total					12,881,415
Miscellaneous 0.91%
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A(2)	5.50%	9/1/2032	AAA	1,000	1,034,310
Oakland CA Jt Pwrs Fin Auth Reassmt Rev	5.50%	9/2/2024	A-	405	416,385
Total					1,450,695
Power 0.44%
Shasta CA Jt Pwrs Fin Auth Cnty Admin Bldg Pj Ser A(15)	5.25%	4/1/2023	AAA	675	698,335
Pre-Refunded 14.02%
CA Edl Facs Auth Rev Pooled College/Univ Ser C ETM	6.50%	6/1/2020	Baa3	3,000	3,262,620
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2026	A1	1,145	1,244,901
CSUCI Fin Auth Rev CA East Campus Cmnty Ser A(15)	5.25%	9/1/2026	AAA	4,000	4,357,440
El Monte CA City Sch Dist Ser A(11)	6.25%	5/1/2025	AAA	1,230	1,337,883
El Monte CA Wtr Auth Rev Wtr Sys Pj(2)	5.60%	9/1/2029	AAA	2,000	2,195,740
Los Angeles CA Unif Sch Dist Dist Ser A(11)	5.00%	7/1/2022	AAA	1,500	1,652,925

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
MSR Pub Pwr Agy CA San Juan Pj Rev Ser D ETM(15)	6.75%	7/1/2020	AAA	$840	$993,140
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	1,500	1,652,925
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	816,158
Sacramento CA City Fin Auth Rev Cap Impt Ser A(2)	5.00%	12/1/2020	AAA	1,000	1,077,080
Santa Cruz CA City Elem Sch Dist Ser B(10)	6.00%	8/1/2029	A1	2,500	2,679,700
Southwestern Cmnty College Dist CA(2)	5.375%	8/1/2025	AAA	1,000	1,102,110
Total					22,372,622
Resource Recovery 3.00%
CA Pollutn Ctrl Fin Auth Solid Wst Disp Rev Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB	1,000	807,370
CA Pollutn Ctrl Fin Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	877,560
CA Pollutn Ctrl Fin Auth Rev Pacific Gas/Elec Ser A AMT(15)	5.35%	12/1/2016	AAA	2,000	2,051,900
CA St	5.25%	2/1/2019	A+	1,000	1,049,110
Total					4,785,940
Sales Tax 1.53%
Los Angeles Cnty CA Met Trans Auth Sales Tax Rev Sr Ser A(11)	4.50%	7/1/2030	AAA	1,000	912,360
San Francisco CA Bay Area Rapid Trans Dist Sales Tax Rev Ser A(15)	5.00%	7/1/2024	AAA	1,500	1,533,720
Total					2,446,080
Special Tax 5.49%
Apple Vly CA Redev Agy Tax Alloc Veda Pj Area	4.75%	6/1/2037	Aaa	1,500	1,262,565
Jurupa CA Cmnty Svcs Dist Spl Tax Cmnty Facs Dist 18 Eastvale A	5.00%	9/1/2036	NR	1,710	1,362,699
Los Angeles Cnty CA Pub Wks Fin Auth Los Angeles Regl Pk Open Space(11)	5.25%	10/1/2018	AAA	1,000	1,117,180
Redding CA Redev Agy Tax Alloc Shastec Redev Pj	5.00%	9/1/2029	BBB+	600	534,834
RNR Sch Fin Auth CA Spl Tax Cmnty Fac Dist No 92-1 Ser A(2)	5.625%	9/1/2030	AAA	3,985	4,185,724

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Tax (continued)
South Orange Cnty CA Pub Fin Auth Spl Tax Rev Ladera Ranch Ser A(2)	4.625%	8/15/2026	AAA	$310	$288,812
Total					8,751,814
Tobacco 2.95%
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.125%	6/1/2047	BBB	1,000	794,700
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1~(b)	5.75%	6/1/2047	BBB	1,400	1,238,020
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.75%	6/1/2047	BBB	2,500	2,210,750
Silicon Vly Tob Securitization Auth CA Cap Apprec Turbo Santa Clara A	Zero Coupon	6/1/2036	BBB+(a)	3,500	460,215
Total					4,703,685
Transportation 4.36%
Bay Area Govt Assn CA Rev Bart SFO Extn Arpt Premium A(2)	5.00%	8/1/2026	AAA	2,000	2,007,580
Fresno CA Arpt Rev Ser A(11)	5.50%	7/1/2030	AAA	1,500	1,560,150
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser CC(11)	5.25%	7/1/2033	AAA	1,000	1,026,830
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(11)	6.125%	1/1/2027	AAA	490	501,015
San Francisco CA City & Cnty Commn Intl Arpt Rev AMT(11)	5.75%	1/1/2014	AAA	500	510,995
San Jose CA Arpt Rev Ser A AMT(2)	5.00%	3/1/2037	AAA	1,500	1,353,945
Total					6,960,515
Water/Sewer 5.72%
Imperial CA Ref Wtr Fac COP(10)	5.00%	10/15/2020	A3	3,250	3,320,785
Los Angeles CA Wtr & Pwr Rev Pwr Sys Sub Ser A-1(11)	5.00%	7/1/2015	AAA	1,000	1,105,980
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	5.00%	7/1/2028	AAA	250	249,980
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,550	1,592,811

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

CALIFORNIA TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer (continued)
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	$1,000	$1,023,710
San Luis Opispo Cnty CA Ser A(15)	5.375%	8/1/2030	AAA	1,800	1,829,934
Total					9,123,200
Total Municipal Bonds (cost $177,980,555)					174,567,061
				Shares (000)
SHORT-TERM INVESTMENT 0.44%
Money Market Mutual Fund
Dreyfus General CA Municipal Money Market Fund Class A (cost $701,910)				702	701,910
Total Investments in Securities 109.83% (cost $178,682,465)					175,268,971
Liabilities in Excess of Cash and Other Assets(d) (9.83%)					(15,682,300)
Net Assets 100.00%					$159,586,671
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	157	Short	$(18,651,109)	$(459,288)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 98.30%
Education 16.62%
CT St Higher Edl Ln Auth Rev Ref Sr Fam Ed Ln Pg Ser A AMT(15)	4.80%	11/15/2022	Aaa	$2,160	$2,047,227
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A(16)	4.00%	7/1/2019	AA	100	91,150
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A(16)	5.00%	7/1/2027	AA	100	93,781
CT St Hlth & Edl Facs Auth Rev CT College Ser E(15)	5.25%	7/1/2022	AAA	400	418,028
CT St Hlth & Edl Facs Auth Rev CT College Ser G(15)	4.50%	7/1/2037	AAA	695	621,226
CT St Hlth & Edl Facs Auth Rev Greenwich Academy Ser E(11)	5.25%	3/1/2032	AAA	1,000	1,051,710
CT St Hlth & Edl Facs Auth Rev Gunnery Sch(16)	5.35%	7/1/2031	AA	695	669,007
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser F(2)	4.00%	7/1/2022	Aaa	95	89,847
CT St Hlth & Edl Facs Auth Rev Norwich Free Academy Ser A(2)	5.00%	7/1/2034	AAA	1,250	1,244,475
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser H(2)	5.00%	7/1/2036	AAA	3,040	2,959,045
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I(15)	5.00%	7/1/2026	AAA	3,000	3,032,970
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I(15)	5.00%	7/1/2027	AAA	1,000	1,008,030
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A(2)	5.00%	7/1/2030	AAA	465	461,880
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A(2)	5.00%	7/1/2037	AAA	725	712,907
CT St Hlth & Edl Facs Auth Rev Sacrd Hrt Ser C	6.50%	7/1/2016	BBB	255	255,648
CT St Hlth & Edl Facs Auth Rev Trinity College Ser H(15)	4.75%	7/1/2023	AAA	1,030	1,034,903
CT St Hlth & Edl Facs Auth Rev Trinity College Ser J(15)	4.25%	7/1/2031	AAA	1,000	883,250
CT St Hlth & Edl Facs Auth Rev Univ Hartford Ser E(16)	5.25%	7/1/2032	AA	2,900	2,807,055
Univ CT Ser A	5.00%	4/1/2018	AA	1,580	1,714,521
Total					21,196,660

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation 17.33%
Bridgeport CT Ser C(10)	4.75%	8/15/2021	A-	$1,000	$1,004,580
CT St Ser B	4.75%	5/1/2022	AA	2,000	2,041,640
CT St Ser B	4.75%	5/1/2023	AA	2,000	2,022,680
CT St Ser B	4.75%	5/1/2024	AA	2,000	2,007,920
CT St Ser B	5.00%	5/1/2025	AA	4,000	4,093,240
Hartford CT Ser A(2)	5.00%	8/15/2024	AAA	1,470	1,517,643
Montville CT	6.70%	6/15/2009	Aa3	550	580,344
Montville CT	6.70%	6/15/2010	Aa3	575	627,647
New Haven CT(2)	5.00%	11/1/2020	AAA	2,000	2,105,340
New Haven CT Ser A(3)	4.75%	3/1/2028	AAA	1,145	1,131,878
New Haven CT Unrefunded Bal Ser B(10)	5.00%	11/1/2019	A-	560	582,898
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	2,134,200
Puerto Rico Comwlth Pub Impt Bal Pub Impt	Zero Coupon	7/1/2018	BBB-	2,035	1,196,743
Puerto Rico Comwlth Unrefunded Bal Pub Impt(11)	5.125%	7/1/2030	AAA	945	949,829
Redding CT	6.60%	4/15/2010	Aaa	100	108,952
Total					22,105,534
Healthcare 13.57%
CT St Dev Auth Hlth Fac Rev Alzheimers Res Ctr CT Inc Pj	5.50%	8/15/2027	NR	1,380	1,204,395
CT St Dev Auth Rev Duncaster Inc Pj(16)	5.125%	8/1/2022	AA	235	232,283
CT St Hlth & Edl Facs Auth Rev Bridgeport Hosp Ser A(15)	6.625%	7/1/2018	AAA	1,250	1,253,750
CT St Hlth & Edl Facs Auth Rev Bristol Hosp Ser B(16)	5.50%	7/1/2021	AA	1,000	1,016,270
CT St Hlth & Edl Facs Auth Rev Catholic Hlth East Ser F(15)	5.625%	11/15/2020	AAA	325	337,155
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser C(2)	5.625%	7/1/2029	AAA	970	1,001,467
CT St Hlth & Edl Facs Auth Rev CT College Ser E(15)	5.00%	7/1/2032	AAA	1,050	1,048,456
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser F(3)	5.00%	7/1/2031	AAA	1,750	1,737,977
CT St Hlth & Edl Facs Auth Rev Hosp for Spl Care Ser C(16)	5.25%	7/1/2037	AA	1,345	1,307,676

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
CT St Hlth & Edl Facs Auth Rev Greenwich Hosp Ser B ARS(10)	8.48%#	7/1/2026	A3	$1,250	$1,250,000
CT St Hlth & Edl Facs Auth Rev Waterbury Hosp Issue Ser C(16)	5.75%	7/1/2029	AA	650	663,839
CT St Hlth & Edl Facs Auth Rev William W Backus Hosp Ser G(11)	5.00%	7/1/2035	AAA	1,000	995,500
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1(2)	5.00%	7/1/2024	AAA	1,715	1,752,061
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1(2)	5.00%	7/1/2031	AAA	3,500	3,509,100
Total					17,309,929
Housing 4.49%
CT St Hsg Fin Auth Hsg Mtg Fin Ser F AMT(2)	4.90%	11/15/2035	AAA	1,000	881,800
CT St Hsg Fin Auth Mtg Fin Sub Ser D-2 AMT	4.85%	11/15/2036	AAA	5,000	4,344,950
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg(2)	5.85%	6/15/2030	AAA	500	505,460
Total					5,732,210
Industrial 2.42%
CT St Dev Auth Govt Lease Rev(15)	6.60%	6/15/2014	AAA	500	501,475
Sprague CT Envr Impt Intl Paper Co Pj Ser A AMT	5.70%	10/1/2021	BBB	900	861,165
Virgin Islands Pub Fin Auth Refinery Facs Rev Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,723,840
Total					3,086,480
Lease 1.52%
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	970,990
Puerto Rico Pub Impt Bldgs Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,000	967,060
Total					1,938,050
Power 4.29%
CT St Dev Auth Solid Wst Disp Facs Rev PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	1,500	1,428,405
CT St Muni Elec Energy Co Op Pwr Supply Sys Rev Ser A(2)	5.00%	1/1/2022	Aaa	1,650	1,713,822

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Power (continued)
Puerto Rico Elec Pwr Auth Pwr Rev Ser TT	5.00%	7/1/2037	A3	$1,500	$1,414,260
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	917,590
Total					5,474,077
Pre-Refunded 21.59%
Bridgeport CT Ser C(10)	5.00%	8/15/2020	A-	500	538,430
CT St Hlth & Edl Facs Auth Rev CT St Univ Sys Ser E(10)	5.00%	11/1/2033	AA	750	817,380
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(15)	5.25%	7/1/2019	AAA	600	629,838
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(15)	5.50%	7/1/2029	AAA	1,235	1,300,183
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser D	5.25%	7/1/2031	A2	2,750	3,005,007
CT St Hlth & Edl Facs Auth Rev Miss Porters Sch Ser A	5.75%	7/1/2029	A1	3,200	3,376,640
CT St Hlth & Edl Facs Auth Rev Univ CT Fndtn Ser A	5.375%	7/1/2029	AA-	215	217,159
CT St Ser A	5.625%	4/15/2020	Aa3	1,000	1,075,430
CT St Ser A	6.00%	4/15/2015	AA	1,000	1,082,840
CT St Ser B	5.60%	6/15/2020	Aa3	250	267,645
New Haven CT EM Ser C(15)	5.00%	11/1/2021	AAA	10	10,843
New Haven CT Ser A(2)	5.00%	11/1/2021	AAA	30	31,078
New Haven CT Unrefunded Bal Ser A(2)	5.00%	11/1/2021	AAA	970	1,059,609
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D(11)	5.00%	7/1/2032	AAA	410	446,014
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,093,590
Puerto Rico Elec Pwr Auth Rev Ser II(11)	5.125%	7/1/2026	AAA	1,925	2,124,853
Puerto Rico Elec Pwr Auth Rev Ser II	5.25%	7/1/2031	A3	1,000	1,106,670
Puerto Rico Elec Pwr Auth Rev Ser NN(15)	5.00%	7/1/2032	AAA	1,500	1,652,925
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	816,157
South Central CT Regl Wtr Auth Wtr Sys Rev 16th Ser(2)	5.375%	8/1/2025	AAA	1,000	1,080,180

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
South Central CT Regl Wtr Auth Wtr Sys Rev 16th Ser(2)	5.375%	8/1/2030	AAA	$1,000	$1,080,180
Univ CT Rev Student Fee Ser A(10)	5.75%	11/15/2020	Aa3	205	224,951
Univ CT Rev Student Fee Ser A	6.00%	11/15/2021	AA-	390	430,420
Univ CT Rev Student Fee Ser A(10)	6.00%	11/15/2025	Aa3	500	551,820
Univ CT Ser A(10)	5.625%	3/1/2020	AA	1,000	1,072,540
Waterbury CT Ser A(11)	5.125%	4/1/2022	AAA	2,250	2,447,280
Total					27,539,662
Resource Recovery 0.99%
Naugatuck CT Incineration Facs Pj Ser A AMT COP(2)	5.00%	6/15/2022	Aaa	250	252,718
Stamford CT Wtr Pollutn Ctrl Sys & Fac Rev Ser A	5.00%	11/15/2032	AA+	1,000	1,006,760
Total					1,259,478
Sales Tax 0.74%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	941,520
Special Tax 2.97%
CT St Spl Tax Oblig Transn Infrastr Ser A(2)	5.00%	8/1/2023	AAA	1,500	1,569,330
Georgetown Spl Taxing Dist CT Ser A	5.125%	10/1/2036	NR	1,000	757,090
Virgin Islands Pub Fin Auth Gross Rcpts Taxes(10)	5.00%	10/1/2025	A3	1,500	1,457,415
Total					3,783,835
Tobacco 0.48%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	635	608,533
Toll Roads 0.46%
Puerto Rico Comwlth Hwy & Transn Rev Unrefunded Bal Ser D(11)	5.00%	7/1/2032	AAA	590	586,672
Water/Sewer 10.83%
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT(18)	4.70%	7/1/2036	A-	2,000	1,660,460
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT(18)	5.00%	7/1/2038	A(a)	3,700	3,178,189

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

CONNECTICUT TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer (continued)
CT St Dev Auth Wtr Fac Rev Bridgeport AMT TCRS(2)	6.15%	4/1/2035	AAA	$500	$508,315
CT St Dev Auth Wtr Fac Rev CT Wtr Pj Ser A AMT(10)	5.00%	10/1/2040	A-	500	425,020
CT St Revolving Fd Ser A	5.00%	7/1/2021	AAA	1,350	1,418,755
CT St Revolving Fd Ser A	5.00%	7/1/2022	AAA	2,000	2,091,940
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	1,027,620
South Central CT Regl Wtr Auth Wtr Sys Rev 20th Ser(15)	5.00%	8/1/2035	AAA	1,500	1,505,370
South Central CT Regl Wtr Auth Wtr Sys Rev 22nd Ser(11)	5.00%	8/1/2038	AAA	2,000	1,999,860
Total					13,815,529
Total Municipal Bonds (cost $127,695,716)					125,378,169
				Shares (000)
SHORT-TERM INVESTMENT 0.16%
Money Market Mutual Fund
Dreyfus CT Municipal Cash Management (cost $203,809)				204	203,809
Total Investments in Securities 98.46% (cost $127,899,525)					125,581,978
Cash and Other Assets in Excess of Liabilities(d) 1.54%					1,960,332
Net Assets 100.00%					$127,542,310
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	153	Short	$(18,175,922)	$(607,745)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

HAWAII TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 102.23%
Education 4.41%
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(16)	4.75%	1/1/2036	AA	$1,000	$861,800
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(16)	5.00%	1/1/2026	AA	100	94,999
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(16)	4.625%	1/1/2036	AA	500	415,825
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(16)	5.00%	1/1/2026	AA	1,000	931,350
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.65%	10/1/2016	AAA	925	926,304
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.70%	10/1/2025	AAA	380	380,551
Univ of HI Ser A(15)	4.125%	10/1/2026	AAA	1,670	1,464,757
Total					5,075,586
General Obligation 26.90%
HI Cnty HI Ser A(11)	5.00%	7/15/2023	AAA	1,000	1,028,420
HI Cnty HI Ser A(15)	5.00%	7/15/2024	AAA	1,000	1,027,030
HI Cnty HI Ser A(15)	5.25%	7/15/2023	AAA	595	627,802
HI Cnty HI Ser A(10)	5.60%	5/1/2013	A+	1,780	1,981,354
HI St Ser BZ	6.00%	10/1/2010	AA	500	543,965
HI St Ser BZ	6.00%	10/1/2012	AA	500	563,750
HI St Ser CA(10)	8.00%	1/1/2013	AA	2,000	2,412,460
HI St Ser CZ(11)	5.25%	7/1/2018	AAA	1,000	1,057,090
HI St Ser DE(15)	5.00%	10/1/2012	AAA	2,000	2,170,520
HI St Ser DE(15)	5.00%	10/1/2024	AAA	1,000	1,019,420
HI St Ser DG(2)	5.00%	7/1/2011	AAA	1,380	1,484,590
HI St Ser DG(2)	5.00%	7/1/2016	AAA	1,000	1,084,540
HI St Unrefunded Bal Ser CP(10)	5.00%	10/1/2016	AA	265	267,907
Honolulu HI City & Cnty Ser A(11)	5.00%	7/1/2028	AAA	3,295	3,331,212
Honolulu HI City & Cnty Ser B(15)	5.00%	7/1/2018	AAA	1,000	1,067,480
Honolulu HI City & Cnty Ser D(15)	5.00%	7/1/2023	AAA	2,000	2,062,340
Honolulu HI City & Cnty Ser F(10)	5.00%	7/1/2029	AA	1,000	988,320
Kauai Cnty HI Ser A(10)	5.00%	8/1/2026	A+	250	254,898
Kauai Cnty HI Ser A(10)	5.00%	8/1/2028	A+	1,000	1,012,170
Kauai Cnty HI Ser A(10)	5.00%	8/1/2029	A+	1,000	1,009,710
Kauai Cnty HI Ser A(15)	5.50%	8/1/2021	AAA	1,630	1,706,414

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HAWAII TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
Maui Cnty HI(15)	5.00%	3/1/2025	AAA	$1,000	$1,014,540
Maui Cnty HI Ser A(15)	5.00%	7/1/2023	AAA	1,040	1,072,521
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	1,000	853,680
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.375%	7/1/2028	BBB-	1,330	1,325,824
Total					30,967,957
Healthcare 3.34%
HI St Dept Bdgt & Fin Spl Linked Ctfs	6.40%	7/1/2013	BBB+	1,505	1,653,950
HI St Dept Bdgt & Fin Spl Purp Rev Kahala Nui Pj Ser A	6.75%	11/15/2009	NR	1,000	1,030,120
Kuakini HI Hlth Sys Spl Purp Rev Ser A	6.30%	7/1/2022	BBB-	1,000	1,009,120
Puerto Rico Indl Tourist Edl & Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	150	150,408
Total					3,843,598
Housing 1.61%
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(9)	5.30%	7/1/2028	AAA	850	836,655
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(9)	5.45%	7/1/2017	AAA	1,005	1,016,909
Total					1,853,564
Industrial 2.32%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	765	733,115
Virgin Islands Pub Fin Auth Sr Secd Hovensa Refinery Facs Rev AMT	4.70%	7/1/2022	BBB	2,250	1,939,320
Total					2,672,435
Lease 1.71%
HI St Dept Hawaiian Home Kapolei Office Fac Ser A COP(11)	5.00%	11/1/2031	Aaa	1,000	998,580
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	970,990
Total					1,969,570

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HAWAII TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Miscellaneous 9.71%
HI St Cap Dist Kapolei St Office Ser A COP(2)	5.00%	5/1/2018	AAA	$475	$482,643
HI St Cap Dist St Office COP(15)	5.50%	5/1/2020	AAA	500	516,305
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(b)(10)	5.00%	7/1/2024	AA-	3,360	3,393,197
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(b)(10)	5.00%	7/1/2025	AAA	3,360	3,393,197
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(b)(10)	5.00%	7/1/2035	AA-	3,360	3,393,196
Total					11,178,538
Power 3.61%
HI St Dept Bdgt & Fin Spl Purp Rev Elec Co & Subsidiaries Ser A AMT(10)	4.80%	1/1/2025	A3	1,000	929,370
HI St Dept Bdgt & Fin Spl Purp Rev Hawaiian Elec Co Ser A AMT(10)	4.65%	3/1/2037	A3	1,000	833,250
HI St Dept Bdgt & Fin Spl Purp Rev Hawaiian Elec Co Ser B AMT(10)	4.60%	5/1/2026	A3	1,500	1,318,020
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2027	BBB-	555	522,888
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	600	550,554
Total					4,154,082
Pre-Refunded 26.27%
HI Cnty HI Ser A(10)	5.50%	7/15/2017	A+	1,045	1,136,302
HI Cnty HI Ser A(11)	5.625%	5/15/2019	AAA	545	571,841
HI St Dept Bdgt & Fin Spl Purp Rev Kaiser Permanente Ser A	5.15%	3/1/2015	AAA	1,250	1,291,387
HI St Dept Bdgt & Fin Spl Purp Rev The Queens Hlth Sys Ser B(15)	5.25%	7/1/2023	AAA	1,000	1,028,380
HI St Hwy Rev(11)	5.50%	7/1/2020	AAA	1,100	1,176,780
HI St Ser CR(15)	5.75%	4/1/2009	AAA	1,810	1,881,061
HI St Ser CT(11)	5.875%	9/1/2019	AAA	1,175	1,248,931
HI St Ser CU(15)	5.25%	10/1/2020	AAA	1,700	1,820,037
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev(11)	5.25%	7/1/2031	AAA	100	108,352
Honolulu HI City & Cnty Ser A(11)	5.125%	9/1/2021	AAA	600	645,066
Honolulu HI City & Cnty Ser A(10)	5.50%	9/1/2016	AAA	555	563,358

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HAWAII TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
Honolulu HI City & Cnty Wtr ETM TCRS(10)	6.00%	12/1/2015	Aaa	$1,000	$1,176,230
Kauai Cnty HI(10)	6.125%	8/1/2024	A+	580	630,118
Kauai Cnty HI Ser A(15)	5.50%	8/1/2021	AAA	865	945,886
Maui Cnty HI Ser A(15)	5.00%	3/1/2022	AAA	750	809,550
Maui Cnty HI Ser A(10)	6.10%	3/1/2020	AA	500	540,200
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y(14)(15)	5.50%	7/1/2036	AAA	250	287,650
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	Aaa	1,000	1,150,600
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,093,590
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	3,000	3,340,260
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser A	5.375%	10/1/2024	AAA	300	312,201
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser A	5.50%	10/1/2032	AAA	200	207,514
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	500	542,875
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	670	729,643
Puerto Rico Elec Pwr Auth Pwr Rev Ser II(11)	5.125%	7/1/2026	AAA	1,330	1,468,081
Puerto Rico Pub Impt Bldgs Unrefunded Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,465	1,580,823
Univ HI Univ Sys Rev(10)	5.125%	7/15/2032	Aa3	1,100	1,196,019
Univ HI Univ Sys Rev Ser A(10)	5.50%	7/15/2029	Aa3	2,500	2,755,700
Total					30,238,435
Sales Tax 2.02%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	941,520
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(10)	4.25%	10/1/2029	A3	500	411,865
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(10)	5.00%	10/1/2025	A3	1,000	971,610
Total					2,324,995
Special Tax 2.13%
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser B	5.00%	7/1/2046	BBB+	1,000	907,180
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser C(2)	5.50%	7/1/2028	AAA	1,500	1,546,275
Total					2,453,455

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

HAWAII TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Transportation 10.99%
HI St Dept Transn Spl Fac Rev Continental Airlines Inc AMT	7.00%	6/1/2020	B	$1,000	$971,260
HI St Hbr Sys Rev Ser A AMT(11)	5.00%	1/1/2031	AAA	3,500	3,425,275
HI St Hbr Sys Rev Ser A AMT(11)	5.25%	1/1/2027	AAA	1,450	1,472,924
HI St Hwy Rev Ser A(11)	5.00%	7/1/2023	AAA	2,000	2,056,120
Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser CC(11)	5.25%	7/1/2033	AAA	1,000	1,026,830
Puerto Rico Comwlth Hwy & Trans Auth Rev(3)(11)	5.50%	7/1/2025	AAA	2,000	2,157,880
Puerto Rico Comwlth Hwy & Transn Auth Rev St Infrastr Bk	5.00%	7/1/2022	BBB	20	19,778
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser M	5.00%	7/1/2046	BBB+	1,000	907,180
Puerto Rico Port Auth Rev Spl Facs American Airlines A AMT	6.30%	6/1/2023	CCC+	735	617,753
Total					12,655,000
Water/Sewer 7.21%
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev Ser B AMT(15)	5.25%	7/1/2021	AAA	1,335	1,395,743
Honolulu HI City & Cnty Wst Sr Ser A(10)	5.00%	7/1/2024	AA-	2,785	2,861,420
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	5.00%	7/1/2028	AAA	1,000	999,920
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	5.125%	7/1/2047	AAA	1,000	997,400
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	6.00%	7/1/2038	BBB-	1,000	1,027,620
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	6.00%	7/1/2044	BBB-	1,000	1,023,710
Total					8,305,813
Total Investments in Municipal Bonds 102.23% (cost $117,621,827)					117,693,028
Liabilities in Excess of Cash and Other Assets(d) (2.23%)					(2,562,944)
Net Assets 100.00%					$115,130,084
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	89	Short	$(10,572,922)	$(235,332)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 101.57%
Education 10.28%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2023	AA	$2,000	$2,070,740
Lincoln Univ MO Auxiliary Sys(3)	5.00%	6/1/2027	AAA	500	504,355
Lincoln Univ MO Auxiliary Sys(3)	5.125%	6/1/2037	AAA	1,250	1,251,275
MO St Hlth & Edl Facs Auth Rev Washington Univ	5.00%	2/15/2033	AAA	5,000	5,019,000
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	5.00%	2/15/2022	AAA	600	627,618
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser B	5.00%	3/1/2030	AAA	1,800	1,810,566
MO St Hlth & Edl Facs Auth Rev Webster Univ(15)	5.25%	4/1/2021	Aaa	2,000	2,056,240
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	503,326
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	843,490
Univ MO Univ Rev Sys Facs Ser B(14)(15)	5.00%	11/1/2027	AAA	1,500	1,511,655
Total					16,198,265
General Obligation 12.10%
Jackson Cnty MO Reorg Sch Dist No 7 Lee's Summit Sch Bldg(15)	5.25%	3/1/2022	Aaa	1,000	1,052,140
MO St Bd Pub Bldgs Spl Oblig Ser A~(b)	5.00%	10/15/2027	AA+	10,000	10,125,100
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,070,025
Puerto Rico Comwlth Pub Impt Ser A(14)(15)	5.50%	7/1/2029	AAA	1,000	1,023,940
St. Louis Cnty MO Pkwy Sch Ser A	5.00%	3/1/2024	AA+	3,320	3,419,069
St. Louis Cnty MO Sch Dist No R 8 Lindbergh(15)	Zero Coupon	3/1/2018	AAA	2,080	1,376,357
Total					19,066,631
Healthcare 12.36%
Cape Girardeau Cnty MO Indl Dev Auth Hlthcare Facs Rev Unrefunded Bal Southeast MO Hosp	5.75%	6/1/2032	BBB+(a)	260	245,731
Cass Cnty MO Hosp Rev	5.625%	5/1/2038	BBB-(a)	1,500	1,373,475
Hannibal MO Indl Dev Auth Hlth Facs Rev	5.00%	3/1/2022	BBB+	835	793,960

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	$2,500	$2,413,675
MO St Hlth & Edl Facs Auth St. Anthonys Med Ctr Ser A ARS(5)	9.38%#	12/1/2030	A+	1,500	1,500,000
MO St Hlth & Edl Facs Auth BJC Hlth Sys	5.25%	5/15/2032	AA	5,000	4,912,450
MO St Hlth & Edl Facs Auth Rev Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-(a)	3,680	3,329,553
MO St Hlth & Edl Facs Auth Rev Unrefunded Bal SSM Hlth B(2)	5.25%	6/1/2021	AAA	1,705	1,760,106
MO St Hlth & Edl Facs Auth Hlth Facs Rev Childrens Mercy Hosp Ser B ARS(2)	12.38%#	5/15/2037	AAA	1,000	1,000,000
St. Genevieve Cnty MO Hosp Rev Ser B	5.00%	3/1/2032	NR	1,510	1,221,333
St. Louis Cnty MO Indl Dev Auth Sr Living Facs Rev St. Andrews Resh For Srs Ser A	6.375%	12/1/2041	NR	1,000	927,880
Total					19,478,163
Housing 4.05%
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg A-1 AMT(13)	5.90%	9/1/2035	AAA	740	761,904
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B AMT(13)	4.70%	9/1/2026	AAA	1,905	1,708,576
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Mtg Rev AMT(13)	5.375%#	9/1/2022	AAA	570	575,067
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT(13)	Zero Coupon	3/1/2029	AAA	545	174,465
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT(8)	4.875%	7/1/2037	AA	1,500	1,306,710
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(8)	4.875%	7/1/2030	AA	530	475,119
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(8)	5.00%	7/1/2037	AA	900	798,102
MO St Hsg Dev Commn Rev Multi Fam Hsg Met Vlg 5 AMT(8)	4.75%	7/1/2021	AA	615	575,148
Total					6,375,091

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial 1.00%
MO St Dev Fin Bd Solid Wst Disp Rev Procter & Gamble Paper Pj AMT	5.20%	3/15/2029	AA-	$1,150	$1,142,709
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	500	430,960
Total					1,573,669
Lease 8.38%
Cape Girardeau Cnty MO Bldg Corp Reorg Sch Dist R-02 Leasehold Jackson R-II HS(15)	5.25%	3/1/2026	AAA	1,000	1,025,980
Grandview MO COP(10)	5.00%	1/1/2027	A3	1,700	1,713,430
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,497,930
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser A(15)	5.00%	12/1/2018	Aaa	1,385	1,468,806
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser B	5.00%	12/1/2031	Aa3	1,000	998,560
Jackson Cnty MO Spl Oblig Harry S. Truman Sports Complex(2)	5.00%	12/1/2021	AAA	2,000	2,087,000
Kansas City MO Muni Assistance Corp Rev Leasehold Ser 2001A(2)	5.00%	3/1/2019	AAA	1,500	1,550,805
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	585	482,461
MO St Dev Fin Bd Infrastr Facs Rev Branson Landing Pj Ser A	5.00%	6/1/2035	BBB+	220	190,701
Springfield MO Spl Oblig Heers Garage Pj Ser B	4.50%	11/1/2027	A1	500	447,030
St. Louis MO Muni Fin Corp Police Cap Impts Sales Tax(11)	5.00%	2/15/2023	AAA	1,675	1,734,295
Total					13,196,998
Miscellaneous 6.60%
Kansas City MO Muni Assistance Corp Rev Ser A	5.125%	3/1/2019	A2	1,100	1,122,726
MO Dev Fin Bd Cultural Facs Rev Ser B	5.00%	6/1/2037	AAA	2,000	1,993,780
MO St Dev Fin Bd Infrastr Facs Crackerneck Creek Pj Ser C	5.00%	3/1/2028	A+	1,000	931,800
MO St Dev Fin Bd Midwest Resh Instl Pj	4.50%	11/1/2027	Baa2	1,000	855,580

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Miscellaneous (continued)
MO St Dev Fin Bd Midwest Resh Instl Pj	5.00%	11/1/2022	Baa2	$1,000	$980,690
Puerto Rico Pub Impt Bldgs Govt Facs I GTD	5.25%	7/1/2033	BBB-	2,465	2,377,961
Puerto Rico Pub Impt Bldgs Govt Facs Ser C GTD	5.75%	7/1/2018	BBB-	1,000	1,077,770
St. Louis MO Indl Dev Auth Rev Convtn Ctr Hotel(2)	Zero Coupon	7/15/2020	AAA	2,000	1,058,220
Total					10,398,527
Power 7.57%
MO Jt Muni Elec Util Cmnty Pwr Iatan 2 Pj Ser A(2)	5.00%	1/1/2034	Aaa	1,000	977,270
MO Jt Muni Elec Util Cmnty Pwr Pj Rev Plum Point Pj(15)	5.00%	1/1/2034	AAA	6,500	6,227,260
MO Jt Muni Elec Util Cmnty Pwr Pj Rev Ser A(2)	5.00%	1/1/2023	Aaa	3,000	3,076,680
Puerto Rico Elec Pwr Auth Pwr Rev Ser RR(18)	5.00%	7/1/2025	A-	1,000	980,670
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	730	669,841
Total					11,931,721
Pre-Refunded 18.47%
Boone Cnty MO Reorg Sch Dist No R-6	6.00%	3/1/2020	AA+	500	531,770
Bowling Green MO Sch Dist R-I Bldg Corp Leasehold Rev(15)	5.85%	3/1/2020	Aaa	1,000	1,067,140
Cape Girardeau Cnty MO Indl Dev Hlthcare Southeast MO Hosp	5.75%	6/1/2032	NR	1,340	1,489,182
Franklin Cnty MO Reorg Sch Dist No R-XV MO Direct Deposit Pg	6.00%	3/1/2020	AA+	390	414,781
Gladstone MO Ser A COP(2)	5.35%	6/15/2016	Aaa	1,095	1,167,664
MO Dev Fin Bd Cultural Facs Nelson Gallery Fndtn Ser A(15)	5.00%	12/1/2030	AAA	3,300	3,314,025
MO St Bonne Terre Prison Pj Ser A COP(2)	5.15%	6/1/2018	AAA	1,015	1,051,723
MO St Dev Fin Bd Infrastr Facs Rev Hartman Heritage Ctr Pj Ser A(2)	5.875%	4/1/2020	Aaa	1,000	1,041,000
MO St Hlth & Edl Facs Auth Rev(2)	5.25%	6/1/2028	AAA	5,000	5,445,500
MO St Hlth & Edl Facs Auth Washington Univ Ser A	6.00%	3/1/2030	Aaa	850	916,759

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
MO St Hwy & Transn Commn St Rd Rev Ser A	5.25%	2/1/2020	AAA	$1,830	$1,966,500
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,000	1,113,420
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	AAA	1,185	1,309,934
Puerto Rico Pub Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	BBB-	35	38,284
St. Louis Cnty MO Pattonville No R-3 Sch Dist MO Direct Deposit Pg(10)	6.00%	3/1/2019	AA-	845	911,366
St. Louis MO Arpt Rev Arpt Dev Pg Ser A(15)	5.25%	7/1/2031	AAA	2,000	2,154,100
St. Louis MO Arpt Rev Arprt Ser A(15)	5.125%	7/1/2022	AAA	2,000	2,146,380
St. Louis MO Muni Fin Corp Leasehold Rev Carnahan Courthouse Ser A(10)	5.125%	2/15/2027	A3	1,500	1,618,920
St. Louis MO Muni Fin Corp Rev City Justice Ctr Ser A(2)	6.00%	2/15/2020	Aaa	760	819,227
St. Louis MO Sch Dist(10)	6.00%	4/1/2012	A3	575	583,487
Total					29,101,162
Resource Recovery 0.99%
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,085	1,088,711
MO St Envr Impt & Enrg Unrefunded Bal St Revolving D	5.625%	7/1/2016	Aaa	220	221,513
MO St Envr Impt & Enrg Unrefunded Bal St Revolving E	5.90%	1/1/2019	Aaa	240	240,588
Total					1,550,812
Sales Tax 3.06%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	941,520
St. Louis MO Muni Fin Corp Rec Sales Tax Leasehold Rev(2)	5.00%	2/15/2037	AAA	4,000	3,875,040
Total					4,816,560

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Tax 3.44%
Branson Hills Infrastr Facs Cmnty Impt Dist MO Spl Ser A	5.50%	4/1/2027	NR	$1,375	$1,192,524
Howard Bend MO Levee Dist Impt	4.40%	3/1/2026	BBB-	1,000	896,900
Kansas City MO Tax Inc Fing Comm Tax Inc Rev Kansas City MO Maincor Pj Ser A	5.25%	3/1/2018	NR	500	475,845
Osage Beach MO Tax Inc Prewitts Pt Pj	5.00%	5/1/2023	NR	1,000	881,700
Riverside Quindaro Bend Levee Dist MO lmpt Rev L 385 Pj(16)	5.00%	3/1/2017	AA	795	823,882
Stone Canyon Cmnty Impt Dist MO Rev Pub Infrastr Impt Pj	5.75%	4/1/2027	NR	1,300	1,151,826
Total					5,422,677
Tobacco 0.67%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	1,100	1,054,152
Transportation 2.88%
Bi St Dev Agy MO Met Dist Rev Metrolink Cross Cnty Pj B(11)	5.00%	10/1/2032	AAA	3,500	3,515,015
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser CC(11)	5.25%	7/1/2033	AAA	1,000	1,026,830
Total					4,541,845
Water/Sewer 9.72%
Metropolitan St. Louis MO Swr Dist Wst Wtr Sys Rev Ser A(15)	5.00%	5/1/2034	AAA	5,250	5,227,057
MO St Env Impt & Energy Res Auth Wtr Fac American Wtr Co Pj AMT(2)	4.60%	12/1/2036	AAA	1,000	888,650
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	5.00%	7/1/2028	AAA	1,250	1,249,900
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A(3)	5.125%	7/1/2047	AAA	1,000	997,400
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,550	1,592,811
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	1,023,710

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

MISSOURI TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer (continued)
St. Charles Cnty MO Pub Wtr Supply Dist No 2 COP(15)	5.125%	12/1/2027	Aaa	$3,000	$3,042,240
St. Joseph MO Indl Dev Auth Spl Oblig Rev Sew Sys Impts Pj	5.00%	4/1/2027	A-	1,325	1,293,253
Total					15,315,021
Total Investments in Municipal Bonds 101.57% (cost $162,423,875)					160,021,294
Liabilities in Excess of Cash and Other Assets(d) (1.57%)					(2,467,688)
Net Assets 100.00%					$157,553,606
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	118	Short	$(14,018,031)	$(468,670)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 100.14%
Education 15.87%
Higher Ed Student Assist Auth NJ Student Loan Rev Ser A AMT(15)	6.15%	6/1/2019	AAA	$465	$470,933
NJ Econ Dev Auth Sch Facs Constr Ser O	5.25%	3/1/2025	AA-	1,085	1,117,886
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2024	AA-	1,625	1,701,018
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2026	AA-	1,000	1,035,940
NJ Econ Dev Auth Sch Facs Constr Ser S	5.00%	9/1/2036	AA-	2,050	2,037,597
NJ St Edl Facs Auth Kean Univ Ser D(10)	5.00%	7/1/2032	A-	500	486,270
NJ St Edl Facs Auth Kean Univ Ser D(10)	5.00%	7/1/2039	A-	1,000	967,690
NJ St Edl Facs Auth Ref Stevens Inst Technology Ser A	5.00%	7/1/2034	BBB+	1,000	890,280
NJ St Edl Facs Auth Rev Drew Univ Ser D(15)	5.00%	7/1/2037	AAA	2,000	1,984,640
NJ St Edl Facs Auth Rev Georgian Court Univ Ser D	5.25%	7/1/2037	BBB+	750	698,138
NJ St Edl Facs Auth Rev Richard Stockton College Ser F(15)	5.00%	7/1/2031	Aaa	2,765	2,761,018
NJ St Edl Facs Auth Rev Rider Univ Ser C(16)	4.70%	7/1/2027	AA	1,000	932,660
NJ St Edl Facs Auth Rowan Univ Ser B(c)(3)	5.00%	7/1/2027	AAA	1,725	1,745,562
NJ St Edl Facs Auth Rev William Paterson Ser E(18)	5.00%	7/1/2027	A	2,500	2,487,575
Total					19,317,207
General Obligation 8.47%
Essex Cnty NJ Impt Auth Pj Rev Cons GTD(2)	5.25%	12/15/2018	Aaa	2,000	2,215,760
Irvington Twp NJ Gen Impt	5.00%	1/1/2021	A1	1,410	1,474,084
Millburn Twp NJ Sch Dist	5.35%	7/15/2018	Aa1	1,050	1,184,547
Millburn Twp NJ Sch Dist	5.35%	7/15/2019	Aa1	250	280,633
Montville Twp NJ Fire Dist No 23	5.25%	7/15/2016	A2	410	443,509
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,070,025

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
Pohatcong Twp NJ Sch Dist(11)	5.25%	7/15/2026	AAA	$1,335	$1,477,084
Puerto Rico Comwlth Pub Impt CR(11)	4.50%	7/1/2023	AAA	1,000	973,030
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	183,930
Rahway NJ(11)	4.125%	12/15/2026	Aaa	5	4,554
Total					10,307,156
Healthcare 16.11%
Camden Cnty NJ Impt Auth Hlthcare Redev Rev Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	760	625,130
NJ Econ Dev Auth Rev Masonic Charity Fndtn Pj	6.00%	6/1/2025	A-	1,000	1,054,360
NJ Hlthcare Fac Fin Auth Rev Atlanticare Regl Med Ctr	5.00%	7/1/2037	A+	1,000	917,670
NJ Hlthcare Fac Fin Auth Rev Cap Hlth Sys Oblig Grp Ser A	5.375%	7/1/2033	Baa1	2,000	1,809,480
NJ Hlthcare Fac Fin Auth Rev Hackensack Univ Med Ctr(c)	5.25%	1/1/2031	Aaa	2,100	2,118,963
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.00%	7/1/2036	BBB	1,700	1,471,928
NJ Hlthcare Fac Fin Auth Rev Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-	600	608,364
NJ Hlthcare Fac Fin Auth Rev Robert Wood Johnson Univ Hosp	5.75%	7/1/2031	A2	3,000	3,064,200
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba2	1,130	959,777
NJ Hlthcare Fac Fin Auth Rev South Jersey Hosp	5.00%	7/1/2046	A3	2,000	1,782,840
NJ Hlthcare Fac Fin Auth Rev St. Peters Univ Hosp Oblig	5.25%	7/1/2021	Baa2	1,000	983,990
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	4.75%	7/1/2024	BBB-	1,000	864,770
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	5.25%	7/1/2030	BBB-	1,000	870,860
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	Aa1	415	434,829
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	Aa1	1,000	1,041,990
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	1,000	1,002,720
Total					19,611,871

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Housing 4.98%
Burlington Cnty NJ Bridge Commn Econ Dev Rev The Evergreens Pj	5.625%	1/1/2038	NR	$1,000	$870,080
NJ Econ Dev Auth Ref Cranes Mill Pj	5.00%	6/1/2015	BBB-(a)	910	887,496
NJ Econ Dev Auth Ret Cmty Rev Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	1,500	1,240,920
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	500	430,005
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	818,160
NJ St Hsg & Mtg Fin Agy Rev Sing Fam Hsg Ser T AMT	4.625%	10/1/2027	AA	2,000	1,713,280
Virgin Islands Hsg Fin Auth Sing Fam Rev Ser A AMT(12)	6.50%	3/1/2025	NR	100	100,377
Total					6,060,318
Industrial 7.75%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	652,718
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	675	713,961
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT(10)	5.375%	5/1/2032	A-	5,000	4,701,200
NJ Econ Dev Auth Amer Wtr Middlesex Wtr Co Pj AMT(15)	5.35%	2/1/2038	AAA	2,500	2,500,050
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,000	861,920
Total					9,429,849
Lease 6.06%
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,300	1,157,910
Morris-Union Jointure Commn NJ COP(16)	5.00%	5/1/2027	AA	1,000	938,090
NJ Econ Dev Auth Rev Ser U(11)	5.00%	9/1/2023	AAA	2,030	2,118,183
NJ Econ Dev Auth Rev Ser U(11)	5.00%	9/1/2024	AAA	1,000	1,034,870
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	948,660

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Lease (continued)
Puerto Rico Pub Bldgs Auth Rev Unrefunded Bal Govt Facs I GTD	5.25%	7/1/2033	BBB-	$1,230	$1,186,569
Total					7,384,282
Miscellaneous 1.57%
Hudson Cnty NJ Impt Auth Hudson Regl Fire/Rescue Ser A(2)	5.625%	9/1/2019	Aaa	100	104,542
Monmouth Cnty NJ Impt Auth Rev Unrefunded Bal Govt Ln(15)	6.40%	12/1/2009	AAA	195	195,540
NJ Econ Dev Auth Motor Vehicle Surcharge Rev Ser A(15)	5.00%	7/1/2034	AAA	100	98,839
NJ Econ Dev Auth Muni Rehab(2)	5.00%	4/1/2028	AAA	1,130	1,131,480
Rahway NJ COP(15)	5.625%	2/15/2020	Aaa	365	384,612
Total					1,915,013
Power 0.75%
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	917,590
Pre-Refunded 8.41%
Carteret NJ Bd Ed COP(15)	5.75%	1/15/2030	Aaa	80	85,648
Carteret NJ Bd Ed COP(15)	6.00%	1/15/2024	Aaa	430	462,224
NJ Envr Infrastr Ser 2004A	5.25%	9/1/2020	AAA	1,000	1,078,990
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.25%	7/1/2022	AAA	2,560	2,727,654
North Bergen Twp NJ Bd Ed COP(11)	6.125%	12/15/2022	Aaa	1,185	1,315,089
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	351,153
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	2,000	2,203,900
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	AAA	790	873,290
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	BBB-	20	21,876
South Brunswick Twp NJ(10)	5.625%	12/1/2023	AA	45	47,666
Trenton NJ Pkg Auth Pkg Rev GTD(10)	6.00%	4/1/2017	A3	1,000	1,069,900
Total					10,237,390
Sales Tax 0.77%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	941,520

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Tax 0.50%
NJ Econ Dev Auth Newark Downtown Dist Mgmt Corp	5.125%	6/15/2037	Baa3	$700	$609,112
Tobacco 4.47%
Tob Sttlmnt Fin Corp NJ Cap Apprec Asset Bkd 1C	Zero Coupon	6/1/2041	BBB-	25,000	2,239,000
Tob Sttlmnt Fin Corp NJ Ser 1A	4.75%	6/1/2034	BBB	1,000	787,600
Tob Sttlmnt Fin Corp NJ Ser 1A	5.00%	6/1/2041	BBB	3,000	2,417,820
Total					5,444,420
Transportation 21.89%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(11)	5.10%	1/1/2021	AAA	1,435	1,490,821
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(11)	5.20%	1/1/2025	AAA	1,700	1,749,912
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	320	238,026
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,000	853,510
NJ St Transn Tr Fd TCRS(2)	5.25%	12/15/2022	AAA	1,500	1,616,565
NJ St Transn Tr Fd Transn Sys Ser A(15)	5.25%	12/15/2021	AAA	10,000	10,824,000
Port Auth NY & NJ(11)	5.00%	4/15/2032	AAA	4,725	4,771,447
Port Auth NY & NJ Cons 125th Ser(11)	5.00%	10/15/2027	AAA	5,000	5,112,150
Total					26,656,431
Water/Sewer 2.54%
North Hudson Swr Auth NJ Rev Ser C(15)	5.00%	8/1/2022	Aaa	1,025	1,046,330
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	1,027,620
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	1,023,710
Total					3,097,660
Total Municipal Bonds (cost $125,810,176)					121,929,819

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

NEW JERSEY TAX FREE FUND March 31, 2008

Investments				Shares (000)	Value
SHORT-TERM INVESTMENT 1.56%
Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $1,901,082)				1,901	$1,901,082
Total Investments in Securities 101.70% (cost $127,711,258)					123,830,901
Liabilities in Excess of Cash and Other Assets(d) (1.70%)					(2,071,254)
Net Assets 100.00%					$121,759,647
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	140	Short	$(16,631,562)	$(375,174)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 103.89%
Education 9.76%
Albany NY Indl Dev Agy Civic Fac Rev Albany College Pharmacy Ser A	5.625%	12/1/2034	BBB-	$700	$662,564
Albany NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ Ser A	5.00%	7/1/2031	BBB	1,000	894,980
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2027	BBB-(a)	1,000	886,520
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2037	BBB-(a)	1,000	838,230
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.00%	5/1/2023	BBB-	500	471,645
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.10%	5/1/2031	BBB-	1,075	953,675
Hempstead Twn NY Indl Dev Agy Civic Fac Rev Hofstra Univ Pj(15)	5.80%	7/1/2015	AAA	750	755,482
Nassau Cnty NY Ind Dev Agy Continuing Care Ret Amsterdam At Harborside Ser A	6.50%	1/1/2027	NR	1,000	983,930
New York City NY Indl Dev Agy Civic Fac Polytechnic Univ Pj(1)	5.25%	11/1/2037	BB+	1,000	908,220
New York City NY Indl Dev Agy Civic Rev NY Institute of Tech(15)	5.25%	3/1/2023	AAA	100	104,432
NY St Dorm Auth Lease Rev Cap Apprec Court Fac	Zero Coupon	8/1/2021	AA+	3,265	1,721,635
NY St Dorm Auth Rev Colgate Univ(15)	6.00%	7/1/2016	AAA	1,000	1,138,250
NY St Dorm Auth Rev New York Univ Ser A(2)	5.75%	7/1/2015	AAA	2,000	2,284,260
NY St Dorm Auth Rev Pratt Institute(16)	6.00%	7/1/2024	AA	1,000	1,022,610
NY St Dorm Auth Rev Pratt Institute(16)	6.00%	7/1/2028	AA	2,000	2,028,560
NY St Dorm Auth Rev Spl Act Sch Dist Pj(15)	6.00%	7/1/2016	AAA	1,400	1,403,542
NY St Dorm Auth Revs 4201 Schs Pg	6.25%	7/1/2020	AA-	1,685	1,828,276
NY St Dorm Auth Revs New York Univ A(10)	5.00%	7/1/2034	A3	3,125	3,040,156
NY St Dorm Auth Revs Non St Supp Debt New York Univ Ser A(2)	5.00%	7/1/2037	Aaa	2,455	2,447,316
Rensselaer Cnty NY Indl Dev Agy Civic Fac Rev Polytech Inst Ser B TCRS(2)	5.50%	8/1/2022	AAA	200	208,374

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
Seneca Cnty NY Indl Dev Agy Civic Fac Rev New York Chiropractic College	5.00%	10/1/2027	BBB	$500	$458,575
Syracuse NY Indl Dev Agy Sch Fac Rev Syracuse City Sch Dist Ser A(11)	5.00%	5/1/2027	AAA	1,000	1,016,590
Total					26,057,822
Gaming 0.69%
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	1,000	878,870
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	1,000	973,070
Total					1,851,940
General Obligation 12.87%
Erie Cnty NY Indl Dev Agy Sch Fac Rev City of Buffalo Pj(11)	5.75%	5/1/2023	AAA	1,250	1,351,538
New York NY Ser D	5.00%	2/1/2025	AA	2,000	2,021,200
New York NY Ser J Sub Ser J-1	5.00%	6/1/2031	AA	5,000	4,932,150
New York NY Sub Ser C-1	5.00%	10/1/2026	AA	3,070	3,088,451
New York NY Sub Ser C-1	5.25%	8/15/2026	AA	2,500	2,544,475
New York NY Sub Ser I-1~(b)	5.00%	4/1/2025	AA	10,000	10,098,400
New York NY Unrefunded Bal Ser J	5.50%	6/1/2022	AA	200	209,952
Northern Mariana Islands Ser B	5.00%	10/1/2033	NR	4,000	3,312,040
NY St Dorm Auth Revs Non St Supp Debt Sch Dist Fing Pg Ser C(11)	5.00%	10/1/2032	AAA	1,600	1,609,616
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	BBB-	2,000	2,091,780
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2024	BBB-	1,500	1,500,555
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,090	1,086,577
Puerto Rico Comwlth Unrefunded Bal 07 Pub Impt(14)(15)	5.00%	7/1/2028	NR	355	350,523
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	183,930
Total					34,381,187
Healthcare 9.80%
Albany NY Indl Dev Agy Civic Fac Rev St. Peters Hosp Pj Ser A	5.25%	11/15/2027	BBB+	1,500	1,422,495
Albany NY Indl Dev Agy Civic Fac Rev St. Peters Hosp Pj Ser E	5.50%	11/15/2027	BBB+	1,000	977,650

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj(16)	5.625%	7/1/2024	AA	$1,750	$1,778,788
Genesee Cnty NY Indl Dev Agy Civic Fac Rev United Mem Med Ctr Pj	5.00%	12/1/2032	NR	1,000	806,470
Madison Cnty NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Pj	5.25%	2/1/2027	BBB-	750	693,353
Madison Cnty NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Pj	5.50%	2/1/2032	BBB-	750	696,442
New York City NY Indl Dev Agy Rev Harbor House Pj A(12)	5.875%	5/20/2044	AA+	595	618,229
NY St Dorm Auth Rev Mental Hlth Svc Fac(14)(15)	6.00%	8/15/2012	AAA	1,460	1,633,506
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	BB	1,935	1,877,956
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A(2)	5.75%	7/1/2018	AAA	1,000	1,084,640
NY St Dorm Auth Revs Catholic Hlth Long Island Oblig Grp	5.00%	7/1/2027	Baa1	1,250	1,152,550
NY St Dorm Auth Revs Lenox Hill Hosp Oblig Grp	5.375%	7/1/2020	Ba2	1,700	1,691,568
NY St Dorm Auth Revs Lenox Hill Hosp Oblig Grp	5.50%	7/1/2030	Ba2	1,500	1,374,030
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.40%	2/1/2031	AAA	300	307,782
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.50%	8/1/2030	AAA	1,000	1,017,530
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.50%	8/1/2038	AAA	1,000	1,015,690
NY St Dorm Auth Rev Non St Supp Debt New Shore Long Island Jewish Oblig Grp A	5.00%	5/1/2037	A3	2,630	2,461,838
NY St Dorm Auth Rev Non St Supp Debt NY Presbyterian Hosp(8)(11)	5.25%	2/15/2031	AAA	2,500	2,526,775
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2036	BB	1,265	1,072,568
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental B(15)	6.00%	2/15/2025	AAA	5	5,346
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental B(15)	6.00%	2/15/2030	AAA	5	5,346
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assoc†	5.375%	1/1/2027	NR	1,305	1,131,827

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assoc†	5.50%	1/1/2037	NR	$1,000	$833,410
Total					26,185,789
Housing 4.49%
New York City NY Hsg Dev Corp Multi Fam Hsg Rev Ser A AMT	5.50%	11/1/2034	AA	1,500	1,461,105
New York City NY Hsg Dev Corp Multi Fam Rev Hsg Ser L AMT	4.85%	11/1/2025	AA	3,205	2,966,933
New York City NY Hsg Dev Corp Ser B-2 AMT	5.30%	5/1/2036	AA	2,000	1,883,200
NY St Dorm Auth Rev 05 Unrefunded Mental D(14)(15)	6.00%	8/15/2021	AAA	20	20,249
NY St Dorm Auth Rev Upstate Cmnty Colleges Ser B	5.25%	7/1/2021	AA-	1,000	1,043,680
NY St Hsg Fin Agy Multi Fam Hsg Rev Division Street Ser A AMT(17)	5.00%	2/15/2026	Aa1	645	602,985
NY St Mtg Agy Hmownr Mtg Rev Ser 133 AMT	4.95%	10/1/2021	Aa1	2,000	1,914,680
NY St Mtg Agy Hmownr Mtg Rev Ser 143 AMT	4.875%	10/1/2030	Aa1	2,255	2,018,451
NY St Mtg Agy Rev Hmownr Mtg Ser 70	5.40%	4/1/2022	Aa1	70	70,148
Total					11,981,431
Industrial 9.01%
Broome Cnty NY Indl Dev Agy Univ Plaza Phase II Pj Ser B(1)	5.10%	8/1/2036	NR	500	395,845
Essex Cnty NY Indl Dev Agy Intl Paper Co Pj Ser A AMT	4.60%	12/1/2030	BBB	1,400	1,067,318
Liberty NY Dev Corp Rev Goldman Sachs Headquarters~(b)	5.25%	10/1/2035	AA-	10,001	10,103,480
New York City NY Indl Dev Agy Spl Fac Rev British Airways AMT	5.25%	12/1/2032	BB+	2,245	1,732,399
New York City NY Indl Dev Agy United Jewish Appeal Fed Pj A	5.00%	7/1/2027	Aa1	1,250	1,262,587
NY Indl Dev Agy Pkg Fac Rev Royal Charter NY Presbyterian(11)	5.75%	12/15/2029	AAA	1,000	1,091,690
Onondaga Cnty NY Indl Dev Agy Anheuser Busch Pj Ser A	4.875%	7/1/2041	A	3,000	2,675,610
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,657,863

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial (continued)
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	$2,820	$2,503,934
Virgin Islands Pub Fin Auth Refinery Facs Rev Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,015	874,849
Yonkers NY Indl Dev Agy Rev Sacred Heart Assocs Pj Ser A AMT(17)	4.80%	10/1/2026	Aa1	750	698,445
Total					24,064,020
Lease 7.00%
New York City NY Edl Constr Fd Rev Ser A(10)	5.00%	4/1/2031	AA-	10,215	10,077,608
New York City NY Indl Dev Agy Civic Fac Rev USTA Natl Tennis(11)	5.00%	11/15/2023	AAA	1,830	1,904,664
New York City NY Indl Dev Agy Queens Baseball Stadium Pilot(2)	5.00%	1/1/2031	AAA	1,000	993,210
NY St Urban Dev Corp Rev St Fac	5.70%	4/1/2020	AA-	4,150	4,761,171
Puerto Rico Comwlth Infrastr Fing Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	948,660
Total					18,685,313
Miscellaneous 1.67%
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2030	NR	750	622,830
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2036	NR	1,000	804,230
Puerto Rico Pub Impt Bldgs Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2027	BBB-	265	262,761
Ulster Cnty NY Indl Dev Agy Civic Fac Rev Ser A	6.00%	9/15/2027	NR	3,000	2,779,560
Total					4,469,381
Power 3.68%
Long Island Pwr Auth NY Elec Gen Ser C	5.00%	9/1/2035	A-	2,000	1,947,520
NY St Enrg Res & Dev Auth Gas Fac Revs Bklyn Unif Gas Co Ser B RIBs AMT	9.894%#	7/1/2026	A	4,000	4,074,320
Puerto Rico Elec Pwr Auth Ser PP(10)	5.00%	7/1/2025	A3	2,000	1,917,280
Puerto Rico Elec Pwr Auth Ser TT	5.00%	7/1/2037	A3	2,000	1,885,680
Total					9,824,800

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded 17.25%
Albany NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A(10)	6.375%	12/1/2017	A3	$650	$701,610
Buffalo NY Muni Wtr Fin Auth Wtr Sys Rev(11)	6.00%	7/1/2029	AAA	500	529,770
Metropolitan Transn Auth NY Dedicated Tax Fd Ser A(10)	4.75%	4/1/2028	AAA	2,500	2,744,175
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2024	AAA	950	1,033,515
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2029	AAA	2,000	2,175,820
New York City Transn Fin Auth Rev Unrefunded Bal 2005 Fut Tax C	5.00%	5/1/2029	AAA	535	536,942
New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B	6.00%	6/15/2033	AA+	1,470	1,585,410
New York City Transn Fin Auth Fut Tax 2004 Ser C	5.50%	5/1/2025	AAA	5	5,238
New York City Transn Fin Auth Fut Tax 2005 Ser C	5.50%	5/1/2025	AAA	550	576,224
New York NY Ser C	5.625%	3/15/2020	AAA	1,000	1,105,320
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.00%	7/1/2030	AA-	3,500	3,819,655
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.25%	7/1/2020	AA-	1,250	1,370,963
NY St Dorm Auth Rev Mental Hlth Svcs B(15)	6.00%	2/15/2025	AAA	885	946,313
NY St Dorm Auth Rev Mental Hlth Svcs B(15)	6.00%	2/15/2030	AAA	885	946,313
NY St Dorm Auth Rev Pace Univ(15)	6.00%	7/1/2029	AAA	1,610	1,758,909
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B(15)	6.00%	2/15/2025	AAA	10	10,693
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B(15)	6.00%	2/15/2030	AAA	10	10,693
NY St Dorm Auth Rev Supp Debt Mental Hlth Svcs Ser B(15)	6.00%	2/15/2025	AAA	100	106,928
NY St Dorm Auth Rev Supp Debt Mental Hlth Svcs Ser B(15)	6.00%	2/15/2030	AAA	100	106,928
NY St Dorm Auth Revs City Univ Sys Cons 4th Gen A	5.50%	7/1/2023	AA-	1,215	1,325,881
Puerto Rico Comwlth Aqueduct & Swr Auth Rev ETM	10.25%	7/1/2009	AAA	235	244,289

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.50%	7/1/2027	BBB+	$2,000	$2,190,520
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D	5.25%	7/1/2038	AAA	3,000	3,280,770
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D	5.75%	7/1/2041	AAA	2,000	2,226,840
Puerto Rico Comwlth Bal Pub Impt Ser A	5.375%	7/1/2028	AAA	555	604,406
Puerto Rico Comwlth 07 Pub Impt(14)(15)	5.00%	7/1/2028	NR	250	254,515
Puerto Rico Comwlth Pub Impt(15)	5.00%	7/1/2024	AAA	1,000	1,017,940
Puerto Rico Comwlth Pub Impt(14)(15)	5.00%	7/1/2028	AAA	1,130	1,150,272
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	351,152
Puerto Rico Comwlth Pub Impt Ser A(15)	5.75%	7/1/2026	AAA	3,000	3,212,070
Puerto Rico Elec Pwr Auth Rev Ser II	5.25%	7/1/2031	A3	3,625	4,011,679
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	1,000	1,088,210
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2027	BBB-	735	793,109
Schenectady NY Indl Dev Agy Civic Fac Rev Union College Pj(2)	5.625%	7/1/2031	Aaa	1,500	1,667,820
St. Lawrence Cnty NY Indl Dev Civic Fac Rev Clarkson Univ Pj	5.125%	7/1/2021	A3	250	254,560
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.625%	7/1/2020	AA+	115	124,564
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.75%	7/1/2030	AA+	1,500	1,628,835
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev(2)	5.75%	4/1/2020	Aaa	545	587,881
Total					46,086,732
Resource Recovery 0.55%
NY St Envr Facs Corp Solid Wst Mgmt Pj Ser A AMT	4.55%	5/1/2012	BBB	1,500	1,467,210
Sales Tax 0.35%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	941,520
Special Tax 1.87%
NY St Urban Dev Corp Rev St Personal Income Tax Ser B	5.00%	3/15/2032	AAA	5,000	4,999,850

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

NEW YORK TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Transportation 18.75%
Metropolitan Transn Auth NY Transn Ser A	5.00%	11/15/2021	A	$5,000	$5,187,550
Metropolitan Transn Auth NY Transn Ser A	5.00%	11/15/2031	A	5,000	4,938,300
Metropolitan Transn Auth NY Transn Ser F	5.00%	11/15/2030	A	3,000	2,971,770
New York City NY Indl Dev Agy Spl Fac 1990 America Airlines Inc Pj AMT	5.40%	7/1/2019	CCC+	2,635	2,124,363
New York City NY Indl Dev Agy Spl Fac Rev JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B	1,000	761,200
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assoc Pj AMT	5.50%#	1/1/2021	A3	1,250	1,280,750
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assoc Pj AMT	5.50%#	1/1/2024	A3	2,000	2,008,580
Niagara NY Frontier Auth Arpt Buffalo Niagara Intl Ser B(15)	5.50%	4/1/2019	AAA	690	704,117
NY St Twy Auth Gen Rev Ser G(11)	5.25%	1/1/2027	AAA	10,000	10,308,900
Port Auth NY & NJ	5.00%	11/15/2031	AA-	5,250	5,228,108
Port Auth NY & NJ Cons 93rd Ser	6.125%	6/1/2094	AA-	7,500	8,338,725
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infrastr	5.00%	7/1/2028	BBB	1,000	945,150
Triborough Brdg & Tunl Auth Rev	4.75%	11/15/2030	Aa2	5,455	5,300,023
Total					50,097,536
Water/Sewer 6.15%
New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A~(b)	5.00%	6/15/2039	AA+	10,000	9,921,100
NY St Envr Facs Corp St Clean Wtr & Drinking Ser B	4.75%	6/15/2032	Aa1	5,000	4,811,750
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,550	1,592,811
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Unrefunded Bal(2)	5.75%	4/1/2020	Aaa	105	111,140
Total					16,436,801
Total Municipal Bonds (cost $281,992,792)					277,531,332

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

NEW YORK TAX FREE FUND March 31, 2008

Investments				Shares (000)	Value
SHORT-TERM INVESTMENT 0.27%
Money Market Mutual Fund
Dreyfus NY Municipal Cash Management (cost $712,515)				713	$712,515
Total Investments in Securities 104.16% (cost $282,705,307)					278,243,847
Liabilities in Excess of Cash and Other Assets(d) (4.16%)					(11,101,350)
Net Assets 100.00%					$267,142,497
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	237	Short	$(28,154,859)	$(847,499)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 98.55%
Correctional Facilities 1.30%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	$200	$196,954
CA St Pub Wks Bd Dept Hlth Dept Corrections & Rehab F(10)	5.25%	11/1/2017	A	250	274,445
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	250	254,130
Total					725,529
Education 12.31%
Albany NY Indl Dev Agy Civic Fac Rev St. Peters Hosp Pj Ser A	5.00%	11/15/2015	BBB+	250	256,030
Allegheny Cnty PA Higher Ed Duquesne Univ Ser A(10)	5.00%	3/1/2013	A-	150	161,259
Atlanta GA Dev Auth Edl Facs Science Park LLC Pj	5.00%	7/1/2021	A1	610	615,801
Bulloch Cnty GA Dev Auth Student Hsg Rev Southn Univ Hsg Fndtn Four(3)	5.25%	7/1/2018	Aaa	500	560,115
CA Muni Fin Auth Rev Biola Univ	5.625%	10/1/2023	Baa1	415	415,154
Carrollton TX Fmrs Bd Indpt Sch Ref Sch Bldg PSF GTD	4.50%	2/15/2019	AAA	500	515,095
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I(15)	5.00%	7/1/2019	AAA	500	531,535
Delaware Cnty PA Auth Univ Rev Villanova Univ(10)	5.00%	8/1/2010	A2	200	211,278
IL Edl Facs Auth Revs Northwestern Univ	5.50%	12/1/2013	Aaa	300	330,567
MD St Hlth & Higher Edl Facs Auth Rev WA Christian Academy	5.25%	7/1/2018	NR	250	234,325
NC Cap Facs Fin Agy Edl Facs Rev Meredith College(c)	5.375%	6/1/2021	BBB	500	495,545
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.00%	7/1/2018	BBB-	250	244,687
PA St Higher Edl Facs Auth Rev Ser AG	5.25%	6/15/2018	Aa3	1,000	1,109,990
PA St Higher Edl Facs Auth Temple Univ(15)	5.00%	4/1/2010	AAA	250	262,735
Philadelphia PA Auth Indl Dev Rev First Philadelphia Charter Ser A	5.30%	8/15/2017	BBB-	250	243,508
Pierce Cnty WA Sch Dist No 416 White River(11)	5.00%	12/1/2015	Aaa	250	276,057

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
Univ AR Univ Revs Facs Fayetteville Campus(2)	5.00%	11/1/2014	Aaa	$350	$382,533
Total					6,846,214
Gaming 0.71%
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	150	148,980
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	250	243,268
Total					392,248
General Obligation 27.67%
AL St Pub Sch & College Cap Impt	5.00%	12/1/2022	AA	500	521,375
Annapolis MD Pub Impt	5.00%	8/1/2018	AA	500	545,905
Arlington TX(11)	5.00%	8/15/2011	AAA	325	349,433
Brentwood NY Union Free Sch Dist(15)	5.00%	5/1/2013	Aaa	500	543,080
Columbus OH Ser A	5.00%	12/15/2015	AAA	1,000	1,111,120
CT St Ser B	5.00%	5/1/2016	AA	500	550,145
FL St Bd Ed Lottery Rev Ser B(2)	5.00%	7/1/2016	AAA	1,000	1,085,670
Foothill De Anza CA Cmnty College Dist Ser A(2)	5.00%	8/1/2017	AAA	500	528,820
Greenwich NY Cent Sch Dist(10)	4.50%	6/15/2014	A	550	569,541
Hancock Cnty MS Sch Dist(2)	5.00%	4/15/2010	Aaa	160	167,978
Hemet CA Univ Sch Dist 2002 Election Ser C(15)	5.00%	8/1/2011	AAA	200	215,002
Jersey City NJ Pub Impt Ser A(15)	5.25%	9/1/2015	AAA	250	274,320
Los Angeles CA Unif Sch Dist Ser A(15)	5.00%	7/1/2018	AAA	500	537,335
Maricopa Cnty AZ Sch Dist No 006 Washington Elem Sch Impt Pj of 2001 Ser B(11)	5.00%	7/1/2017	AAA	400	439,392
Minneapolis MN Spl Sch Dist No 001	4.00%	2/1/2016	AAA	500	512,905
New York City NY Ser I	5.00%	8/1/2015	AA	500	533,730
NY St Dorm Auth Revs Non St Supp Debt Sch Dist Fing Pg Ser C(11)	5.00%	10/1/2020	AAA	475	508,725
OH St Higher Ed Ser B	5.00%	2/1/2013	AA+	500	543,910
PA St First Ser A	5.00%	11/1/2017	AA	500	549,465
Philadelphia PA(5)	4.50%	8/1/2012	A+	250	263,443
Phoenix AZ Ser B	5.00%	7/1/2019	AAA	500	540,300

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Obligation (continued)
Plano TX Indpt Sch Dist PSF GTD	5.00%	2/15/2017	AAA	$500	$547,545
River Rouge MI Sch Dist(10)	5.00%	5/1/2011	AA-	300	319,509
Salem Keizer OR Sch Dist No 24J(11)	5.00%	6/15/2011	AAA	200	214,766
St. Louis Park MN Indpt Sch Dist No 283 Sch Bldg Ser B(11)	5.00%	2/1/2015	Aaa	300	325,170
Three Rivers MI Cmnty Schs(11)	5.00%	5/1/2017	AAA	500	548,910
Washoe Cnty NV Sch Dist Ser B(15)	5.00%	6/1/2014	AAA	300	328,035
WI St Ser 1(15)	5.00%	5/1/2014	AAA	500	546,740
WI St Ser 1(15)	5.50%	5/1/2014	AAA	1,000	1,120,820
Williamson Cnty TX(15)	5.25%	2/15/2018	AAA	500	548,985
Total					15,392,074
Healthcare 11.99%
Allegheny Cnty PA Hosp Dev Auth Rev Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2014	AA-	750	792,015
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2017	BB	250	222,325
CA Statewide Cmntys Dev Auth Rev CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1	250	248,283
CA Statewide Cmntys Dev Valleycare Hlth Sys Ser A	4.80%	7/15/2017	NR	250	233,933
Doylestown PA Hosp Auth Hosp Rev Ser A(c)(3)	5.00%	7/1/2022	AAA	1,000	1,020,020
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	250	274,742
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	5.00%	12/1/2008	NR	150	150,087
IL Hlth Facs Auth Rev Loyola Univ Hlth Sys Ser A	5.75%	7/1/2011	Baa2	205	207,997
Knox Cnty TN Hlth Edl & Hsg Facs Bd Hosp Facs Rev Baptist Hlth Sys East	6.375%	4/15/2022	Ba2	250	257,177
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	250	239,795
MO St Hlth & Edl Facs Auth Hlth Facs Rev Childrens Mercy Hosp Ser B ARS(2)	12.38%#	5/15/2037	AAA	500	500,000
MO St Hlth & Edl Facs Auth Hlth Facs Rev St. Anthonys Med Ctr A ARS(5)	9.38%#	12/1/2030	A+	500	500,000
NJ Hlthcare Facs Fin Auth Rev Hackensack Univ Med Ctr(c)	5.125%	1/1/2021	A3	750	752,505

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
SC Jobs Econ Dev Auth Hosp Facs Rev Tuomey(5)	5.00%	11/1/2011	A+	$250	$268,155
WI Hlth & Edl Facs Auth Rev Aspirus Wausau Hosp Inc ARS(2)	14.99%#	8/15/2034	AAA	1,000	1,000,000
Total					6,667,034
Housing 0.56%
LA St Citizens Ppty Corp Assmt Rev Ser B(2)	5.00%	6/1/2016	AAA	300	311,379
Industrial 2.16%
Ashdown Ark Pollutn Ctrl Rev Nekoosa Papers Inc Pj	4.75%	4/1/2008	B2	100	100,000
Baltimore MD Pollutn Ctrl Rev General Motors Corp	5.35%	4/1/2008	B-	160	160,000
Long Beach CA Bd Fin Auth Natural Gas Rev Ser A	5.25%	11/15/2020	A1	500	487,370
MI St Strategic Fd Pollutn Ctrl Rev General Motors Corp	6.20%#	9/1/2020	B-	245	228,516
OH St Wtr Dev Auth Solid Wst Rev Allied Wst N.A. Pj Ser A AMT	5.15%	7/15/2015	B+	250	227,390
Total					1,203,276
Lease 2.29%
AZ Sch Facs Brd Ser A 1 COP(10)	5.00%	9/1/2015	AA-	240	261,026
CA St Pub Wks Brd Svcs Richmond Lab B(18)	5.00%	11/1/2017	A	315	331,408
NY New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis(11)	5.00%	11/15/2018	AAA	400	433,788
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR	250	248,658
Total					1,274,880
Miscellaneous 4.63%
CA Infrastr & Econ Dev Bk Rev Academy of Sciences Ser B ARS(15)	10.255%#	2/1/2035	AAA	1,000	1,000,000
CA St Econ Recovery Ser A(10)	5.25%	7/1/2014	AA+	200	221,004
Citizens Ppty Ins Corp FL Sr 2nd High Risk Acct A(15)	5.00%	3/1/2012	AAA	350	369,023
FL St Dept Envr Protn Preservation Rev FL Forever Ser B(15)	5.00%	7/1/2012	AAA	300	321,012

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Miscellaneous (continued)
MI St Envr(14)(15)	5.50%	12/1/2013	AAA	$100	$112,038
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(10)	3.37%#	4/1/2014	A+	200	197,556
OR St Dept Admin Svcs(11)	5.00%	9/1/2012	AAA	100	108,807
Valparaiso IN Econ Dev Rev Valparaiso Family YMCA	5.00%	12/1/2012	NR	250	248,038
Total					2,577,478
Nursing Home 0.91%
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	5.50%	11/15/2013	NR	250	249,745
Tarrant Cnty TX Cultural Ed Facs Bruckner Ret Svcs Inc Pj	5.00%	11/15/2011	A-	250	256,550
Total					506,295
Power 3.64%
Burke Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Vogtle 5th Ser	4.375%#	10/1/2032	A	500	500,470
Energy Northwest WA Elec Rev Columbia Generating Ser C(c)	5.00%	7/1/2024	Aaa	1,000	1,020,020
MN St Muni Pwr Agy Elec Rev	5.25%	10/1/2022	A3	250	263,962
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	250	239,713
Total					2,024,165
Pre-Refunded 3.26%
Gainesville & Hall Cnty GA Hosp Auth Rev Antic Ctfs Northeast GA Hlth Sys Inc Pj	5.50%	5/15/2031	A-	500	540,005
Metropolitan Transn Auth NY Transn Facs Svc Contract Ser 8(14)(15)	5.375%	7/1/2021	AAA	520	582,442
NC Med Care Commn Ret Facs Rev 1st Mtg Givens Estates Pj A	6.50%	7/1/2032	NR	500	586,195
Willacy Cnty TX Loc Govt Corp Rev Pj	6.00%	3/1/2009	AAA	100	103,131
Total					1,811,773
Resource Recovery 0.97%
HI St Ser DG(2)	5.00%	7/1/2015	AAA	240	262,205
Philadelphia PA Sch Dist Ser B(2)	5.00%	4/1/2013	AAA	260	276,746
Total					538,951

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Sales Tax 1.62%
Bay Area Infrastr Fing Auth CA St Acceleration Nts(10)	5.00%	8/1/2017	A	$500	$522,280
MI St Trunk Line(10)	5.00%	11/1/2012	AA+	350	378,637
Total					900,917
Special Tax 2.53%
Goodyear AZ Pub Impt Corp Muni Facs Rev Ser A(15)	5.00%	7/1/2022	AAA	500	524,875
Kansas City MO Tax Increment Maincor Pj Ser A	5.25%	3/1/2018	NR	120	114,203
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	250	229,692
Tempe AZ Pier Town Lake Impt Dist Ser A	5.00%	1/1/2018	Aa3	500	535,405
Total					1,404,175
Tobacco 0.84%
Buckeye OH Tob Sttlmnt Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB	500	466,855
Toll Roads 0.95%
Camino Real Regl Mobility Auth TX Pass-Thru Toll Transn Rev St Spur 601	5.25%	8/15/2018	A	500	525,515
Transportation 10.11%
Clark Cnty NV Arpt Rev Sub Lien Ser A(2)	5.00%	7/1/2016	AAA	250	269,948
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Sub Ser A-1 AMT	8.50%#	5/1/2029	CCC+	250	250,100
FL St Tpk Auth Tpk Rev Dept Transn Ser A	5.00%	7/1/2020	Aa2	500	528,720
Metropolitan Transn Auth NY Ser B	5.00%	11/15/2021	A	500	520,505
MI St Grant Antic Bds(11)	5.25%	9/15/2018	AAA	500	554,585
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	250	241,655
NJ St Transn Tr Fd Grant Antic Bds Ser A(10)	5.00%	6/15/2017	A1	300	319,485
North TX Twy Auth Rev Ref Sys First Tier Ser A(c)	5.00%	1/1/2012	A2	500	524,645
Oklahoma City OK Arpt Trust Ref Jr Lien 29th Ser B(2)	5.00%	7/1/2017	AAA	350	380,471

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

INTERMEDIATE TAX FREE FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Transportation (continued)
OR St Dept Transn Hwy User Tax Rev Sr Lien Ser A	5.00%	11/15/2016	AAA	$500	$553,790
San Jose CA Arpt Rev Ser A AMT(2)	5.50%	3/1/2018	AAA	500	535,060
SC Transn Infrastr Bk Rev Ser B(2)	5.25%	10/1/2012	Aaa	350	382,574
Triborough Brdg & Tunl Auth NY Rev Ser B	5.25%	11/15/2014	Aa2	500	559,405
Total					5,620,943
Water/Sewer 10.10%
Dallas TX Wtrwrks & Swr Sys Rev(2)	5.00%	10/1/2014	AAA	1,000	1,096,810
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser 2007 L(15)	5.00%	7/1/2019	AAA	500	541,670
Lansing MI Sew Disp Sys(10)	5.00%	5/1/2014	AA-	150	162,988
MA St Wtr Res Auth Gen Ser A(15)	5.25%	8/1/2016	AAA	500	556,600
Met Govt Nashville & Davidson Cnty TN Wtr & Swr Rev Ser A(11)	5.25%	1/1/2019	AAA	500	553,660
Northwest Subn Muni JT Action Wtr Agy IL Wtr Supply Sys Rev	5.00%	5/1/2018	AA-	500	541,120
Onslow NC Wtr & Swr Auth Combined Enterprise Sys Rev Ser A(15)	5.00%	6/1/2019	AAA	500	535,775
Pima Cnty AZ Swr Rev(11)	5.00%	7/1/2014	AAA	200	219,864
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	350	359,667
WI St Clean Wtr Rev Ser 2	5.00%	6/1/2018	AA+	500	546,190
Yuma AZ Muni Ppty Corp Util Sys Rev Sr Lien(18)	5.00%	7/1/2024	A	500	503,645
Total					5,617,989
Total Municipal Bonds (cost $54,778,334)					54,807,690
				Shares (000)
SHORT-TERM INVESTMENT 4.31%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $2,398,781)				2,399	2,398,781
Total Investments in Securities 102.86% (cost $57,177,115)					57,206,471
Liabilities in Excess of Cash and Other Assets (2.86%)					(1,588,479)
Net Assets 100.00%					$55,617,992

See Notes to Financial Statements.

Schedule of Investments (unaudited)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 103.61%
Education 24.90%
Albany-Dougherty GA Inner City Albany St Univ Student Hsg A(18)	5.00%	7/1/2031	A-	$1,000	$958,800
Americus-Sumter GA Payroll Dev Auth Rev GSW Fndtn Student Hsg Pj(5)	5.00%	6/1/2036	AAA	2,285	2,264,389
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus(2)	5.00%	12/1/2027	Aaa	2,000	2,012,260
Athens-Clarke Cnty GA Univ Govt Dev Auth Edl Facs Rev UGA Cert Precint LLC	5.00%	6/15/2031	Aa2	2,500	2,479,475
Athens-Clarke Cnty GA Univ Govt UGA Rev CCRC Bldg LLC Pj(2)	5.00%	12/15/2032	AAA	1,050	1,050,798
Atlanta GA Dev Auth Edl Facs Rev Science Park LLC Pj	4.75%	7/1/2027	A1	3,080	2,829,381
Atlanta GA Dev Auth Edl Facs Rev Science Park LLC Pj	5.25%	7/1/2027	A1	2,000	1,971,260
Bulloch Cnty GA Dev Auth GA South Univ Pj(2)	5.00%	8/1/2021	Aaa	400	411,084
Bulloch Cnty GA Dev Auth Student Hsg Rev Southn Univ Hsg Fndtn Four(3)	5.25%	7/1/2028	Aaa	2,465	2,533,650
Dahlonega GA Downtown Dev Auth Pkg & Rec Ctr LLC A(5)	5.00%	7/1/2032	A+	1,000	988,840
Fulton Cnty GA Dev Auth Rev GA Tech Athletic Assoc(2)	5.50%	10/1/2017	AAA	1,000	1,061,690
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+	750	776,835
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac Ser A	5.00%	11/1/2031	AA+	1,400	1,405,068
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A(2)	5.50%	2/1/2022	AAA	1,000	1,045,460
Gainesville GA Redev Auth Edl Riverside Military Academy	5.125%	3/1/2037	BBB-(a)	1,800	1,417,824
Marietta GA Dev Auth Rev Ser Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2	1,000	989,980
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty(2)	5.00%	6/1/2023	AAA	1,115	1,148,818
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC(2)	5.00%	6/1/2034	AAA	1,000	984,150
Private Colleges & Univs Auth GA Rev Spelman College	5.25%	6/1/2021	Aa3	1,340	1,404,602

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC A	5.25%	2/1/2030	A3	$2,000	$1,866,960
Richmond Cnty GA Dev Auth Student Hsg Facs Rev ASU Jaguar Student Hsg LLC(18)	5.00%	7/1/2034	A2	1,000	945,480
Tift Cnty GA Dev Auth Student Hsg Facs Rev Second ABAC LLC Pj(5)	5.00%	8/1/2037	A1	1,000	965,630
Total					31,512,434
General Obligation 4.26%
Barnesville-Lamar Cnty GA Indl Dev Auth Student Hsg Facs Rev Gordon College Pptys A	5.00%	8/1/2030	A3	145	131,769
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	2,134,200
Paulding Cnty GA Sch Dist	4.75%	2/1/2027	AA+	1,000	979,220
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	BBB-	665	630,779
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,155	1,151,373
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.25%	7/1/2030	BBB-	380	367,859
Total					5,395,200
Healthcare 8.28%
Clarke Cnty GA Hosp Auth Rev Ctfs Athens Regl Med Ctr Pj(15)	5.125%	1/1/2032	AAA	500	500,900
Cobb Cnty GA Hosp Auth Rev Ref & Impt Rev Antic Ctfs(2)	5.25%	4/1/2024	AAA	1,000	1,042,650
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB	1,010	910,020
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB	1,000	962,330
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.00%	7/1/2027	NR	1,500	1,230,525
Glynn-Brunswick Mem Hosp Auth GA Rev 2005 Antic Ctfs(15)	6.00%	8/1/2016	AAA	100	101,047
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.00%	10/1/2038	A2	1,500	1,365,045
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.25%	10/1/2035	A2	1,500	1,422,750
Med Ctr Hosp Auth GA Rev Spring Harbor Green Isl Pj	5.25%	7/1/2037	NR	1,300	977,132

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Fac Hosp de la Concepcion	6.50%	11/15/2020	Aa1	$410	$436,056
Ware Cnty GA Hosp Auth Rev Antic Ctfs GTD(15)	5.50%	3/1/2021	Aaa	500	522,685
Wayne Cnty GA Hosp Auth Rev GTD(18)	5.00%	3/1/2023	A3	1,000	1,003,200
Total					10,474,340
Housing 5.27%
East Point GA Hsg Auth Multi Fam Rev Hsg Laurel Ridge WA Rd Apts AMT(9)	5.00%#	10/1/2032	AAA	3,500	3,268,790
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%	12/1/2031	AAA	1,000	927,560
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.85%	12/1/2037	AAA	100	87,448
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.90%	12/1/2031	AAA	2,000	1,793,160
GA St Hsg & Fin Auth Rev Sub Ser A-2 AMT	4.875%	12/1/2024	AAA	100	93,067
Savannah GA Econ Dev Auth Multi Fam Hsg Rev AMT(12)	5.15%	11/20/2022	AAA	500	497,430
Total					6,667,455
Industrial 3.67%
Albany Dougherty GA Payroll Dev Auth Procter & Gamble AMT	5.20%	5/15/2028	AA-	1,035	1,036,221
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev General Motors Corp Pj	6.00%	3/15/2021	B-	1,500	1,367,610
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	1,500	1,421,625
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,000	814,880
Total					4,640,336
Lease 4.75%
Assoc Cnty GA Commnrs Leasing Pj Unrefunded Bal Pub Purp Pj(2)	5.625%	7/1/2020	AAA	10	10,469
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	1,275	1,174,594
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,170	1,007,171

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Lease (continued)
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	5.00%	6/1/2026	AA	$1,040	$1,055,527
GA Muni Assoc Inc Ctfs City Court Atlanta Pj(2)	5.25%	12/1/2026	AAA	750	770,738
GA Sch Bds Assoc Inc Dekalb Cnty Pub Schs Pj(15)	5.00%	12/1/2023	AAA	1,000	1,041,910
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	948,660
Total					6,009,069
Miscellaneous 1.29%
Cobb Marietta GA Coliseum & Exhibit Hall Auth Rev(15)	5.625%	10/1/2026	AAA	1,000	1,098,810
George L Smith II GA World Congress Ctr Auth Rev AMT(15)	5.75%	7/1/2015	AAA	500	527,230
Total					1,626,040
Power 5.13%
Appling Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Plant Hatch Pj(2)	4.40%	7/1/2016	AAA	1,000	1,018,100
Main Str Nat Gas Inc GA Gas Pj Ser B	5.00%	3/15/2019	A+	1,000	921,930
Monroe Cnty GA Dev Auth Pollutn Ctrl Rev Oglethorpe Pwr Scherer B ARS(2)	9.755%#	1/1/2036	AAA	1,015	1,015,000
Muni Elec Auth GA Combustion Cycle Pj Ser A(15)	5.00%	11/1/2020	AAA	1,000	1,045,450
Muni Elec Auth GA Combustion Cycle Pj Ser A	5.00%	11/1/2023	A	1,000	1,002,330
Muni Elec Auth GA Combustion Turbine Pj Ser A(15)	5.25%	11/1/2022	AAA	1,445	1,491,746
Total					6,494,556
Pre-Refunded 20.16%
Assoc Cnty GA Commnrs Leasing Pj Pub Purp Pj(2)	5.625%	7/1/2020	AAA	15	16,248
Athens-Clarke Cnty GA Univ Govt Dev Auth Rev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,000	1,112,010
Atlanta GA Arpt Facs Rev Gen Ser A(10)	5.60%	1/1/2030	A+	1,500	1,598,790
Atlanta GA ETM	5.60%	12/1/2015	AA-	95	102,168
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(15)	Zero Coupon	8/1/2015	AAA	335	214,363

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded (continued)
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	$1,000	$1,087,270
Forsyth Cnty GA Sch Dist	6.00%	2/1/2016	AA	2,000	2,162,820
Forsyth Cnty GA Wtr & Swr Auth Rev	6.25%	4/1/2021	AA+	750	814,747
Fulton Cnty GA Dev Auth Rev Morehouse College Pj(2)	5.875%	12/1/2030	AAA	1,850	2,038,644
Gainesville GA Wtr & Sew Rev(11)	5.375%	11/15/2020	AAA	1,250	1,371,225
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2020	AA	1,000	1,088,530
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2025	AA	1,000	1,063,280
Private Colleges & Univs Auth GA Rev Mercer Univ Pj	5.75%	10/1/2031	Baa2	500	560,525
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	250	273,123
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.375%	7/1/2036	AAA	1,405	1,543,463
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	2,500	2,783,550
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	370	401,728
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	620	702,305
Puerto Rico Comwlth Pub Impt Ser A(15)	5.75%	7/1/2026	AAA	1,990	2,130,673
Puerto Rico Pub Fin Corp Comwlth Approp Ser A(15)	5.50%	8/1/2020	AAA	1,500	1,637,760
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.25%	7/1/2036	BBB-	915	987,340
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.375%	7/1/2033	BBB-	1,185	1,284,516
Savannah GA Econ Dev Auth Rev Sub Ser C ETM	Zero Coupon	12/1/2021	Aaa	1,000	531,540
Total					25,506,618
Resource Recovery 1.96%
Atlanta GA Wtr & Wst Wtr Rev Ser A Unrefunded Bal(10)	5.00%	11/1/2029	A	2,090	2,065,442
Cobb Cnty GA Dev Auth Solid Wst Disp GA Wst Mgt Pj Ser A AMT	5.00%	4/1/2033	BBB	500	413,815
Total					2,479,257

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Sales Tax 0.98%
Metropolitan Atlanta Rapid Transn Auth GA Sales Tax Ser N(14)(15)	6.25%	7/1/2018	AAA	$465	$538,154
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	750	706,140
Total					1,244,294
Special Tax 0.93%
Atlanta GA Dev Auth Rev Opportunity Pj(2)	5.00%	12/1/2018	AAA	1,105	1,172,747
Tobacco 0.57%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	750	718,740
Transportation 2.25%
Atlanta GA Arpt Fac Rev AMT(15)	Zero Coupon	1/1/2010	AAA	355	327,161
Atlanta GA Arpt Facs Rev Gen Ser A AMT(11)	5.125%	1/1/2030	AAA	100	96,498
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa2	1,020	925,242
College Park GA Business Indl Dev Auth Rev Civic Ctr Pj(2)	5.25%	9/1/2026	AAA	1,000	1,028,010
Macon Bibb Cnty GA Indl Auth Arpt Impt Rev Atlantic AMT(2)	5.00%	4/1/2018	AAA	465	471,547
Total					2,848,458
Water/Sewer 19.21%
Augusta GA Wtr & Swr Rev(11)	5.00%	10/1/2024	AAA	2,000	2,080,240
Augusta GA Wtr & Swr Rev(11)	5.25%	10/1/2034	AAA	1,000	1,021,500
Carroll Cnty GA Wtr Auth Wtr & Swr Rev(2)	5.25%	7/1/2021	Aaa	500	525,770
Cherokee Cnty GA Wtr & Swr Auth Rev Ser 2006(11)	5.00%	8/1/2031	AAA	3,000	3,009,390
De Kalb Cnty GA Wtr & Swr Rev Ser A~(b)	5.00%	10/1/2035	AA	12,540	12,587,777
Elberton GA Combined Util Sys Rev Ref & Impt(2)	5.50%	1/1/2019	Aaa	550	583,297
Forsyth Cnty GA Wtr & Swr Auth Rev(11)	5.00%	4/1/2019	AAA	500	538,635
Glynn Cnty GA Wtr & Swr Rev Ref & Impt(2)	5.00%	4/1/2023	Aaa	750	758,250

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

GEORGIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer (continued)
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	$1,000	$1,027,620
Walton Cnty GA Wtr & Swr Auth Walton Hard Labor Creek Pj GTD(11)	5.00%	2/1/2033	AAA	2,150	2,174,832
Total					24,307,311
Total Investments in Municipal Bonds 103.61% (cost $133,058,683)					131,096,855
Liabilities in Excess of Cash and Other Assets(d) (3.61%)					(4,563,884)
Net Assets 100.00%					$126,532,971
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year U.S. Treasury Bond	June 2008	153	Short	$(18,175,922)	$(607,745)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 108.43%
Acute Care Hospital 0.11%
Fulton Cnty PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR	$1,500	$1,350,165
Airlines 3.99%
Alliance Arpt Auth Inc TX Spl Facs Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	12,000	7,580,520
Denver CO City & Cnty Spl Facs Rev United Airlines Pj A AMT	5.25%	10/1/2032	B	7,500	5,695,275
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines Ser E AMT	7.00%	7/1/2029	B-	1,000	933,100
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines C AMT	6.125%	7/15/2027	B-	3,120	2,630,035
New York City NY Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.625%#	8/1/2025	B	23,300	23,586,590
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	3,955	2,941,848
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	3,325	2,973,913
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	7.20%#	11/15/2030	B	755	730,425
Total					47,071,706
Airport Passenger Facility Charge 0.34%
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa2	2,410	2,235,154
Phoenix AZ Indl Dev Auth Arpt Fac Rev America West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa2	1,955	1,763,977
Total					3,999,131
Airport Special Facility 1.57%
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	2,305	2,096,098
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	4,419,150
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	10,920	9,320,329
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	2,760	2,667,871
Total					18,503,448

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Charter Schools 8.52%
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	$1,640	$1,391,524
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,500	1,238,385
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	869,740
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR	4,130	3,866,341
Chester Cnty PA Indl Dev Auth Rev Renaissance Academy Pj A	5.625%	10/1/2015	NR	1,870	1,862,651
CO Edl & Cultural Facs Auth Rev Charter Sch Cmnty Leadership	6.50%	7/1/2038	NR	1,065	1,012,336
Conner Creek Academy East MI Pub Sch Academy Rev	5.25%	11/1/2036	BB+	1,000	818,610
Crescent Academy MI COP	5.75%	12/1/2036	NR	1,650	1,376,809
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.65%	11/1/2025	BB	1,000	912,630
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.75%	11/1/2030	BB	1,255	1,121,167
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,665	1,397,185
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-	2,000	1,768,700
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.125%	5/15/2037	BB-	1,855	1,662,636
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.125%	8/1/2026	NR	1,550	1,459,666
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.25%	8/1/2036	NR	2,815	2,588,308
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR	6,570	5,836,328
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.25%	2/15/2026	NR	1,000	948,450
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.375%	2/15/2037	NR	1,000	933,370
Lee Cnty FL Indl Dev Auth Indl Dev Rev Ser A Lee Charter Fndtn	5.375%	6/15/2037	BB	3,500	2,877,840
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.25%	7/1/2018	NR	250	234,325
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.50%	7/1/2038	NR	2,300	1,895,545

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Charter Schools (continued)
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy†	6.50%	9/1/2037	NR	$5,000	$4,632,500
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	3,390	2,951,910
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	3,547,429
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	1,000	870,450
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.625%	8/1/2025	BBB-	1,715	1,628,444
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.75%	8/1/2035	BBB-	1,000	922,530
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	6.75%	7/1/2022	NR	1,460	1,473,213
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	7.00%	7/1/2036	NR	5,000	5,026,650
Palm Beach Cnty FL Rev G Star Sch of Arts Ser A	6.75%	5/15/2035	BB	2,455	2,479,550
Pima Cnty AZ Indl Dev Auth Edl Rev American Charter Schs Fdtn A	5.625%	7/1/2038	BBB(a)	9,000	7,951,770
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB	10,000	8,688,100
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	5.875%	6/1/2022	BB	250	234,772
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	6.00%	6/1/2036	BB	1,800	1,618,182
Plymouth MI Edl Ctr Charter Sch Pub Sch Academy Rev	5.375%	11/1/2030	BBB-	1,500	1,352,295
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	3,000	2,554,290
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2021	NR	1,225	1,144,922
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2026	NR	800	722,544
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.70%	11/15/2036	NR	1,750	1,544,375
Star Intl Academy MI COP	6.125%	3/1/2037	BB+	1,460	1,302,349
Summit Academy MI Pub Sch Academy Rev	6.375%	11/1/2035	BB+	3,795	3,663,655

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Charter Schools (continued)
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	BB+	$2,870	$2,422,022
UT Cnty UT Charter Sch Rev Lakeview Academy Ser A	5.625%	7/15/2037	NR	1,000	876,550
UT Cnty UT Charter Sch Rev Lincoln Academy Ser A†	5.875%	6/15/2037	NR	1,750	1,584,345
UT St Charter Sch Fin Auth Charter Sch Rev Noah Webster Academy Ser A	6.50%	6/15/2038	NR	1,500	1,411,425
West Vly City UT Charter Sch Rev Monticello Academy†	6.375%	6/1/2037	NR	4,200	3,812,424
Total					100,489,242
Correctional Facilities 2.81%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	6,800	6,696,436
Garza Cnty TX Pub Fac Corp Pj Rev	5.25%	10/1/2017	BBB	1,000	994,830
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2019	BBB	1,600	1,614,128
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2016	NR	1,000	991,750
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2021	NR	2,000	1,865,980
IAH Pub Fac Corp Pj Rev	6.125%	5/1/2026	NR	1,500	1,343,850
Madison Cnty FL Rev First Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	1,230	1,188,377
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.25%	2/1/2024	NR	3,810	3,474,263
Otero Cnty NM Jail Rev	5.75%	4/1/2018	NR	1,925	1,851,484
Otero Cnty NM Jail Rev	6.00%	4/1/2023	NR	1,350	1,262,668
Otero Cnty NM Jail Rev	6.00%	4/1/2028	NR	1,900	1,719,804
Rivers Auth Inc Mont Pj Rev Sr Lien	7.375%	11/1/2027	NR	2,615	2,004,267
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR	1,000	960,720
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR	1,200	1,134,924
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	6,000	6,099,120
Total					33,202,601

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Dirt Bonds, Tax Increment/Allocation 0.70%
Allegheny Cnty PA Redev Auth Rev Pittsburgh Mills Pj	5.60%	7/1/2023	NR	$500	$469,325
Atlanta GA Tax Alloc Eastside Pj Ser A AMT	5.625%	1/1/2016	NR	1,500	1,483,965
Atlanta GA Tax Alloc Eastside Pj Ser B	5.60%	1/1/2030	NR	1,000	880,060
Branson MO Indl Dev Auth Tax Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	5,394,171
Total					8,227,521
Education 2.15%
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	6,715	5,986,355
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	3,000	2,728,140
Harrisburg PA Auth Univ Rev Univ of Science B	6.00%	9/1/2036	NR	4,500	4,193,280
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.00%	10/1/2031	NR	6,000	5,290,500
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.10%	10/1/2036	NR	3,895	3,423,939
IA Higher Ed Ln Auth Rev Ref Private College Waldorf A	5.00%	10/1/2034	NR	1,000	843,700
Lee Cnty FL Indl Dev Auth Indl Dev Rev Ser A	5.25%	6/15/2027	BB	3,500	2,979,375
Total					25,445,289
Gaming 0.36%
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.125%	1/1/2023	BB	3,350	2,969,306
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.25%	1/1/2033	BB	1,500	1,243,470
Total					4,212,776
General Airport 1.67%
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 2 AMT	9.00%#	5/1/2029	CCC+	7,500	7,923,375
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 3 AMT	9.125%	5/1/2029	CCC+	1,500	1,549,395
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser A-1 AMT	8.50%#	5/1/2029	CCC+	7,975	7,978,190

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
General Airport (continued)
Dallas-Fort Worth TX Intl Arpt Rev Jt Ser B Rmkt AMT(15)	6.00%	11/1/2023	AAA	$1,250	$1,251,038
Dallas-Fort Worth TX Intl Arpt Rev Jt Ser B Rmkt AMT(15)	6.25%	11/1/2028	AAA	1,000	1,001,120
Total					19,703,118
General Obligation 0.72%
Antelope Valley CA Cmnty College Dist Election 2004 Ser B~(b)(15)	5.25%	8/1/2039	AA-	8,400	8,498,196
Healthcare 20.35%
Allegheny Cnty PA Hosp Dev West PA Auth Rev Hlth Sys SerA	5.00%	11/15/2028	BB	11,000	8,852,140
CA Statewide Cmntys Dev Auth Rev Kaiser Permanente Ser A~(b)	5.00%	4/1/2031	A+	16,000	15,122,560
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,246,290
CA Hlth Facs Fin Auth Rev Sutter Hlth Ser A~(b)	5.00%	11/15/2042	AA-	9,000	8,451,540
CO Hlth Facs Auth Rev Catholic Hlth Initiatives A	4.75%	9/1/2040	AA	15,000	13,473,450
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Rev Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2037	NR	4,300	3,831,257
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Rev Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2042	NR	2,500	2,200,025
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	8,150	6,520,326
Hillsdale MI Hosp Fin Auth Hosp Rev Hillsdale Cmnty Hlth Ctr	5.75%	5/15/2018	BBB-	2,360	2,425,089
Hilsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj~(b)	5.25%	10/1/2041	A3	5,000	4,637,300
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	5.75%	11/1/2026	NR	6,820	6,362,855
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	6.00%	11/1/2038	NR	7,115	6,539,112
IL Fin Auth Rev Kewannee Hosp Pj	5.10%	8/15/2031	NR	1,250	1,012,875
IL Fin Auth Rev Landing at Plymouth Pl Pj A	6.00%	5/15/2025	NR	3,000	2,799,300
IN Hlth & Edl Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.50%	3/1/2037	BBB-	5,000	4,322,500

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
IN Hlth & Edl Fac Fin Auth Hsg Rev Ref Clarian Hlth Oblig Group B~(b)	5.00%	2/15/2033	A+	$20,000	$18,242,800
Jacksonville FL Hlth Facs Auth Brooks Hlth Sys	5.25%	11/1/2038	A	5,000	4,601,450
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	4,215	4,336,013
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	6,830	6,920,156
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(b)	5.25%	10/1/2036	A-	14,500	13,605,350
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	1,035	992,751
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	6.00%	1/1/2028	BBB-	2,280	2,284,742
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.25%	7/1/2030	BBB	19,240	17,633,268
Sayre Mem Hosp Auth OK Hosp & Sales Tax Rev	6.00%	7/1/2037	NR	4,000	3,685,480
SC Jobs Econ Dev Hosp Rev Ref & Impt Hampton Regl Med	5.25%	11/1/2028	NR	12,000	10,359,120
St. Paul MN Hsg & Redev Auth Hlth Care Fac Rev Hlthpartners Oblig Grp Pj~(b)	5.25%	5/15/2036	Baa1	8,000	7,066,160
St. Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2030	Baa3	2,500	2,375,700
Sylacauga AL Hlthcare Auth Rev Coosa Vly Med Ctr Ser A	6.00%	8/1/2035	NR	3,000	2,693,250
University AL at Birmingham Hosp Rev Ser A~(b)(14)(15)	5.00%	9/1/2041	AAA	15,000	14,712,375
Vigo Cnty ID Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	7,000	6,080,550
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.375%	7/1/2026	NR	1,525	1,383,892
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.50%	7/1/2032	NR	2,540	2,237,435
WI Hlth & Edl Facs Auth Rev Aspirus Wausau Hosp Inc ARS(2)	14.99%#	8/15/2034	AAA	6,500	6,500,000
WI St Hlth & Edl Facs Auth Rev Wheaton Hlthcare Ser B~(b)	5.125%	8/15/2030	A-	28,000	23,482,200
Wilson Cnty KS Hosp Rev	5.60%	9/1/2036	NR	3,530	3,196,274
Total					240,185,585

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)
HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare System 3.23%
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	$500	$482,735
Lubbock TX Hlth Facs Dev Corp Rev 1st Mtg Carillon Pj A	6.30%	7/1/2019	NR	4,010	4,017,860
MA St Hlth & Edl Facs Auth Rev UMass Mem Issue Ser D~(b)	5.25%	7/1/2025	BBB	10,560	9,844,032
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba2	1,700	1,443,912
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	1,008,315
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	1,920	1,730,515
RI St Hlth & Edl Bldg Corp Rev Hosp Fin St. Joseph Hlth Svcs	5.50%	10/1/2029	BB+	15,470	13,562,240
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,374,323
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2025	NR	3,000	2,809,590
Virginia MN Hsg & Redev Auth Hlthcare Fac Lease Rev	5.375%	10/1/2030	Baa1	2,000	1,819,260
Total					38,092,782
Hotel Convention 1.73%
AK Indl Dev & Expt Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A	6.15%	8/1/2031	NR	3,285	2,969,673
Baltimore MD Convention Ctr Hotel Rev Sub Ser B	5.875%	9/1/2039	Ba1	4,000	3,632,120
MD St Econ Dev Corp Rev Sr Lien Chesapeake Bay A	5.00%	12/1/2031	NR	10,000	7,837,400
MD St Econ Dev Corp Rev Sr Lien Pj Chesapeake Bay B	5.25%	12/1/2031	NR	1,000	812,790
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	5,755	5,125,978
Total					20,377,961
Housing 1.69%
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A~(b)	5.125%	1/1/2036	BBB-(a)	10,700	9,235,170
MA St Hsg Fin Agy Hsg Rev Ser H AMT~(b)	5.25%	12/1/2048	AA-	11,860	10,776,233
Total					20,011,403

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial 8.20%
Ascension Parish LA Pollutn Ctrl Rev Ref Borden Inc Pj	10.00%	12/1/2009	B3	$16,500	$17,339,685
Butler AL Ind Dev Bd Solid Wst Disp Rev GA Pacific Corp Pj AMT	5.75%	9/1/2028	B	2,500	2,006,475
Coshocton Cnty OH Envr Rev Smurfit Stone Container†	5.125%	8/1/2013	CCC+	3,100	2,784,916
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev Ref General Motors Corp Pj	6.00%	3/15/2021	B-	5,155	4,700,020
IL Fin Auth Solid Wst Disp Wst Mgmt Inc Pj AMT	5.05%	8/1/2029	NR	1,500	1,190,910
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	5.875%	3/1/2027	NR	1,500	1,359,375
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,450	1,267,865
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A†	6.125%	10/1/2027	NR	1,475	1,374,346
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR	6,525	5,902,776
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	6,400	5,210,496
LA Loc Govt Envr Facs Cmnty Dev Auth	6.75%	11/1/2032	BB+	11,000	10,493,230
Matagorda Cnty TX Nav Dist No 1 Rev Ref Houston Ltg Rmkt AMT(2)	5.125%	11/1/2028	AAA	12,500	11,528,125
MI St Strategic Fd Pollutn Ctrl Rev General Motors Corp	6.20%#	9/1/2020	B-	5,000	4,663,600
Mobile Cnty AL Indl Dev Auth Rev IPSCO Inc Pj AMT	6.875%#	5/1/2030	NR	3,000	3,094,620
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	5,035	4,525,257
OH St Wtr Dev Auth Solid Wst Allied Wst N.A. Pj Ser A AMT	5.15%	7/15/2015	B+	1,750	1,591,730
OR St Econ Dev Rev Ref Georgia Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	B2	1,780	1,464,459
PA Econ Dev Fin Auth Exempt Reliant Energy Seward Ser A AMT	6.75%#	12/1/2036	B2	6,500	6,483,685
Port Corpus Christi Auth TX Celanese Pj Ser A	6.45%	11/1/2030	B+	6,700	6,122,058

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Industrial (continued)
Rockdale Cnty GA Dev Auth Pj Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	$2,500	$2,256,775
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.125%	6/1/2032	BBB	1,490	1,422,205
Total					96,782,608
Miscellaneous 2.35%
Beauregard Parish LA Rev Ref Boise Cascade Corp Pj	6.80%	2/1/2027	Ba3	4,750	4,675,188
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A~(b)	5.125%	6/1/2037	BBB+	23,500	20,804,550
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B+	2,495	2,279,781
Total					27,759,519
Multi-Family Housing 2.62%
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.375%	12/1/2029	B3	3,280	2,855,961
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.45%	12/1/2019	B3	1,515	1,427,312
El Paso Cnty TX Hsg Fin Corp Multi Fam Las Lomas Apts Ser A	5.60%	12/1/2009	B3	215	215,965
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2018	BBB	1,000	1,016,260
Harrisonburg VA Redev & Hsg Auth Multi Fam Hsg Rev Brooke Ridge Apts Pj Ser E AMT	5.15%#	12/1/2038	NR	12,300	12,282,288
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR	5,100	4,565,826
Metropolitan Govt Nashville & Davidson Cnty TN Facs Bd Rev Multi Fam Hsg Rev Prestige A	7.50%	12/20/2040	NR	4,000	3,808,360
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser B 3†(e)	5.90%	9/15/2015	NR	2,000	1,924,280
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser D†(e)	5.30%	9/15/2015	NR	2,000	2,009,800
Stillwater MN Multi Fam Rev Hsg Orleans Homes LP Pj AMT	5.50%	2/1/2042	NR	1,000	852,950
Total					30,959,002

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Nursing Home 5.89%
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2026	NR	$1,000	$926,540
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2037	NR	2,055	1,823,833
CO Hlth Facs Auth Rev Hlth & Resdl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR	1,500	1,202,685
HFDC Cent TX Inc Ret Fac Rev Ser A	5.625%	11/1/2026	NR	1,850	1,606,725
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	3,750	3,129,862
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2028	NR	4,500	3,926,250
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.20%	5/15/2012	NR	1,000	994,100
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.30%	5/15/2013	NR	1,000	989,370
IL Fin Auth Rev Montgomery Place Pj Ser A	5.50%	5/15/2026	NR	2,400	2,162,976
IL Fin Auth Rev Montgomery Place Pj Ser A	5.75%	5/15/2038	NR	4,600	3,994,594
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	3,750	3,292,163
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	3,750	3,250,463
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal At Lexington Ser A	5.50%	1/1/2037	NR	1,750	1,483,510
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(b)	5.25%	10/1/2036	A-	25,000	23,457,500
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.35%	1/1/2026	NR	1,035	886,312
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.40%	1/1/2030	NR	750	620,512
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	2,565	2,181,866
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	2,540	2,097,430
SC Jobs Econ Dev Auth Hlth Facs Rev First Mtg Wesley Commons	5.125%	10/1/2026	NR	1,400	1,179,948
SC Jobs Econ Dev Auth Rev Woodlands At Furman Pj Ser A	6.00%	11/15/2042	NR	4,600	4,073,254
WA St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	7,350	6,244,707
Total					69,524,600

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities 7.92%
AZ Hlth Facs Auth Hlthcare Facs Rev Beautitudes Campus Pj	5.20%	10/1/2037	NR	$13,000	$9,991,410
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.125%	11/15/2020	NR	800	738,616
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.375%	11/15/2027	NR	1,400	1,249,444
Bremer Cnty IA Ret Fac Rev Bremer Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,081,473
Bucks Cnty PA Indl Dev Auth Ret Cmnty Ann's Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,322,410
Carlton MN Hlthcare & Hsg Facs Ref Inter Faith Care Ctr Pj	5.50%	4/1/2024	NR	1,080	981,558
Cottage Grove MN Sr Hsg Rev PHS/Cottage Grove Inc Pj B	6.00%	12/1/2046	NR	2,325	2,092,058
Director St NV Dept Business & Industry Las Ventanas Ret Pj A	7.00%	11/15/2034	NR	6,000	4,960,500
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.00%	11/15/2014	NR	3,655	3,081,457
East Rochester NY Hsg Auth Rev Ref Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	1,700	1,461,915
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.125%	7/1/2042	NR	8,000	6,159,680
IA Fin Auth Sr Hsg Rev Ref Bethany Life Cmntys Pj A	5.55%	11/1/2041	NR	1,000	823,230
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.00%	5/15/2025	NR	4,000	3,728,560
IL Fin Auth Rev Clare at Wtr Tower Pj Ser C	5.125%	5/15/2012	NR	5,000	4,956,800
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR	8,000	7,368,400
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.375%	2/15/2025	BB(a)	4,000	3,465,280
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.625%	2/15/2037	BB(a)	8,000	6,592,640
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR	4,290	4,154,050
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2026	NR	1,250	1,140,950
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2038	NR	4,500	3,888,945

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
MD St Hlth & Higher Edl Facs Auth Rev King Farm Presbyterian Cmnty A	5.30%	1/1/2037	NR	$1,600	$1,250,384
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.50%	2/15/2025	BBB-	2,000	1,862,560
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.625%	2/15/2035	BBB-	1,750	1,556,520
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,250	1,075,013
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	3,655	2,990,375
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	5.65%	11/15/2027	NR	620	542,729
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2026	NR	5,055	4,656,110
St. Johns Cnty FL Indl Dev Auth Hlthcare Glenmoor Pj SerA	5.375%	1/1/2040	NR	2,275	1,832,763
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	233,804
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	232,020
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	417,786
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.375%	11/1/2032	NR	2,800	2,507,120
VT Econ Dev Auth Mtg Wake Robin Corp Pj Ser A	5.25%	5/1/2026	NR	750	651,825
Westmoreland Cnty PA Indl Dev Auth Rev Ret Cmnty Redstone A	5.75%	1/1/2026	NR	1,200	1,090,644
WI Hlth & Edl Facs Auth Hlth Facs Three Pillars Sr Living A	5.50%	8/15/2034	A-(a)	500	460,255
Winchester VA Indl Dev Auth Resdl Care Fac Rev Westminster Canterbury Ser A	5.30%	1/1/2035	NR	1,000	884,280
Total					93,483,564
Port Facilities 1.50%
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(b)(15)	5.00%	8/1/2029	AAA	4,900	4,644,284
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(b)(15)	5.00%	8/1/2030	AAA	5,150	4,881,238

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Port Facilities (continued)
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(b)(15)	5.00%	8/1/2031	AAA	$5,415	$5,132,408
Port of Bay City Auth TX Rev Matagorda Cnty Rev Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B+	3,200	3,018,336
Total					17,676,266
Power 1.46%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy Co LLC Pj AMT	5.00%	3/1/2041	CCC	9,500	6,461,805
Monroe Cnty GA Dev Auth Pollutn Ctrl Rev Oglethorpe Pwr Scherer B ARS(2)	9.755%#	1/1/2036	AAA	1,000	1,000,000
Sabine River Auth TX Pollutn Ctrl Rev Ref TXU Elec Co Pj Ser B AMT	5.75%#	5/1/2030	CCC	5,040	4,773,334
Washoe Cnty NV Wtr Fac Rev Ref Sierra Pac Pwr A AMT ARS(2)	10.00%#	3/1/2036	AAA	5,000	5,000,000
Total					17,235,139
Pre-Refunded 0.10%
Tob Sttlmnt Fin Corp NJ	6.75%	6/1/2039	AAA	1,000	1,173,320
Resource Recovery 4.27%
Burlington KS Pollutn Ctrl Rev Ref KS Gas & Elec Co Pj A(15)	5.30%	6/1/2031	AAA	13,500	13,790,520
Gaston Cnty NC Facs & Pollutn Exempt Facs Natl Gypsum Co Pj AMT	5.75%	8/1/2035	NR	4,890	4,042,172
IA Fin Auth Child Svcs Ref	5.55%	6/1/2036	NR	5,960	4,865,327
Madre Metropolitan Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	2,520	1,950,883
Moraine OH Solid Wst Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	525	517,597
Navajo Cnty AZ Pollutn Ctrl Corp Rev Ref AZ Pub Svc Co B ARS(2)	6.00%#	6/1/2034	AAA	3,700	3,700,000
Niagara Cnty NY Indl Dev Agy Solid Wst Disp Ser B AMT	5.55%#	11/15/2024	Baa2	750	751,762
OH St Pollutn Ctrl Rev Ref General Motors Corp Pj	5.625%	3/1/2015	B-	2,965	2,762,817
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy A AMT	6.75%#	12/1/2036	B2	1,500	1,496,235
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy B AMT	6.75%#	12/1/2036	B2	9,500	9,476,155

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Resource Recovery (continued)
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C~(b)	5.25%	9/1/2036	BBB+	$8,000	$7,067,440
Total					50,420,908
Sales Tax 0.40%
Nassau Cnty NY Interim Fin Auth Sales Tax Secd Ser C ARS(15)	9.00%#	11/15/2025	AAA	3,850	3,850,000
Sothwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	1,000	898,940
Total					4,748,940
Secondary Schools 0.26%
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	3,500	3,065,125
Single Family Housing 1.71%
LA St Gas & Fuels Tax Rev Ser A~(b)(10)	5.00%	5/1/2041	AAA	18,000	17,516,700
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	2,790	2,621,624
Total					20,138,324
Special Assessment 5.97%
Amelia Walk Cmnty Dev Dist FL Spl Assmnt Ser A	5.50%	5/1/2037	NR	985	786,099
Arborwood Cmnty Dev Dist FL Cap Impt Rev Master Infrastr Pj A	5.35%	5/1/2036	NR	6,800	5,325,828
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 1	5.50%	5/1/2036	NR	2,875	2,286,286
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser B 2	5.10%	5/1/2016	NR	3,820	3,336,961
CA Infrastr & Econ Dev Bk Rev Academy of Sciences Ser B ARS(15)	10.255%#	2/1/2035	AAA	6,250	6,250,000
Cypress Creek Hillsborough Cnty Cmnty Dev Dist FL Cap	5.35%	5/1/2037	NR	6,900	5,373,927
Durbin Crossing Cmnty Dev Dist FL Spl Assmnt Ser A	5.50%	5/1/2037	NR	6,000	4,825,320
East Homestead Cmnty Dev Dist FL Spl Assmnt Rev Ser B	5.00%	5/1/2011	NR	1,015	955,064
Grandview MO Indl Dev Auth Tax Inc Grandview Crossing Pj 1	5.75%	12/1/2028	NR	1,000	586,000

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Assessment (continued)
Henderson NV Loc Impt Dists No T-18	5.25%	9/1/2026	NR	$8,155	$6,025,077
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR	1,795	1,517,116
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	3,527,962
Lake Elsinore CA Unif Sch Cmnty Dist Spl Tax No 2004-03	5.25%	9/1/2029	NR	1,650	1,408,176
Mariposa East Pub Impt Dist NM	5.75%	9/1/2021	NR	500	474,015
Mariposa East Pub Impt Dist NM	6.00%	9/1/2032	NR	1,000	915,240
Mediterranea Cmnty Dev Dist FL Spl Assmnt Ser A	5.60%	5/1/2037	NR	1,500	1,213,800
Northstar Cmnty Svcs Dist CA Spl Tax Cmnty Facs Dist No 1	5.45%	9/1/2028	NR	7,000	6,361,880
Panther Trace II FL Cmnty Dev Dist Rev Spl Assmnt Ser A	5.60%	5/1/2035	NR	1,735	1,447,216
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.15%	9/1/2030	NR	2,000	1,650,860
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.10%	5/1/2025	NR	5,000	4,419,300
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.125%	5/1/2037	NR	2,000	1,717,960
Tern Bay Cmnty Dev Dist FL Cap Impt Rev Ser A	5.375%	5/1/2037	NR	13,350	9,078,000
Tracy CA Cmnty Facs Dist No 1 Spl Tax NEI Phase II	5.70%	9/1/2026	NR	1,020	919,907
Total					70,401,994
Special Tax 2.57%
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,300	1,215,123
Atlanta GA Tax Alloc Princeton Lakes Pj	5.50%	1/1/2031	NR	1,225	1,096,399
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev A	5.60%	5/1/2039	NR	1,750	1,297,275
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev B	5.50%	5/1/2017	NR	1,490	1,272,505
Dardenne Town Square Transn Dev Dist MO Sales Tax Ser A	5.00%	5/1/2036	NR	3,110	2,428,568
Henderson NV Loc Impt Dists No T18	5.30%	9/1/2035	NR	7,650	5,317,515
Legends Bay Cmnty Dev Dist FL Corp Impt Rev Ser A	5.875%	5/1/2038	NR	1,000	843,160

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Special Tax (continued)
Magnolia West Cmnty Dev Dist FL Spl Assmnt	5.35%	5/1/2037	NR	$3,945	$2,965,299
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	5,000	4,178,700
Minneapolis MN Tax Inc Rev Grant Park Pj	5.35%	2/1/2030	NR	1,500	1,318,695
Orange Grove Cmnty Dev Dist LA Spl Assmnt	5.30%	11/1/2021	NR	2,605	2,249,522
Pine Ridge Plantation Cmnty Dev Dist FL Cap Impt Rev Ser B	5.00%	5/1/2011	NR	1,000	945,940
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,485	1,352,731
Whispering Spr Dev Dist LA Spl Assmnt	5.20%	10/1/2021	NR	2,290	2,008,330
Whiting IN Redev Dist Tax Inc Rev Standard Ave Pj	5.35%	1/15/2027	NR	2,165	1,861,250
Total					30,351,012
Tobacco 8.53%
Badger Tob Asset Securitization Corp WI Asset Bkd	6.375%	6/1/2032	BBB	3,340	3,354,730
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	8,000	7,397,760
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	10,000	8,811,300
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2~(b)	5.875%	6/1/2047	BBB	18,124	15,969,600
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1~(b)	5.75%	6/1/2047	BBB	6,600	5,836,380
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Ser A~(b)	5.00%	6/1/2045	A	20,000	17,983,400
Golden St Tob Securitization Corp CA Tob Rev Asset Bkd Sr Ser A-2 (5.30% after 12/1/2012)**	Zero Coupon	6/1/2037	BBB	20,000	11,940,000
MI Tob Sttlmnt Fin Auth Ser A	6.00%	6/1/2048	BBB	10,000	9,156,800
Tob Sttlmnt Auth IA Rev Asset Bkd Ser C	5.625%	6/1/2046	BBB	3,100	2,718,731
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.00%	6/1/2023	BBB	4,165	4,083,449
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.25%	6/1/2042	BBB	2,960	2,781,778

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Tobacco (continued)
Tob Sttlmnt Rev Mgmt Auth SC Sec B	6.375%	5/15/2028	BBB	$2,800	$2,776,256
Tob Sttlmnt Rev Mgmt Auth Ser B	6.375%	5/15/2030	BBB	8,005	7,796,230
Total					100,606,414
Toll Roads 0.13%
Santa Rosa Bay Bridge Auth FL Rev Cap Apprec	Zero Coupon	7/1/2017	B2	2,800	1,502,284
Transportation 2.17%
Augusta GA Arpt Rev Gen Arpt Passenger B AMT	5.35%	1/1/2028	Baa2	500	465,925
Director St NV Dept Business & Industry Las Vegas Monorail Pj Secd Tier	7.25%	1/1/2023	NR	5,000	1,759,500
Director St NV Dept Business & Industry Las Vegas Monorail Pj Secd Tier	7.375%	1/1/2030	NR	5,000	1,756,950
North TX Twy Auth Rev Ref Sys First Tier Ser A(c)	5.625%	1/1/2033	A2	5,000	4,976,350
Santa Rosa Bay Bridge Auth FL Rev	6.25%	7/1/2028	B2	4,835	4,549,348
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	884,610
Tulsa OK Muni Arpt Tr Rev Ser A AMT	7.75%#	6/1/2035	B	11,000	11,157,630
Total					25,550,313
Universities 0.77%
CA Mun Fin Auth Rev Biola Univ	5.875%	10/1/2034	Baa1	1,500	1,493,010
IL Fin Auth Rev Ref Rush Univ Med Ctr B 2 ARS	10.00%#	11/1/2035	AAA	1,325	1,325,000
MA St Dev Fin Agy Rev Eastern Nazarene College	5.625%	4/1/2029	BB+	1,000	910,090
NC Cap Facs Fin Agy Edl Facs Rev Meredith College(c)	6.00%	6/1/2031	BBB	1,625	1,606,605
New York City NY Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,265,229
New York City NY Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.25%	12/1/2036	BB+	2,000	1,704,140
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	855	815,610
Total					9,119,684

See Notes to Financial Statements.

Schedule of Investments (unaudited)(concluded)

HIGH YIELD MUNICIPAL BOND FUND March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Water/Sewer 1.67%
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pjs AMT	5.60%	12/1/2022	NR	$2,000	$1,786,080
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pjs AMT	5.75%	12/1/2032	NR	5,000	4,173,450
Pima Cnty AZ Indl Dev Auth Wtr & Wst Wtr Rev Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR	7,000	6,412,910
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	6,250	6,398,188
Western Generation Agy OR Cogeneration Pj Rev Sub Lien Wauna Cogeneration C	5.00%	1/1/2021	NR	1,005	936,549
Total					19,707,177
Total Municipal Bonds (cost $1,439,726,944)					1,279,577,117
				Shares (000)
SHORT-TERM INVESTMENTS 1.89%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				22,332	22,332,293
SSgA Tax Free Money Market Fund				6	6,325
Total Short-Term Investments (cost $22,338,618)					22,338,618
Total Investments in Securities 110.32% (cost $1,462,065,562)					1,301,915,735
Liabilities in Excess of Cash and Other Assets(d) (10.32%)					(121,838,795)
Net Assets 100.00%					$1,180,076,940
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	1,533	Short	$(182,115,609)	$(5,469,082)

See Notes to Financial Statements.

Schedule of Investments (unaudited)

PENNSYLVANIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
MUNICIPAL BONDS 103.76%
Education 22.61%
Delaware Cnty PA Auth Rev Eastern Univ(16)	4.55%	10/1/2036	AA	$950	$798,000
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science A	5.40%	9/1/2016	NR	500	490,385
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	931,840
Lehigh Cnty PA Gen Purp Auth Rev DeSales Univ Pj(16)	5.125%	12/15/2023	AA	1,000	996,190
New Wilmington PA Muni Auth Rev Westminster College Pj GG4(16)	5.125%	5/1/2033	AA	1,000	922,010
PA St Higher Edl Facs Auth College & Univ Revs Allegheny College	4.80%	5/1/2036	A-	1,000	876,130
PA St Higher Edl Facs Auth College & Univ Revs Moravian College Pj(16)	5.375%	7/1/2031	AA	1,000	964,560
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts(16)	5.625%	3/15/2025	AA	1,000	1,005,000
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts(16)	5.75%	3/15/2030	AA	500	501,165
PA St Higher Edl Facs Auth Rev Assn Indpt Colleges & Univ GG5 Gwynedd Mercy(16)	5.125%	5/1/2032	AA	1,020	940,154
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A(15)	5.00%	5/1/2037	AAA	1,390	1,377,309
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A	5.20%	5/1/2032	A+	600	589,464
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	1,000	953,930
PA St Higher Edl Facs Auth Rev Philadelphia Univ	5.00%	6/1/2030	BBB	1,530	1,348,389
PA St Higher Edl Facs Auth Rev York College PA Pj Ser EE 1(18)	5.00%	11/1/2033	A	1,000	974,600
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-	1,000	904,540
Philadelphia PA Auth Indl Dev Rev Ed Cmnty Frgn Med Grads(15)	5.00%	6/1/2015	AAA	250	250,610
Philadelphia PA Auth Indl Dev Revs First Philadelphia Charter Sch	5.85%	8/15/2037	BBB-	1,000	910,340
Philadelphia PA Auth Indl Dev Revs Russell Byers Charter Sch A	5.25%	5/15/2037	BBB-	1,000	845,570

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

PENNSYLVANIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Education (continued)
Philadelphia PA Auth Indl Dev Revs Ser A	5.50%	9/15/2037	BBB-	$1,370	$1,199,271
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2014	AAA	295	231,575
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2015	AAA	295	219,976
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2016	AAA	295	208,058
St Pub Sch Bldg Auth PA College Rev Delaware Cnty Cmnty College Pj(11)	5.00%	10/1/2029	Aaa	675	681,345
St Pub Sch Bldg Auth PA Sch Jefferson Cnty Dubois Tech Sch(10)	5.00%	2/1/2029	A	1,000	1,001,000
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB	570	488,359
Total					20,609,770
General Obligation 20.53%
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,300,410
Gateway PA Sch Dist Allegheny~(b)(11)	5.00%	7/15/2027	Aaa	11,380	11,565,153
Lehigh Cnty PA Ser A	5.00%	11/15/2022	Aa2	1,000	1,051,390
Montgomery Cnty PA	5.00%	9/15/2022	Aaa	625	641,900
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	1,690	1,399,337
Puerto Rico Comwlth Unrefunded Bal Ser A	5.375%	7/1/2028	BBB-	1,825	1,819,269
Somerset PA Area Sch Dist Ser C(11)	4.25%	3/15/2027	Aaa	1,000	934,400
Total					18,711,859
Healthcare 11.22%
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2028	BB	1,000	804,740
Allegheny Cnty PA Hosp Dev Auth Rev OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Baa2	500	429,985
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2018	AA-	1,000	1,034,430
Allegheny Cnty PA Hosp Dev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,500	1,501,110
Berks Cnty PA Mun Auth Rev Var Reading Hosp & Med Ctr A 1 ARS(5)	10.00%#	11/1/2044	AA	1,000	1,000,000
Bucks Cnty PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.75%	1/1/2037	NR	1,000	863,580

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

PENNSYLVANIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Healthcare (continued)
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr(1)(4)	5.375%	12/1/2018	BBB	$1,000	$967,240
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	6.25%	7/1/2026	NR	1,000	991,290
Monroe Cnty PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125%	1/1/2037	BBB+	1,000	872,130
Philadelphia PA Hosps & Higher Ed Facs Auth Hosp Rev Ref Temple Univ Hlth Sys A	5.50%	7/1/2030	BBB	1,000	916,020
Puerto Rico Indl Tourist Edl Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	850	852,312
Total					10,232,837
Housing 5.05%
Allegheny Cnty PA Resdl Fin Auth Mtg Rev Sing Fam Mtg Ser VV AMT(13)	4.95%	11/1/2037	Aaa	1,000	883,000
PA Hsg Fin Agy Sing Fam Mtg Ser 93 A AMT	4.85%	10/1/2021	AA+	3,000	2,834,100
PA Hsg Fin Agy Sing Fam Mtg Ser 98 A AMT	4.85%	10/1/2031	AA+	1,000	887,150
Total					4,604,250
Industrial 3.41%
Allegheny Cnty PA Indl Dev Auth Rev Envr Impt USX Pj	6.10%	7/15/2020	BBB+	1,000	1,012,500
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	650	622,908
York Cnty PA Ind Dev Auth Pollutn Ctrl Rev Svc Elec & Gas Ser A(15)	6.45%	10/1/2019	AAA	1,475	1,477,684
Total					3,113,092
Lease 2.52%
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR	750	745,972
York PA Gen Auth Rev York City Recreation Corp(2)	5.50%	5/1/2018	AAA	1,475	1,554,149
Total					2,300,121
Miscellaneous 0.12%
Washington Cnty PA Auth Rev Cap Fdg Rev Pj & Equip Pg(2)	6.15%	12/1/2029	AAA	105	105,554

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

PENNSYLVANIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Pre-Refunded 26.67%
Allegheny Cnty PA Port Auth Spl Rev Transn(15)	6.125%	3/1/2029	AAA	$500	$524,600
Allegheny Cnty PA Redev Auth Tax Inc Rev Wtrfrnt Pj Ser A	6.30%	12/15/2018	A-(a)	1,000	1,107,370
Bucks Cnty PA Wtr & Swr Auth Neshaminy Interceptor Swr Sys(2)	5.50%	6/1/2017	Aaa	465	483,409
Bucks Cnty PA Wtr & Swr Auth Rev Ser A(2)	5.00%	6/1/2024	AAA	1,000	1,084,170
Montgomery Cnty PA Higher Ed & Hlth Auth Rev Hlth Sys Catholic Hlth East C	5.375%	11/15/2034	A1	1,000	1,128,100
PA Conv Ctr Auth Rev Ser A ETM(10)	6.70%	9/1/2016	AAA	855	974,127
PA St Higher Edl Facs Auth Rev Drexel Univ	6.00%	5/1/2029	A+	800	833,240
Philadelphia PA Auth For Indl Dev Lease Rev Ser B(11)	5.125%	10/1/2026	AAA	1,000	1,089,450
Philadelphia PA Gas Wks Rev 12th Ser B ETM(15)	7.00%	5/15/2020	AAA	2,035	2,449,733
Philadelphia PA Sch Dist(10)	5.25%	6/1/2034	A+	3,000	3,339,510
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2019	AAA	450	489,028
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2020	AAA	250	271,683
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2021	AAA	500	543,365
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2030	AAA	1,250	1,358,413
Philadelphia PA Sch Dist Ser B(10)	5.625%	8/1/2022	A+	1,000	1,108,320
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,500	1,670,130
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	1,000	1,100,760
Quaker Vly PA Sch Dist(11)	5.50%	4/1/2025	Aaa	800	901,496
Riverside PA Sch Dist(10)	5.50%	10/15/2020	A	1,000	1,073,960
St Pub Sch Bldg Auth PA Northhampton Area Cmnty College(2)	5.75%	3/1/2020	AAA	1,775	1,916,929
St Pub Sch Bldg Auth PA Rev Del Cnty Cmnty College Pj(15)	5.50%	10/1/2020	AAA	800	862,320
Total					24,310,113
Sales Tax 0.77%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	750	706,140

See Notes to Financial Statements.

Schedule of Investments (unaudited)(continued)

PENNSYLVANIA TAX FREE TRUST March 31, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's	Principal Amount (000)	Value
Transportation 3.39%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser A(11)	5.20%	1/1/2027	AAA	$1,000	$1,024,840
Delaware River Port Auth PA & NJ Rev(11)	6.00%	1/1/2019	AAA	1,000	1,038,610
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	1,000	1,027,620
Total					3,091,070
Water/Sewer 7.47%
Allegheny Cnty PA San Auth Swr Rev(10)	5.00%	12/1/2037	A	1,000	953,880
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser A AMT(10)	5.00%	11/1/2036	AA-	1,000	915,390
Luzerne Cnty PA Indl Dev Auth PA American Wtr Co Ser A AMT(2)	5.10%	9/1/2034	AAA	1,000	933,710
North Huntingdon Twp PA GTD(2)	5.25%	4/1/2019	AAA	760	790,476
Philadelphia PA Wtr & Wstwtr Rev Ser B(2)	4.25%	11/1/2031	AAA	2,500	2,188,700
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	1,027,620
Total					6,809,776
Total Municipal Bonds (cost $95,534,510)					94,594,582
				Shares (000)
SHORT-TERM INVESTMENT 1.14%
Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $1,041,922)				1,042	1,041,922
Total Investments in Securities 104.90% (cost $96,576,432)					95,636,504
Liabilities in Excess of Cash and Other Assets(d) (4.90%)					(4,469,138)
Net Assets 100.00%					$91,167,366
Open Futures Contracts at March 31, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	June 2008	33	Short	$(3,920,297)	$(131,131)

See Notes to Financial Statements.

Schedule of Investments (concluded)

March 31, 2008

AMT  Income from this security may be subject to Alternative Minimum Tax.

ARS  Auction Rate Security. The interest rate is reset periodically through a Dutch auction.

COP  Certificates of Participation.

CR    Custodial Receipt.

ETM  Escrow to Maturity.

GTD  Guaranteed.

NR    Not Rated.

Pre-Refunded Bonds  A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an "escrow fund" consisting of U.S. Government debt until the first bond issue reaches maturity.

PSF    Permanent School Fund.

RIBs  Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at March 31, 2008.

TCRS  Transferable Custodial Receipts.

  **  Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable Rate Security. The interest rate represents the rate at March 31, 2008.

  ~  Fair Valued Security (See Note 2(a)).

  (a)  This investment has been rated by Fitch IBCA.

  (b)  Municipal Bonds Held in Trust - Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) for details of Municipal Bonds Held in Trust.

  (c)  Security purchased on a when-issued basis (See Note 2(g)).

  (d)  Cash and Other Assets in Excess of Liabilities (Liabilities in Excess of Cash and Other Assets) include net unrealized appreciation (depreciation) on financial futures contracts.

  (e)  Effective Maturity date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity.

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:

  (1)  American Capital Access Holding Ltd.

  (2)  AMBAC Assurance Corporation

  (3)  Assured Guaranty

  (4)  Certified Bond Insurance

  (5)  CIFG Guaranty

  (6)  Department of Veterans Affairs

  (7)  Federal Home Loan Mortgage Corporation

  (8)  Federal Housing Administration

  (9)  Federal National Mortgage Association

  (10)  Financial Guaranty Insurance Company

  (11)  Financial Security Assurance, Inc.

  (12)  Government National Mortgage Association

  (13)  Government National Mortgage Association/Federal National Mortgage Association

  (14)  Insurance Bond Certificate

  (15)  Municipal Bond Investors Assurance

  (16)  Radian Asset Assurance, Inc.

  (17)  State of New York Mortgage Agency

  (18)  XL Capital Assurance, Inc.

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)

March 31, 2008

	National	California	Connecticut
ASSETS:
Investments in securities, at cost	$962,509,050	$178,682,465	$127,899,525
Investments in securities, at value	$944,012,423	$175,268,971	$125,581,978
Cash	2,500,739	422,850	214,456
Deposits with brokers for futures collateral	822,000	314,000	306,000
Receivables:
Interest	15,488,570	2,341,771	1,849,671
Investment securities sold	26,026,309	–	–
Capital shares sold	2,967,269	613,290	196,418
From advisor	–	–	14,309
Variation margin	–	–	–
Prepaid expenses	123,647	31,813	24,150
Total assets	991,940,957	178,992,695	128,186,982
LIABILITIES:
Payables:
Investment securities purchased	32,384,267	–	–
Trust certificates	50,306,332	17,900,000	–
Capital shares reacquired	2,428,081	386,815	44,986
Management fees	334,577	59,323	47,318
12b-1 distribution fees	318,002	46,277	31,974
Interest expense and fees (See Note 2(h))	527,615	202,749	–
Fund administration	31,737	5,750	3,998
Directors' fees	348,539	143,582	25,428
Variation margin on futures contracts	85,395	37,363	35,009
Distributions payable	3,140,537	533,233	415,742
Accrued expenses and other liabilities	265,781	90,932	40,217
Total liabilities	90,170,863	19,406,024	644,672
NET ASSETS	$901,770,094	$159,586,671	$127,542,310
COMPOSITION OF NET ASSETS:
Paid-in capital	$944,823,147	$167,204,432	$132,560,669
Distributions in excess of net investment income	(1,532,395)	(287,224)	(520,327)
Accumulated net realized loss on investments and futures contracts	(21,530,442)	(3,457,755)	(1,572,740)
Net unrealized depreciation on investments and futures contracts	(19,990,216)	(3,872,782)	(2,925,292)
Net Assets	$901,770,094	$159,586,671	$127,542,310
Net assets by class:
Class A Shares	$805,785,369	$144,750,845	$127,532,484
Class B Shares	$21,149,557	–	–
Class C Shares	$74,803,557	$14,826,103	–
Class F Shares	$31,611	$9,723	$9,826
Outstanding shares by class*:
Class A Shares	76,387,582	14,383,648	12,915,302
Class B Shares	1,996,537	–	–
Class C Shares	7,076,297	1,471,171	–
Class F Shares	2,996	966.108	995.200
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.55	$10.06	$9.87
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$10.90	$10.40	$10.20
Class B Shares–Net asset value	$10.59	–	–
Class C Shares–Net asset value	$10.57	$10.08	–
Class F Shares–Net asset value	$10.55	$10.06	$9.87

* Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001)
of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of
California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri.
The Lord Abbett Municipal Income Trust has an unlimited number of shares of benefical interest authorized.

See Notes to Financial Statements.

	Hawaii	Missouri	New Jersey
ASSETS:
Investments in securities, at cost	$117,621,827	$162,423,875	$127,711,258
Investments in securities, at value	$117,693,028	$160,021,294	$123,830,901
Cash	1,012,528	783,628	216,986
Deposits with brokers for futures collateral	178,000	236,000	280,000
Receivables:
Interest	1,654,121	2,188,857	1,765,909
Investment securities sold	–	–	–
Capital shares sold	223,775	119,126	103,804
From advisor	14,916	7,634	–
Variation margin	4,801	–	–
Prepaid expenses	22,497	27,419	23,091
Total assets	120,803,666	163,383,958	126,220,691
LIABILITIES:
Payables:
Investment securities purchased	–	–	3,820,505
Trust certificates	5,040,000	5,000,000	–
Capital shares reacquired	90,507	46,142	17,989
Management fees	42,652	59,062	46,731
12b-1 distribution fees	34,004	31,640	37,253
Interest expense and fees (See Note 2(h))	46,696	77,739	–
Fund administration	3,934	5,594	4,494
Directors' fees	19,402	31,445	40,643
Variation margin on futures contracts	–	12,854	30,798
Distributions payable	359,153	508,883	412,850
Accrued expenses and other liabilities	37,234	56,993	49,781
Total liabilities	5,673,582	5,830,352	4,461,044
NET ASSETS	$115,130,084	$157,553,606	$121,759,647
COMPOSITION OF NET ASSETS:
Paid-in capital	$118,175,238	$161,450,968	$129,508,115
Distributions in excess of net investment income	(390,167)	(507,996)	(442,825)
Accumulated net realized loss on investments and futures contracts	(2,490,856)	(518,115)	(3,050,112)
Net unrealized depreciation on investments and futures contracts	(164,131)	(2,871,251)	(4,255,531)
Net Assets	$115,130,084	$157,553,606	$121,759,647
Net assets by class:
Class A Shares	$115,120,134	$157,543,820	$121,749,895
Class B Shares	–	–	–
Class C Shares	–	–	–
Class F Shares	$9,950	$9,786	$9,752
Outstanding shares by class*:
Class A Shares	23,961,911	31,564,238	25,467,649
Class B Shares	–	–	–
Class C Shares	–	–	–
Class F Shares	2,071	1,961	2,041
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$4.80	$4.99	$4.78
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$4.96	$5.16	$4.94
Class B Shares–Net asset value	–	–	–
Class C Shares–Net asset value	–	–	–
Class F Shares–Net asset value	$4.80	$4.99	$4.78

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)(concluded)

March 31, 2008

	New York	Intermediate	Georgia
ASSETS:
Investments in securities, at cost	$282,705,307	$57,177,115	$133,058,683
Investments in securities, at value	$278,243,847	$57,206,471	$131,096,855
Cash	213,025	1,565,870	1,207,363
Deposits with brokers for futures collateral	474,000	–	306,000
Receivables:
Interest	4,413,368	581,119	2,080,629
Investment securities sold	–	–	2,040,485
Capital shares sold	831,660	4,781,202	110,992
From advisor	4,164	23,295	18,356
Variation margin	–	–	–
Prepaid expenses and other assets	33,567	32,436	21,750
Total assets	284,213,631	64,190,393	136,882,430
LIABILITIES:
Payables:
Investment securities purchased	–	8,243,034	3,008,262
Trust certificates	15,001,430	–	6,270,000
Capital shares reacquired	544,978	143,670	385,948
Management fees	99,214	15,406	46,881
12b-1 distribution fees	101,325	17,005	46,535
Interest expense and fees (See Note 2(h))	194,218	–	101,549
Fund administration	9,399	1,542	4,373
Directors'/Trustees' fees	123,389	3,791	7,749
Variation margin on futures contracts	51,439	–	25,376
Distributions payable	875,780	120,905	408,139
Accrued expenses and other liabilities	69,962	27,048	44,647
Total liabilities	17,071,134	8,572,401	10,349,459
NET ASSETS	$267,142,497	$55,617,992	$126,532,971
COMPOSITION OF NET ASSETS:
Paid-in capital	$275,061,137	$55,745,879	$130,746,075
Undistributed (distributions in excess of) net investment income	(1,025,476)	6,893	(66,804)
Accumulated net realized gain (loss) on investments and futures contracts	(1,584,205)	(164,136)	(1,576,727)
Net unrealized appreciation (depreciation) on investments and futures contracts	(5,308,959)	29,356	(2,569,573)
Net Assets	$267,142,497	$55,617,992	$126,532,971
Net assets by class:
Class A Shares	$234,985,073	$41,309,220	$126,523,164
Class B Shares	–	$1,017,044	–
Class C Shares	$32,147,666	$13,270,263	–
Class F Shares	$9,758	$10,186	$9,807
Class P Shares	–	$11,279	–
Outstanding shares by class*:
Class A Shares	22,442,139	4,237,552	23,854,393
Class B Shares	–	104,453	–
Class C Shares	3,072,043	1,363,150	–
Class F Shares	932	1,045.328	1,850
Class P Shares	–	1,157	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.47	$9.75	$5.30
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$10.82	$10.08	$5.48
Class B Shares–Net asset value	–	$9.74	–
Class C Shares–Net asset value	$10.46	$9.73	–
Class F Shares–Net asset value	$10.47	$9.74	$5.30
Class P Shares–Net asset value	–	$9.75	–

* Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001)
of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri.
The Lord Abbett Municipal Income Trust has an unlimited number of shares of benefical interest authorized.

See Notes to Financial Statements.

	High Yield	Pennsylvania
ASSETS:
Investments in securities, at cost	$1,462,065,562	$96,576,432
Investments in securities, at value	$1,301,915,735	$95,636,504
Cash	3,488,041	219,720
Deposits with brokers for futures collateral	3,066,000	66,000
Receivables:
Interest	24,329,510	1,433,215
Investment securities sold	25,519,429	–
Capital shares sold	9,990,010	213,912
From advisor	64,770	1
Variation margin	–	65,651
Prepaid expenses and other assets	89,135	22,928
Total assets	1,368,462,630	97,657,931
LIABILITIES:
Payables:
Investment securities purchased	29,063,612	–
Trust certificates	148,812,000	5,690,000
Capital shares reacquired	2,418,143	327,940
Management fees	460,698	34,216
12b-1 distribution fees	642,001	41,861
Interest expense and fees (See Note 2(h))	1,471,856	32,734
Fund administration	37,533	3,259
Directors'/Trustees' fees	36,523	21,080
Variation margin on futures contracts	399,018	–
Distributions payable	4,799,330	298,263
Accrued expenses and other liabilities	244,976	41,212
Total liabilities	188,385,690	6,490,565
NET ASSETS	$1,180,076,940	$91,167,366
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,409,257,956	$92,201,968
Undistributed (distributions in excess of) net investment income	856,628	(200,074)
Accumulated net realized gain (loss) on investments and futures contracts	(64,418,735)	236,531
Net unrealized appreciation (depreciation) on investments and futures contracts	(165,618,909)	(1,071,059)
Net Assets	$1,180,076,940	$91,167,366
Net assets by class:
Class A Shares	$744,954,463	$91,157,523
Class B Shares	$10,279	–
Class C Shares	$433,933,517	–
Class F Shares	$1,168,281	$9,843
Class P Shares	$10,400	–
Outstanding shares by class*:
Class A Shares	56,567,917	18,401,209
Class B Shares	780	–
Class C Shares	32,945,833	–
Class F Shares	88,805	1,988
Class P Shares	789	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$13.17	$4.95
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$13.61	$5.12
Class B Shares–Net asset value	$13.18	–
Class C Shares–Net asset value	$13.17	–
Class F Shares–Net asset value	$13.16	$4.95
Class P Shares–Net asset value	$13.18	–

See Notes to Financial Statements.

Statements of Operations (unaudited)

For the Six Months Ended March 31, 2008

	National	California	Connecticut
Investment income:
Interest	$22,477,490	$4,528,969	$3,276,137
Dividends	48,374	8,141	21,695
Total investment income	22,525,864	4,537,110	3,297,832
Expenses:
Management fees	1,772,063	363,923	294,791
12b-1 distribution plan–Class A	701,205	146,881	131,008
12b-1 distribution plan–Class B	111,708	–	–
12b-1 distribution plan–Class C	263,576	60,155	–
12b-1 distribution plan–Class F	6	5	6
Interest expense and fees (See Note 2(h))	1,102,858	358,917	127,990
Shareholder servicing	178,658	33,170	22,801
Professional	41,563	23,395	20,930
Reports to shareholders	40,885	7,667	6,426
Fund administration	157,517	32,348	26,204
Custody	21,219	5,249	4,085
Directors' fees	8,627	1,768	1,456
Registration	75,172	18,441	15,325
Other	5,896	1,696	1,421
Gross expenses	4,480,953	1,053,615	652,443
Expense reductions (See Note 7)	(24,072)	(5,019)	(5,002)
Expenses assumed by advisor (See Note 3)	(18,895)	–	(90,298)
Net expenses	4,437,986	1,048,596	557,143
Net investment income	18,087,878	3,488,514	2,740,689
Net realized and unrealized loss:
Net realized gain (loss) on investments and futures contracts	(475,386)	(303,229)	694,040
Net change in unrealized depreciation on investments and futures contracts	(40,890,802)	(7,621,382)	(5,739,500)
Net realized and unrealized loss	(41,366,188)	(7,924,611)	(5,045,460)
Net Decrease in Net Assets Resulting From Operations	$(23,278,310)	$(4,436,097)	$(2,304,771)

See Notes to Financial Statements.

	Hawaii	Missouri	New Jersey
Investment income:
Interest	$2,657,977	$4,120,082	$3,349,820
Dividends	–	–	16,432
Total investment income	2,657,977	4,120,082	3,366,252
Expenses:
Management fees	247,714	360,892	287,944
12b-1 distribution plan–Class A	110,077	160,387	127,965
12b-1 distribution plan–Class B	–	–	–
12b-1 distribution plan–Class C	–	–	–
12b-1 distribution plan–Class F	10	5	6
Interest expense and fees (See Note 2(h))	102,392	170,117	96,238
Shareholder servicing	17,977	40,119	28,999
Professional	20,258	21,011	20,152
Reports to shareholders	4,805	8,311	5,589
Fund administration	22,019	32,079	25,595
Custody	1,360	3,018	3,107
Directors' fees	1,141	1,733	1,406
Registration	14,441	16,400	14,994
Other	1,226	1,496	1,396
Gross expenses	543,420	815,568	613,391
Expense reductions (See Note 7)	(2,922)	(4,994)	(4,345)
Expenses assumed by advisor (See Note 3)	(65,955)	(32,517)	–
Net expenses	474,543	778,057	609,046
Net investment income	2,183,434	3,342,025	2,757,206
Net realized and unrealized loss:
Net realized gain (loss) on investments and futures contracts	(138,075)	86,099	1,061,868
Net change in unrealized depreciation on investments and futures contracts	(2,506,169)	(6,695,546)	(6,802,142)
Net realized and unrealized loss	(2,644,244)	(6,609,447)	(5,740,274)
Net Decrease in Net Assets Resulting From Operations	$(460,810)	$(3,267,422)	$(2,983,068)

See Notes to Financial Statements.

Statements of Operations (unaudited)(concluded)

For the Six Months Ended March 31, 2008

	New York	Intermediate	Georgia
Investment income:
Interest	$7,022,401	$689,689	$3,201,286
Dividends	27,742	15,588	–
Total investment income	7,050,143	705,277	3,201,286
Expenses:
Management fees	598,214	69,060	291,690
12b-1 distribution plan–Class A	236,329	24,584	129,630
12b-1 distribution plan–Class B	–	4,834	–
12b-1 distribution plan–Class C	125,024	36,892	–
12b-1 distribution plan–Class F	5	5	5
12b-1 distribution plan–Class P	–	26	–
Interest expense and fees (See Note 2(h))	338,356	–	112,569
Shareholder servicing	54,165	5,391	32,172
Professional	24,000	16,802	21,107
Reports to shareholders	13,875	1,414	9,029
Fund administration	53,175	6,906	25,928
Custody	10,133	2,062	5,620
Directors'/Trustees' fees	2,933	268	1,489
Registration	20,152	29,213	16,167
Other	2,376	1,175	1,078
Gross expenses	1,478,737	198,632	646,484
Expense reductions (See Note 7)	(6,929)	(2,310)	(7,479)
Expenses assumed by advisor (See Note 3)	(9,190)	(115,939)	(124,178)
Net expenses	1,462,618	80,383	514,827
Net investment income	5,587,525	624,894	2,686,459
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(812,883)	155,986	(638,998)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,217,490)	(195,322)	(4,374,862)
Net realized and unrealized loss	(12,030,373)	(39,336)	(5,013,860)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(6,442,848)	$585,558	$(2,327,401)

See Notes to Financial Statements.

	High Yield	Pennsylvania
Investment income:
Interest	$43,543,921	$2,462,408
Dividends	106,359	11,303
Total investment income	43,650,280	2,473,711
Expenses:
Management fees	3,197,922	208,948
12b-1 distribution plan–Class A	832,703	92,856
12b-1 distribution plan–Class B	55	–
12b-1 distribution plan–Class C	2,006,874	–
12b-1 distribution plan–Class F	184	5
12b-1 distribution plan–Class P	25	–
Interest expense and fees (See Note 2(h))	3,940,449	97,454
Shareholder servicing	318,969	23,769
Professional	47,479	19,581
Reports to shareholders	73,860	6,060
Fund administration	262,038	18,573
Custody	82,570	2,078
Directors'/Trustees' fees	17,122	1,017
Registration	78,218	15,744
Other	14,141	1,190
Gross expenses	10,872,609	487,275
Expense reductions (See Note 7)	(78,038)	(3,000)
Expenses assumed by advisor (See Note 3)	(643,736)	(394)
Net expenses	10,150,835	483,881
Net investment income	33,499,445	1,989,830
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(43,562,336)	956,422
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(128,933,437)	(4,271,702)
Net realized and unrealized loss	(172,495,773)	(3,315,280)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(138,996,328)	$(1,325,450)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	National		California
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$18,087,878	$24,739,275	$3,488,514	$6,793,698
Net realized gain (loss) on investments and futures contracts	(475,386)	2,889,614	(303,229)	(167,095)
Net change in unrealized depreciation on investments and futures contracts	(40,890,802)	(23,375,683)	(7,621,382)	(5,115,782)
Net increase (decrease) in net assets resulting from operations	(23,278,310)	4,253,206	(4,436,097)	1,510,821
Distributions to shareholders from:
Net investment income
Class A	(16,329,848)	(22,029,132)	(3,201,052)	(6,263,625)
Class B	(416,183)	(925,070)	–	–
Class C	(1,297,648)	(1,716,265)	(274,427)	(542,496)
Class F	(258)	–	(222)	–
Total distributions to shareholders	(18,043,937)	(24,670,467)	(3,475,701)	(6,806,121)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	180,617,919	115,362,488	16,053,660	19,128,203
Net proceeds from reorganization (See Note 13)	272,039,008	–	–	–
Reinvestment of distributions	11,471,461	16,824,889	2,192,353	4,294,679
Cost of shares reacquired	(121,304,426)	(83,600,775)	(13,895,916)	(30,447,527)
Net increase (decrease) in net assets resulting from capital share transactions	342,823,962	48,586,602	4,350,097	(7,024,645)
Net increase (decrease) in net assets	301,501,715	28,169,341	(3,561,701)	(12,319,945)
NET ASSETS:
Beginning of period	$600,268,379	$572,099,038	$163,148,372	$175,468,317
End of period	$901,770,094	$600,268,379	$159,586,671	$163,148,372
Distributions in excess of net investment income	$(1,532,395)	$(1,648,215)	$(287,224)	$(300,037)

See Notes to Financial Statements.

	Connecticut		Hawaii
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$2,740,689	$4,862,264	$2,183,434	$3,883,181
Net realized gain (loss) on investments and futures contracts	694,040	(339,055)	(138,075)	54,106
Net change in unrealized depreciation on investments and futures contracts	(5,739,500)	(2,445,669)	(2,506,169)	(1,804,595)
Net increase (decrease) in net assets resulting from operations	(2,304,771)	2,077,540	(460,810)	2,132,692
Distributions to shareholders from:
Net investment income
Class A	(2,829,923)	(5,002,339)	(2,279,557)	(3,959,084)
Class B	–	–	–	–
Class C	–	–	–	–
Class F	(221)	–	(375)	–
Total distributions to shareholders	(2,830,144)	(5,002,339)	(2,279,932)	(3,959,084)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	20,700,985	56,786,772	16,473,373	22,147,362
Net proceeds from reorganization (See Note 13)	–	–	–	–
Reinvestment of distributions	1,767,351	2,870,395	1,500,971	2,674,811
Cost of shares reacquired	(26,124,859)	(16,928,364)	(4,102,276)	(10,353,689)
Net increase (decrease) in net assets resulting from capital share transactions	(3,656,523)	42,728,803	13,872,068	14,468,484
Net increase (decrease) in net assets	(8,791,438)	39,804,004	11,131,326	12,642,092
NET ASSETS:
Beginning of period	$136,333,748	$96,529,744	$103,998,758	$91,356,666
End of period	$127,542,310	$136,333,748	$115,130,084	$103,998,758
Distributions in excess of net investment income	$(520,327)	$(430,872)	$(390,167)	$(293,669)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Missouri		New Jersey
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$3,342,025	$6,486,909	$2,757,206	$5,364,948
Net realized gain (loss) on investments and futures contracts	86,099	238,102	1,061,868	1,613,343
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(6,695,546)	(3,968,199)	(6,802,142)	(5,968,672)
Net increase (decrease) in net assets resulting from operations	(3,267,422)	2,756,812	(2,983,068)	1,009,619
Distributions to shareholders from:
Net investment income
Class A	(3,391,635)	(6,551,621)	(2,814,062)	(5,377,981)
Class B	–	–	–	–
Class C	–	–	–	–
Class F	(216)	–	(224)	–
Class P	–	–	–	–
Total distributions to shareholders	(3,391,851)	(6,551,621)	(2,814,286)	(5,377,981)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	13,965,062	16,602,435	12,787,080	16,084,714
Reinvestment of distributions	2,835,999	5,472,262	1,668,609	2,863,768
Cost of shares reacquired	(11,575,347)	(18,822,721)	(16,015,092)	(16,205,959)
Net increase (decrease) in net assets resulting from capital share transactions	5,225,714	3,251,976	(1,559,403)	2,742,523
Net increase (decrease) in net assets	(1,433,559)	(542,833)	(7,356,757)	(1,625,839)
NET ASSETS:
Beginning of period	$158,987,165	$159,529,998	$129,116,404	$130,742,243
End of period	$157,553,606	$158,987,165	$121,759,647	$129,116,404
Undistributed (distributions in excess of) net investment income	$(507,996)	$(458,170)	$(442,825)	$(385,745)

See Notes to Financial Statements.

	New York		Intermediate
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$5,587,525	$10,708,133	$624,894	$507,322
Net realized gain (loss) on investments and futures contracts	(812,883)	837,476	155,986	(25,504)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,217,490)	(8,000,695)	(195,322)	47,806
Net increase (decrease) in net assets resulting from operations	(6,442,848)	3,544,914	585,558	529,624
Distributions to shareholders from:
Net investment income
Class A	(5,158,523)	(10,111,504)	(468,086)	(389,194)
Class B	–	–	(14,823)	(24,755)
Class C	(559,754)	(735,071)	(136,898)	(92,847)
Class F	(222)	–	(199)	–
Class P	–	–	(204)	(380)
Total distributions to shareholders	(5,718,499)	(10,846,575)	(620,210)	(507,176)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	44,569,793	55,221,522	48,461,104	15,921,264
Reinvestment of distributions	3,214,174	6,394,420	231,305	271,368
Cost of shares reacquired	(37,328,683)	(35,188,659)	(15,157,417)	(4,974,218)
Net increase (decrease) in net assets resulting from capital share transactions	10,455,284	26,427,283	33,534,992	11,218,414
Net increase (decrease) in net assets	(1,706,063)	19,125,622	33,500,340	11,240,862
NET ASSETS:
Beginning of period	$268,848,560	$249,722,938	$22,117,652	$10,876,790
End of period	$267,142,497	$268,848,560	$55,617,992	$22,117,652
Undistributed (distributions in excess of) net investment income	$(1,025,476)	$(894,502)	$6,893	$2,209

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Georgia		High Yield
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$2,686,459	$5,237,370	$33,499,445	$64,589,107
Net realized gain (loss) on investments and futures contracts	(638,998)	(159,148)	(43,562,336)	(13,696,367)
Net change in unrealized depreciation on investments and futures contracts	(4,374,862)	(2,846,275)	(128,933,437)	(66,744,191)
Net increase (decrease) in net assets resulting from operations	(2,327,401)	2,231,947	(138,996,328)	(15,851,451)
Distributions to shareholders from:
Net investment income
Class A	(2,720,588)	(5,293,542)	(21,926,857)	(44,400,582)
Class B	–	–	(262)	(536)
Class C	–	–	(11,271,599)	(20,888,280)
Class F	(215)	–	(10,572)	–
Class P	–	–	(294)	(569)
Total distributions to shareholders	(2,720,803)	(5,293,542)	(33,209,584)	(65,289,967)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	13,623,277	34,381,109	322,458,654	844,943,337
Reinvestment of distributions	2,099,453	4,150,091	19,277,016	36,445,227
Cost of shares reacquired	(17,750,087)	(20,679,856)	(487,074,754)	(384,285,176)
Net increase (decrease) in net assets resulting from capital share transactions	(2,027,357)	17,851,344	(145,339,084)	497,103,388
Net increase (decrease) in net assets	(7,075,561)	14,789,749	(317,544,996)	415,961,970
NET ASSETS:
Beginning of period	$133,608,532	$118,818,783	$1,497,621,936	$1,081,659,966
End of period	$126,532,971	$133,608,532	$1,180,076,940	$1,497,621,936
Undistributed (distributions in excess of) net investment income	$(66,804)	$(32,460)	$856,628	$566,767

See Notes to Financial Statements.

	Pennsylvania
INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended March 31, 2008 (unaudited)	For the Year Ended September 30, 2007
Operations:
Net investment income	$1,989,830	$4,005,691
Net realized gain (loss) on investments and futures contracts	956,422	685,749
Net change in unrealized depreciation on investments and futures contracts	(4,271,702)	(2,689,211)
Net increase (decrease) in net assets resulting from operations	(1,325,450)	2,002,229
Distributions to shareholders from:
Net investment income
Class A	(1,991,888)	(3,977,593)
Class B	–	–
Class C	–	–
Class F	(220)	–
Class P	–	–
Total distributions to shareholders	(1,992,108)	(3,977,593)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	4,206,428	10,184,874
Reinvestment of distributions	1,169,936	2,372,379
Cost of shares reacquired	(5,039,442)	(10,204,037)
Net increase (decrease) in net assets resulting from capital share transactions	336,922	2,353,216
Net increase (decrease) in net assets	(2,980,636)	377,852
NET ASSETS:
Beginning of period	$94,148,002	$93,770,150
End of period	$91,167,366	$94,148,002
Undistributed (distributions in excess of) net investment income	$(200,074)	$(197,796)

See Notes to Financial Statements.

Statements of Cash Flows (unaudited)

For the Six Months Ended March 31, 2008

INCREASE IN CASH	California	High Yield
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(4,436,097)	$(138,996,328)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(36,709,026)	(313,434,926)
Proceeds from disposition of long-term portfolio investments and futures	41,262,129	565,194,151
Sales (Purchases) of short-term portfolio investments, net	2,198,858	(1,290,359)
Decrease (Increase) in deposits with brokers for futures collateral	(135,200)	157,200
Decrease in interest receivable	21,088	3,359,542
Decrease (Increase) in receivable for investments sold	21,582,004	(14,936,024)
Decrease in receivable from advisor	–	60,762
Increase in prepaid expenses and other assets	(15,879)	(33,158)
Decrease in variation margin payable and payments for futures variation margins	38,863	418,334
Increase (Decrease) in payable for investments purchased	(26,584,314)	10,366,630
Decrease in management fee payable	(358)	(95,269)
Decrease in interest expense and fees payable	(113,739)	(1,417,071)
Increase (Decrease) in 12b-1 distribution fee payable	(559)	8,803
Decrease in fund administration fee payable	(32)	(8,549)
Increase (Decrease) in Directors'/Trustees' fee payable	(1,825)	4,812
Decrease in accrued expenses and other liabilities	(10,649)	(37,768)
Net premium amortization on investments	36,840	924,912
Net change in unrealized depreciation on investments	7,152,805	123,299,676
Net realized loss on investments and futures contracts	303,229	43,562,336
Net cash provided by (used for) operating activities	4,588,138	277,107,706
Cash flows provided by (used for) financing activities*:
Proceeds from shares sold	15,727,709	325,236,387
Payment on shares redeemed	(13,774,608)	(488,915,252)
Cash dividends paid	(1,242,891)	(14,220,909)
Proceeds from trust certificates	–	28,262,000
Repayment of trust certificates	(5,000,000)	(124,195,000)
Net cash provided by (used for) financing activities	(4,289,790)	(273,832,774)
Net increase in cash	298,348	3,274,932
Cash at beginning of period	124,502	213,109
Cash at end of period	$422,850	$3,488,041

*  Non cash financing activities not included herein consist of reinvestment of distributions of $2,192,353 for California Fund and $19,277,016 for High Yield Fund.

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.12		$11.52	$11.55		$11.49	$11.50	$11.73
Investment operations:
Net investment income(a)	.25		.49	.46		.47	.47	.50
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.57)		(.40)	(.02)		.05	(.01)	(.22)
Total from investment operations	(.32)		.09	.44		.52	.46	.28
Distributions to shareholders from:
Net investment income	(.25)		(.49)	(.47)		(.46)	(.47)	(.51)
Net asset value, end of period	$10.55		$11.12	$11.52		$11.55	$11.49	$11.50
Total Return(b)	(2.90	)%(f)	(.79)%	3.94	%(d)	4.53%	4.10%	2.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.53	%(f)	1.18%	1.20%		1.13%	1.06%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.39	%(f)	.77%	.92%		.93%	.96%	.98%
Expenses, excluding expense reductions and expenses assumed	.53	%(f)	1.27%	1.20%		1.14%	1.10%	1.05%
Net investment income	2.33	%(f)	4.34%	4.04%		4.03%	4.07%	4.33%
Supplemental Data:
Net assets, end of period (000)	$805,785		$525,513	$499,778		$497,310	$500,519	$515,694
Portfolio turnover rate	47.61	%(f)	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class B Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.16		$11.56	$11.58		$11.52	$11.53	$11.76
Investment operations:
Net investment income(a)	.21		.41	.39		.39	.39	.42
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.58)		(.40)	(.02)		.05	(.01)	(.21)
Total from investment operations	(.37)		.01	.37		.44	.38	.21
Distributions to shareholders from:
Net investment income	(.20)		(.41)	(.39)		(.38)	(.39)	(.44)
Net asset value, end of period	$10.59		$11.16	$11.56		$11.58	$11.52	$11.53
Total Return(b)	(3.32	)%(f)	.08%	3.32	%(d)	3.83%	3.40%	1.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.93	%(f)	1.90%	1.86%		1.78%	1.71%	1.70%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.79	%(f)	1.49%	1.58%		1.58%	1.61%	1.63%
Expenses, excluding expense reductions and expenses assumed	.93	%(f)	1.99%	1.86%		1.79%	1.75%	1.70%
Net investment income	1.92	%(f)	3.61%	3.39%		3.38%	3.42%	3.68%
Supplemental Data:
Net assets, end of period (000)	$21,150		$23,502	$27,871		$31,209	$34,263	$39,122
Portfolio turnover rate	47.61	%(f)	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class C Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.15		$11.54	$11.57		$11.50	$11.52	$11.76
Investment operations:
Net investment income(a)	.22		.42	.39		.39	.39	.42
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.58)		(.39)	(.02)		.06	(.02)	(.22)
Total from investment operations	(.36)		.03	.37		.45	.37	.20
Distributions to shareholders from:
Net investment income	(.22)		(.42)	(.40)		(.38)	(.39)	(.44)
Net asset value, end of period	$10.57		$11.15	$11.54		$11.57	$11.50	$11.52
Total Return(b)	(3.27	)%(f)	.23%	3.26	%(d)	3.93%	3.32%	1.80%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.84	%(f)	1.82%	1.86%		1.78%	1.71%	1.70%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.70	%(f)	1.41%	1.58%		1.58%	1.61%	1.63%
Expenses, excluding expense reductions and expenses assumed	.84	%(f)	1.91%	1.86%		1.79%	1.75%	1.70%
Net investment income	2.01	%(f)	3.70%	3.39%		3.38%	3.42%	3.68%
Supplemental Data:
Net assets, end of period (000)	$74,804		$51,244	$44,450		$41,322	$43,409	$49,474
Portfolio turnover rate	47.61	%(f)	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$11.12		$11.12
Investment operations:
Net investment income(b)	.25		–	(c)
Net realized and unrealized loss	(.56)		–	(c)
Total from investment operations	(.31)		–	(c)
Distributions to shareholders from:
Net investment income	(.26)		–
Net asset value, end of period	$10.55		$11.12
Total Return(d)	(2.86	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.48	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.34	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.48	%(e)	.00	%(e)(f)
Net investment income	2.33	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$32		$10
Portfolio turnover rate	47.61	%(e)	49.43%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.91	$10.96		$10.86	$10.80	$11.19
Investment operations:
Net investment income(a)	.23		.44	.41		.44	.43	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.51)		(.34)	(.03)		.08	.07	(.36)
Total from investment operations	(.28)		.10	.38		.52	.50	.10
Distributions to shareholders from:
Net investment income	(.23)		(.44)	(.43)		(.42)	(.44)	(.49)
Net asset value, end of period	$10.06		$10.57	$10.91		$10.96	$10.86	$10.80
Total Return(b)	(2.72	)%(f)	.87%	3.52	%(d)	4.88%	4.73%	.94%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.62	%(f)	1.29%	1.07%		1.01%	1.03%	1.03%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.40	%(f)	.87%	.93%		.94%	.99%	.99%
Expenses, excluding expense reductions and expenses assumed	.62	%(f)	1.30%	1.07%		1.01%	1.03%	1.03%
Net investment income	2.19	%(f)	4.03%	3.79%		4.01%	3.97%	4.27%
Supplemental Data:
Net assets, end of period (000)	$144,751		$147,893	$160,416		$166,227	$165,270	$178,156
Portfolio turnover rate	20.35	%(f)	50.77%	47.86%		42.23%	28.04%	84.31%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

	Class C Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.58		$10.92	$10.97		$10.87	$10.80	$11.20
Investment operations:
Net investment income(a)	.20		.37	.34		.37	.36	.39
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.51)		(.34)	(.03)		.08	.08	(.37)
Total from investment operations	(.31)		.03	.31		.45	.44	.02
Distributions to shareholders from:
Net investment income	(.19)		(.37)	(.36)		(.35)	(.37)	(.42)
Net asset value, end of period	$10.08		$10.58	$10.92		$10.97	$10.87	$10.80
Total Return(b)	(2.94	)%(f)	.23%	2.87	%(d)	4.20%	4.14%	.26%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.93	%(f)	1.92%	1.72%		1.65%	1.67%	1.67%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.71	%(f)	1.50%	1.58%		1.58%	1.63%	1.63%
Expenses, excluding expense reductions and expenses assumed	.93	%(f)	1.92%	1.72%		1.65%	1.67%	1.67%
Net investment income	1.88	%(f)	3.40%	3.14%		3.37%	3.32%	3.63%
Supplemental Data:
Net assets, end of period (000)	$14,826		$15,245	$15,052		$13,953	$13,953	$16,183
Portfolio turnover rate	20.35	%(f)	50.77%	47.86%		42.23%	28.04%	84.31%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.57
Investment operations:
Net investment income(b)	.23		–	(c)
Net realized and unrealized gain (loss)	(.51)		–	(c)
Total from investment operations	(.28)		–	(c)
Distributions to shareholders from:
Net investment income	(.23)		–
Net asset value, end of period	$10.06		$10.57
Total Return(d)	(2.67	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.58	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.36	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.58	%(e)	.00	%(e)(f)
Net investment income	2.23	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	20.35	%(e)	50.77%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.26		$10.51	$10.56		$10.61	$10.55	$10.71
Investment operations:
Net investment income(a)	.21		.44	.45		.44	.43	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.38)		(.24)	(.04)		(.05)	.08	(.16)
Total from investment operations	(.17)		.20	.41		.39	.51	.30
Distributions to shareholders from:
Net investment income	(.22)		(.45)	(.46)		(.44)	(.45)	(.46)
Net asset value, end of period	$9.87		$10.26	$10.51		$10.56	$10.61	$10.55
Total Return(b)	(1.70	)%(f)	1.93%	3.96	%(d)	3.74%	4.92%	2.95%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.43	%(f)	.91%	.76%		.92%	1.07%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.33	%(f)	.59%	.52%		.79%	1.00%	1.01%
Expenses, excluding expense reductions and expenses assumed	.50	%(f)	1.20%	1.20%		1.09%	1.07%	1.07%
Net investment income	2.09	%(f)	4.20%	4.34%		4.11%	4.09%	4.33%
Supplemental Data:
Net assets, end of period (000)	$127,532		$136,324	$96,530		$91,078	$89,985	$96,469
Portfolio turnover rate	14.86	%(f)	9.97%	31.96%		9.72%	19.20%	39.65%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONNECTICUT TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.26		$10.26
Investment operations:
Net investment income(b)	.22		–	(c)
Net realized and unrealized loss	(.39)		–	(c)
Total from investment operations	(.17)		–	(c)
Distributions to shareholders from:
Net investment income	(.22)		–
Net asset value, end of period	$9.87		$10.26
Total Return(d)	(1.64	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.38	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.28	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.45	%(e)	.00	%(e)(f)
Net investment income	2.15	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	14.86	%(e)	9.97%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$4.92		$5.01	$5.04		$5.08	$5.08	$5.20
Investment operations:
Net investment income(a)	.10		.20	.20		.20	.21	.21
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.12)		(.09)	(.02)		(.04)	– (c)	(.12)
Total from investment operations	(.02)		.11	.18		.16	.21	.09
Distributions to shareholders from:
Net investment income	(.10)		(.20)	(.21)		(.20)	(.21)	(.21)
Net asset value, end of period	$4.80		$4.92	$5.01		$5.04	$5.08	$5.08
Total Return(b)	(.40	)%(f)	2.31%	3.60	%(d)	3.28%	4.18%	1.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.43	%(f)	.95%	.90%		1.05%	1.06%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.34	%(f)	.65%	.71%		.95%	1.01%	.99%
Expenses, excluding expense reductions and expenses assumed	.49	%(f)	1.19%	1.14%		1.05%	1.06%	1.05%
Net investment income	1.98	%(f)	4.02%	4.01%		3.98%	4.13%	4.20%
Supplemental Data:
Net assets, end of period (000)	$115,120		$103,989	$91,357		$78,217	$69,598	$75,117
Portfolio turnover rate	5.59	%(f)	10.01%	38.26%		18.22%	6.12%	27.07%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

HAWAII TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$4.92		$4.92
Investment operations:
Net investment income(b)	.10		–	(c)
Net realized and unrealized gain (loss)	(.12)		–	(c)
Total from investment operations	(.02)		–	(c)
Distributions to shareholders from:
Net investment income	(.10)		–
Net asset value, end of period	$4.80		$4.92
Total Return(d)	(.35	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.36	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.27	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.42	%(e)	.00	%(e)(f)
Net investment income	1.97	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	5.59	%(e)	10.01%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$5.20		$5.33	$5.35		$5.34	$5.36	$5.41
Investment operations:
Net investment income(a)	.11		.21	.22		.22	.20	.22
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.21)		(.12)	(.02)		– (c)	– (c)	(.05)
Total from investment operations	(.10)		.09	.20		.22	.20	.17
Distributions to shareholders from:
Net investment income	(.11)		(.22)	(.21)		(.21)	(.22)	(.22)
Net realized gain	–		–	(.01)		–	–	–
Total distributions	(.11)		(.22)	(.22)		(.21)	(.22)	(.22)
Net asset value, end of period	$4.99		$5.20	$5.33		$5.35	$5.34	$5.36
Total Return(b)	(1.98	)%(f)	1.64%	3.92	%(d)	4.26%	3.77%	3.18%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.49	%(f)	1.12%	.78%		.81%	1.07%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.38	%(f)	.77%	.57%		.67%	1.01%	1.00%
Expenses, excluding expense reductions and expenses assumed	.51	%(f)	1.24%	1.16%		1.09%	1.07%	1.07%
Net investment income	2.08	%(f)	4.06%	4.14%		4.02%	3.85%	4.19%
Supplemental Data:
Net assets, end of period (000)	$157,544		$158,977	$159,530		$161,624	$155,906	$153,488
Portfolio turnover rate	15.23	%(f)	21.48%	27.30%		25.49%	40.33%	46.68%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

MISSOURI TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.20		$5.20
Investment operations:
Net investment income(b)	.11		–	(c)
Net realized and unrealized loss	(.21)		–	(c)
Total from investment operations	(.10)		–	(c)
Distributions to shareholders from:
Net investment income	(.11)		–
Net asset value, end of period	$4.99		$5.20
Total Return(d)	(1.94	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.44	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.33	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.46	%(e)	.00	%(e)(f)
Net investment income	2.14	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	15.23	%(e)	21.48%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$5.00		$5.17	$5.20		$5.18	$5.20	$5.37
Investment operations:
Net investment income(a)	.11		.21	.21		.21	.22	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.22)		(.17)	(.03)		.02	(.02)	(.17)
Total from investment operations	(.11)		.04	.18		.23	.20	.07
Distributions to shareholders from:
Net investment income	(.11)		(.21)	(.21)		(.21)	(.22)	(.24)
Net asset value, end of period	$4.78		$5.00	$5.17		$5.20	$5.18	$5.20
Total Return(b)	(2.27	)%(f)	.78%	3.51	%(d)	4.42%	3.89%	1.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.48	%(f)	1.14%	1.10%		1.10%	1.05%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.40	%(f)	.81%	.86%		.95%	1.00%	1.00%
Expenses, excluding expense reductions and expenses assumed	.48	%(f)	1.21%	1.22%		1.10%	1.05%	1.05%
Net investment income	2.16	%(f)	4.11%	4.03%		4.02%	4.18%	4.49%
Supplemental Data:
Net assets, end of period (000)	$121,750		$129,106	$130,742		$137,319	$139,462	$153,797
Portfolio turnover rate	13.71	%(f)	37.64%	28.99%		28.46%	31.47%	67.84%
(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW JERSEY TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.00		$5.00
Investment operations:
Net investment income(b)	.11		–	(c)
Net realized and unrealized loss	(.22)		–	(c)
Total from investment operations	(.11)		–	(c)
Distributions to shareholders from:
Net investment income	(.11)		–
Net asset value, end of period	$4.78		$5.00
Total Return(d)	(2.22	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.43	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.35	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.43	%(e)	.00	%(e)(f)
Net investment income	2.20	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	13.71	%(e)	37.64%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX FREE FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.96		$11.27	$11.32		$11.41	$11.42	$11.66
Investment operations:
Net investment income(a)	.23		.47	.48		.48	.48	.52
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.48)		(.31)	(.05)		(.09)	– (c)	(.24)
Total from investment operations	(.25)		.16	.43		.39	.48	.28
Distributions to shareholders from:
Net investment income	(.24)		(.47)	(.48)		(.48)	(.49)	(.52)
Net asset value, end of period	$10.47		$10.96	$11.27		$11.32	$11.41	$11.42
Total Return(b)	(2.36	)%(f)	1.47%	3.92	%(d)	3.43%	4.33%	2.55%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.52	%(f)	1.01%	.80%		.86%	1.00%	1.02%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.39	%(f)	.70%	.62%		.76%	.94%	.96%
Expenses, excluding expense reductions and expenses assumed	.52	%(f)	1.16%	1.11%		1.04%	1.05%	1.02%
Net investment income	2.14	%(f)	4.20%	4.27%		4.16%	4.27%	4.54%
Supplemental Data:
Net assets, end of period (000)	$234,985		$243,416	$233,101		$229,598	$237,349	$247,153
Portfolio turnover rate	17.23	%(f)	25.38%	69.19%		57.03%	46.33%	46.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

NEW YORK TAX FREE FUND

	Class C Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.96		$11.27	$11.32		$11.40	$11.42	$11.67
Investment operations:
Net investment income(a)	.20		.39	.40		.40	.41	.44
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized loss	(.50)		(.30)	(.04)		(.08)	(.01)	(.23)
Total from investment operations	(.30)		.09	.36		.32	.40	.21
Distributions to shareholders from:
Net investment income	(.20)		(.40)	(.41)		(.40)	(.42)	(.46)
Net asset value, end of period	$10.46		$10.96	$11.27		$11.32	$11.40	$11.42
Total Return(b)	(2.73	)%(f)	.84%	3.25	%(d)	2.87%	3.57%	1.88%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.84	%(f)	1.67%	1.46%		1.51%	1.65%	1.69%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.71	%(f)	1.36%	1.28%		1.41%	1.59%	1.63%
Expenses, excluding expense reductions and expenses assumed	.84	%(f)	1.81%	1.77%		1.69%	1.70%	1.69%
Net investment income	1.81	%(f)	3.53%	3.61%		3.51%	3.62%	3.87%
Supplemental Data:
Net assets, end of period (000)	$32,148		$25,423	$16,622		$14,502	$12,317	$12,379
Portfolio turnover rate	17.23	%(f)	25.38%	69.19%		57.03%	46.33%	46.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.96		$10.96
Investment operations:
Net investment income(b)	.24		–	(c)
Net realized and unrealized loss	(.49)		–	(c)
Total from investment operations	(.25)		–	(c)
Distributions to shareholders from:
Net investment income	(.24)		–
Net asset value, end of period	$10.47		$10.96
Total Return(d)	(2.31	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.47	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.34	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.47	%(e)	.00	%(e)(f)
Net investment income	2.19	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	17.23	%(e)	25.38%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

INTERMEDIATE TAX FREE TRUST

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30					6/23/2003(a) to
	(unaudited)		2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.75		$9.81	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments								(.01)
Net asset value on SEC Effective Date, June 30, 2003								$9.99
Investment operations:
Net investment income(b)	.19		.36	.32	.30	.27		.06
Net realized and unrealized gain (loss)	–		(.06)	.03	(.17)	.01		(.05)
Total from investment operations	.19		.30	.35	.13	.28		.01
Distributions to shareholders from: Net investment income	(.19)		(.36)	(.34)	(.28)	(.27)		(.06)
Net asset value, end of period	$9.75		$9.75	$9.81	$9.80	$9.95		$9.94
Total Return(c)								(.10	)%(d)(e)
Total Return(c)	1.92	%(d)	3.11%	3.67%	1.36%	2.84%		.16	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.13	%(d)	.27%	.27%	.27%	.26	%†	.07	%(d)†
Expenses, including expense reductions and expenses assumed	.12	%(d)	.25%	.25%	.25%	.25	%†	.07	%(d)†
Expenses, excluding expense reductions and expenses assumed	.48	%(d)	1.37%	1.66%	1.42%	2.35	%†	2.47	%(d)†
Net investment income	1.90	%(d)	3.68%	3.34%	3.01%	2.70	%†	.66	%(d)†
Supplemental Data:
Net assets, end of period (000)	$41,309		$17,046	$7,234	$7,941	$6,360		$3,673
Portfolio turnover rate	25.56	%(d)	30.70%	100.82%	42.10%	60.08%		107.99	%(d)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 6/23/2003 through 6/30/2003.

(f) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE TRUST

	Class B Shares
	Six Months Ended 3/31/2008		Year Ended 9/30					6/23/2003(a) to
	(unaudited)		2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.74		$9.80	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments								(.02)
Net asset value on SEC Effective Date, June 30, 2003								$9.98
Investment operations:
Net investment income(b)	.15		.29	.26	.21	.20		.05
Net realized and unrealized gain (loss)	–		(.06)	.02	(.16)	–	(c)	(.05)
Total from investment operations	.15		.23	.28	.05	.20		–
Distributions to shareholders from:
Net investment income	(.15)		(.29)	(.27)	(.20)	(.19)		(.05)
Net asset value, end of period	$9.74		$9.74	$9.80	$9.79	$9.94		$9.93
Total Return(d)								(.20	)%(e)(f)
Total Return(d)	1.54	%(e)	2.35%	2.92%	.55%	2.09%		.04	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.51	%(e)	1.02%	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	.89	%(e)	2.12%	2.32%	2.11%	3.00	%†	2.64	%(e)†
Net investment income	1.54	%(e)	2.95%	2.67%	2.15%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$1,017		$802	$848	$775	$311		$312
Portfolio turnover rate	25.56	%(e)	30.70%	100.82%	42.10%	60.08%		107.99	%(e)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $0.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 6/23/2003 through 6/30/2003.

(g) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE TRUST

	Class C Shares
	Six Months Ended 3/31/2008		Year Ended 9/30					6/23/2003(a) to
	(unaudited)		2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.74		$9.80	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments								(.02)
Net asset value on SEC Effective Date, June 30, 2003								$9.98
Investment operations:
Net investment income(b)	.15		.29	.25	.23	.20		.05
Net realized and unrealized gain (loss)	(.01)		(.06)	.03	(.17)	–	(c)	(.05)
Total from investment operations	.14		.23	.28	.06	.20		–
Distributions to shareholders from:
Net investment income	(.15)		(.29)	(.27)	(.21)	(.19)		(.05)
Net asset value, end of period	$9.73		$9.74	$9.80	$9.79	$9.94		$9.93
Total Return(d)								(.20	)%(e)(f)
Total Return(d)	1.44	%(e)	2.35%	2.90%	.61%	2.05%		(.04	)%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.51	%(e)	1.02%	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	.79	%(e)	2.02%	2.31%	2.06%	3.00	%†	2.64	%(e)†
Net investment income	1.53	%(e)	2.95%	2.59%	2.28%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$13,270		$4,249	$2,784	$3,775	$3,297		$313
Portfolio turnover rate	25.56	%(e)	30.70%	100.82%	42.10%	60.08%		107.99	%(e)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $0.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 6/23/2003 through 6/30/2003.

(g) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE TRUST

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$9.75		$9.75
Investment operations:
Net investment income(b)	.19		–	(c)
Net realized and unrealized gain (loss)	(.01)		–	(c)
Total from investment operations	.18		–	(c)
Distributions to shareholders from:
Net investment income	(.19)		–
Net asset value, end of period	$9.74		$9.75
Total Return(d)	1.88	%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.08	%(e)	.00	%(e)(f)
Expenses, including expense reductions and expenses assumed	.07	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.46	%(e)	.00	%(e)(f)
Net investment income	1.97	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	25.56	%(e)	30.70%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERMEDIATE TAX FREE TRUST

	Class P Shares
	Six Months Ended 3/31/2008		Year Ended 9/30					6/23/2003(a) to
	(unaudited)		2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.75		$9.81	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments								(.01)
Net asset value on SEC Effective Date, June 30, 2003								$9.99
Investment operations:
Net investment income(b)	.18		.34	.31	.28	.25		.06
Net realized and unrealized gain (loss)	–		(.06)	.02	(.17)	.01		(.05)
Total from investment operations	.18		.28	.33	.11	.26		.01
Distributions to shareholders from:
Net investment income	(.18)		(.34)	(.32)	(.26)	(.25)		(.06)
Net asset value, end of period	$9.75		$9.75	$9.81	$9.80	$9.95		$9.94
Total Return(c)								(.10	)%(d)(e)
Total Return(c)	1.83	%(d)	2.91%	3.46%	1.16%	2.65%		.11	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.23	%(d)	.47%	.47%	.47%	.46	%†	.12	%(d)†
Expenses, including expense reductions and expenses assumed	.22	%(d)	.45%	.45%	.45%	.45	%†	.12	%(d)†
Expenses, excluding expense reductions and expenses assumed	.61	%(d)	1.57%	1.77%	1.50%	2.45	%†	2.49	%(d)†
Net investment income	1.82	%(d)	3.49%	3.15%	2.83%	2.50	%†	.61	%(d)†
Supplemental Data:
Net assets, end of period (000)	$11		$11	$11	$10	$10		$10
Portfolio turnover rate	25.56	%(d)	30.70%	100.82%	42.10%	60.08%		107.99	%(d)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 6/23/2003 through 6/30/2003.

(f) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX FREE TRUST

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$5.51		$5.64	$5.66		$5.65	$5.63	$5.70
Investment operations:
Net investment income(a)	.11		.23	.22		.23	.23	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.21)		(.13)	(.01)		.01	.02	(.06)
Total from investment operations	(.10)		.10	.21		.24	.25	.18
Distributions to shareholders from:
Net investment income	(.11)		(.23)	(.23)		(.23)	(.23)	(.23)
Net realized gain	–		–	–		–	–	(.02)
Total distributions	(.11)		(.23)	(.23)		(.23)	(.23)	(.25)
Net asset value, end of period	$5.30		$5.51	$5.64		$5.66	$5.65	$5.63
Total Return(b)	(1.77	)%(f)	1.76%	3.77	%(d)	4.24%	4.54%	3.21%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.40	%(f)	.88%	.63%		.72%	.75%	.78%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.31	%(f)	.60%	.44%		.61%	.67%	.68%
Expenses, excluding expense reductions and expenses assumed	.50	%(f)	1.13%	1.08%		.72%	.75%	.78%
Net investment income	2.07	%(f)	4.04%	3.99%		3.98%	4.14%	4.26%
Supplemental Data:
Net assets, end of period (000)	$126,523		$133,599	$118,819		$103,887	$89,480	$85,441
Portfolio turnover rate	22.07	%(f)	13.29%	36.93%		24.38%	20.25%	32.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

GEORGIA TAX FREE TRUST

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.51		$5.51
Investment operations:
Net investment income(b)	.12		–	(c)
Net realized and unrealized loss	(.21)		–	(c)
Total from investment operations	(.09)		–	(c)
Distributions to shareholders from:
Net investment income	(.12)		–
Net asset value, end of period	$5.30		$5.51
Total Return(d)	(1.71	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.34	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.25	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.44	%(e)	.00	%(e)(f)
Net investment income	2.13	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	22.07	%(e)	13.29%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30		12/01/2004(a) to
	(unaudited)		2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03		$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)					.03
Net realized and unrealized gain					.17
Total from investment operations					.20
Distributions to shareholders from: Net investment income					(.03)
Net asset value on SEC Effective Date, December 30, 2004					$15.17
Investment operations:
Net investment income(b)	.38		.75	.82	.56
Net realized and unrealized gain (loss)	(1.86)		(.77)	.37	.31
Total from investment operations	(1.48)		(.02)	1.19	.87
Distributions to shareholders from: Net investment income	(.38)		(.76)	(.79)	(.63)
Net asset value, end of period	$13.17		$15.03	$15.81	$15.41
Total Return(c)					1.36	%(d)(e)
Total Return(c)	(10.00	)%(d)	(.23)%	7.97%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.68	%(d)	1.31%	.49%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(i)	.38	%(d)	.67%	.16%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.72	%(d)	1.52%	1.34%	1.00	%(h)
Net investment income	2.65	%(d)	4.75%	5.28%	4.80	%(h)
Supplemental Data:
Net assets, end of period (000)	$744,954		$959,170	$731,726	$312,948
Portfolio turnover rate	21.04	%(d)	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Amount is less than 0.01%.

(h) Annualized.

(i) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class B Shares
	Six Months Ended 3/31/2008		Year Ended 9/30		12/01/2004(a) to
	(unaudited)		2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03		$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)					.02
Net realized and unrealized gain					.17
Total from investment operations					.19
Distributions to shareholders from: Net investment income					(.02)
Net asset value on SEC Effective Date, December 30, 2004					$15.17
Investment operations:
Net investment income(b)	.35		.68	.77	.58
Net realized and unrealized gain (loss)	(1.86)		(.78)	.37	.29
Total from investment operations	(1.51)		(.10)	1.14	.87
Distributions to shareholders from: Net investment income	(.34)		(.68)	(.74)	(.63)
Net asset value, end of period	$13.18		$15.03	$15.81	$15.41
Total Return(c)					1.29	%(d)(e)
Total Return(c)	(10.17	)%(d)	(.74)%	7.62%	5.80	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.93	%(d)	1.77%	.80%	.22	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(h)	.62	%(d)	1.13%	.47%	.07	%(d)
Expenses, excluding expense reductions and expenses assumed	1.10	%(d)	2.24%	1.96%	1.85	%(g)
Net investment income	2.44	%(d)	4.29%	4.99%	4.74	%(g)
Supplemental Data:
Net assets, end of period (000)	$10		$11	$11	$10
Portfolio turnover rate	21.04	%(d)	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Annualized.

(h) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class C Shares
	Six Months Ended 3/31/2008		Year Ended 9/30		12/01/2004(a) to
	(unaudited)		2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03		$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)					.02
Net realized and unrealized gain					.17
Total from investment operations					.19
Distributions to shareholders from: Net investment income					(.02)
Net asset value on SEC Effective Date, December 30, 2004					$15.17
Investment operations:
Net investment income(b)	.34		.67	.76	.56
Net realized and unrealized gain (loss)	(1.86)		(.77)	.38	.31
Total from investment operations	(1.52)		(.10)	1.14	.87
Distributions to shareholders from: Net investment income	(.34)		(.68)	(.74)	(.63)
Net asset value, end of period	$13.17		$15.03	$15.81	$15.41
Total Return(c)					1.29	%(d)(e)
Total Return(c)	(10.25	)%(d)	(.74)%	7.62%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.94	%(d)	1.81%	.88%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(i)	.63	%(d)	1.17%	.54%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	1.04	%(d)	2.17%	1.98%	1.78	%(h)
Net investment income	2.41	%(d)	4.25%	4.98%	4.79	%(h)
Supplemental Data:
Net assets, end of period (000)	$433,934		$538,419	$349,911	$125,319
Portfolio turnover rate	21.04	%(d)	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Amount is less than 0.01%.

(h) Annualized.

(i) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class F Shares
	Six Months Ended 3/31/2008 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$15.03		$15.03
Investment operations:
Net investment income(b)	.39		–	(c)
Net realized and unrealized gain (loss)	(1.88)		–	(c)
Total from investment operations	(1.49)		–	(c)
Distributions to shareholders from: Net investment income	(.38)		–
Net asset value, end of period	$13.16		$15.03
Total Return(d)	(10.03	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.65	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.34	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.67	%(e)	.00	%(e)(f)
Net investment income (loss)	2.86	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$1,168		$10
Portfolio turnover rate	21.04	%(e)	24.92%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Class P Shares
	Six Months Ended 3/31/2008		Year Ended 9/30		12/01/2004(a) to
	(unaudited)		2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.04		$15.82	$15.42	$15.00
Investment operations:
Net investment income(b)					.03
Net realized and unrealized gain					.17
Total from investment operations					.20
Distributions to shareholders from: Net investment income					(.03)
Net asset value on SEC Effective Date, December 30, 2004					$15.17
Investment operations:
Net investment income(b)	.38		.75	.83	.58
Net realized and unrealized gain (loss)	(1.86)		(.77)	.36	.30
Total from investment operations	(1.48)		(.02)	1.19	.88
Distributions to shareholders from: Net investment income	(.38)		(.76)	(.79)	(.63)
Net asset value, end of period	$13.18		$15.04	$15.82	$15.42
Total Return(c)					1.34	%(d)(e)
Total Return(c)	(9.98	)%(d)	(.25)%	7.94%	5.86	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.67	%(d)	1.32%	.47%	.18	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(h)	.37	%(d)	.66%	.13%	.03	%(d)
Expenses, excluding expense reductions and expenses assumed	.82	%(d)	1.73%	1.45%	1.34	%(g)
Net investment income	2.69	%(d)	4.77%	5.41%	4.80	%(g)
Supplemental Data:
Net assets, end of period (000)	$10		$12	$12	$11
Portfolio turnover rate	21.04	%(d)	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Annualized.

(h) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX FREE TRUST

	Class A Shares
	Six Months Ended 3/31/2008		Year Ended 9/30
	(unaudited)		2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$5.13		$5.24	$5.30		$5.28	$5.27	$5.37
Investment operations:
Net investment income(a)	.11		.22	.22		.22	.22	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–		–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.18)		(.11)	(.06)		.02	.01	(.10)
Total from investment operations	(.07)		.11	.16		.24	.23	.13
Distributions to shareholders from:
Net investment income	(.11)		(.22)	(.22)		(.22)	(.22)	(.23)
Net asset value, end of period	$4.95		$5.13	$5.24		$5.30	$5.28	$5.27
Total Return(b)	(1.41	)%(f)	2.10%	3.10	%(d)	4.57%	4.48%	2.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.52	%(f)	1.11%	.86%		.96%	1.02%	1.00%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.41	%(f)	.77%	.67%		.88%	.97%	.94%
Expenses, excluding expense reductions and expenses assumed	.52	%(f)	1.24%	1.12%		1.00%	1.02%	1.00%
Net investment income	2.14	%(f)	4.23%	4.19%		4.06%	4.20%	4.37%
Supplemental Data:
Net assets, end of period (000)	$91,158		$94,138	$93,770		$97,069	$95,954	$99,280
Portfolio turnover rate	22.46	%(f)	32.18%	42.20%		20.59%	27.03%	28.95%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

PENNSYLVANIA TAX FREE TRUST

	Class F Shares
	Six Months Ended 3/31/08 (unaudited)		9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.13		$5.13
Investment operations:
Net investment income(b)	.11		–	(c)
Net realized and unrealized loss	(.18)		–	(c)
Total from investment operations	(.07)		–	(c)
Distributions to shareholders from:
Net investment income	(.11)		–
Net asset value, end of period	$4.95		$5.13
Total Return(d)	(1.36	)%(e)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.45	%(e)	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.33	%(e)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.46	%(e)	.00	%(e)(f)
Net investment income (loss)	2.21	%(e)	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10		$10
Portfolio turnover rate	22.46	%(e)	32.18%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the "Company") and Lord Abbett Municipal Income Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts business trust on September 11, 1991 and was reorganized as a Delaware statutory trust on July 22, 2002.

The Company consists of the following seven portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett National Tax-Free Income Fund ("National")	A,B,C,F,I and P
Lord Abbett California Tax-Free Income Fund ("California")	A,C,F and P
Lord Abbett Connecticut Tax-Free Income Fund ("Connecticut")	A,F and P
Lord Abbett Hawaii Tax-Free Income Fund ("Hawaii")	A,F and P
Lord Abbett Missouri Tax-Free Income Fund ("Missouri")	A,F and P
Lord Abbett New Jersey Tax-Free Income Fund ("New Jersey")	A,F and P
Lord Abbett New York Tax-Free Income Fund ("New York")	A,C,F and P

The Trust consists of the following four portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett Intermediate Tax-Free Fund ("Intermediate")	A,B,C,F and P
Georgia Series ("Georgia")	A,F and P
Lord Abbett High Yield Municipal Bond Fund ("High Yield")	A,B,C,F,I and P
Pennsylvania Series ("Pennsylvania")	A,F and P

Each Fund is non-diversified as defined under the Act, except for National and Intermediate. As of the date of this report, only Intermediate and High Yield have issued Class P shares, and National and High Yield have been authorized to issue but have not issued Class I shares.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from Federal income tax as is consistent with reasonable risk. Each Fund (except for National, Intermediate and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from Federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, F, I and P shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

Notes to Financial Statements (unaudited)(continued)

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Company and Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F and P shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called "initial margin." Subsequent payments called "variation margin" are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for Federal income tax purposes at fiscal year-end. As of March 31, 2008, each Fund except Intermediate had open futures contracts.

Notes to Financial Statements (unaudited)(continued)

(g)  When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

(h)  Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to a Fund which made the transfer or to affiliates of the Fund. Each Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standard No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in a Fund's Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At March 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the liability for trust certificates and the range of interest rates for such certificates were:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs
National	$50,306,332	2.13% - 3.21%	$96,717,471
California	17,900,000	2.13% - 2.77%	35,890,614
Hawaii	5,040,000	4.04%	10,179,590
Missouri	5,000,000	2.24%	10,125,100
New York	15,001,430	2.23% - 2.29%	30,122,980
Georgia	6,270,000	2.24%	12,587,777
High Yield	148,812,000	2.13% - 4.04%	266,967,416
Pennsylvania	5,690,000	2.29%	11,565,153

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investment in TOB Residuals likely will adversely affect a Fund's net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund's net asset values per share.

Notes to Financial Statements (unaudited)(continued)

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett"), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fee is based on each Fund's average daily net assets at the following annual rates, for all Funds, other than Intermediate and High Yield:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for Intermediate is based on the Fund's average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

The management fee for High Yield is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

For the six months ended March 31, 2008, the effective management fee paid to Lord Abbett was at the following annualized rates of each Fund's average daily net assets:

Effective management fee rate
National	0.45%
California	0.45%
Connecticut	0.45%
Hawaii	0.45%
Missouri	0.45%
New Jersey	0.45%
New York	0.45%
Intermediate	0.40%
Georgia	0.45%
High Yield	0.49%
Pennsylvania	0.45%

Notes to Financial Statements (unaudited)(continued)

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

For the period from February 1, 2008 through January 31, 2009, Lord Abbett has contractually agreed to reimburse expenses for each Fund, other than Intermediate and High Yield, to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.95%
B	1.60%
C	1.60%
F	0.70%
I	0.60%
P	1.05%

For the fiscal year ending September 30, 2008, Lord Abbett is voluntarily reimbursing approximately an additional $19,000, $181,000, $160,000, $65,000, $9,000, $164,000, and $400, of expenses for National, Connecticut, Hawaii, Missouri, New York, Georgia, and Pennsylvania, respectively. Lord Abbett may stop the voluntary reimbursements at any time.

For the period from February 1, 2008, through January 31, 2009, Lord Abbett has contractually agreed to reimburse expenses for Intermediate to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.25%
B	1.00%
C	1.00%
F	0.10%
P	0.45%

For the fiscal year ending September 30, 2008, Lord Abbett has voluntarily agreed to reimburse expenses for High Yield to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.80	%(1)
B	1.30	%(2)
C	1.30	%(2)
F	0.70	%(3)
I	0.60	%(4)
P	0.80	%(5)

(1) For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.75% of average daily net assets.

(2) For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 1.25% of average daily net assets.

(3) For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.65% of average daily net assets.

(4) For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.55% of average daily net assets.

(5) For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.75% of average daily net assets.

Notes to Financial Statements (unaudited)(continued)

Lord Abbett may stop the voluntary reimbursements at any time.

12b-1 Distribution Plan

The Funds have adopted a distribution plan with respect to Class A, B, C, F and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A	Class B	Class C(1)	Class F	Class P
Service	.15%	.25%	.25%	–	.20%
Distribution	.05%	.75%	.75%	.10%	.25%

(1) The Rule 12b-1 fee each Fund pays on Class C shares is at a blended rate calculated based on 1.00% of each Fund's average daily net assets attributable to Class C shares held for less than one year and 0.80% of each Fund's average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the six months ended March 31, 2008:

	Distributor Commissions	Dealers' Concessions
National	$101,938	$488,100
California	18,607	88,000
Connecticut	22,409	105,323
Hawaii	29,932	137,706
Missouri	27,543	130,134
New Jersey	11,078	48,101
New York	20,440	97,364
Intermediate	6,188	30,218
Georgia	28,442	143,892
High Yield	211,750	987,950
Pennsylvania	11,222	54,506

Distributor received the following amount of CDSCs for the six months ended March 31, 2008:

	Class A	Class C
National	$35,934	$7,693
California	1,281	2,477
Connecticut	3,117	–
New Jersey	–	3,295
New York	19,528	5,746
Intermediate	1,342	496
Georgia	3,221	–
High Yield	180,101	122,362

Two Directors/Trustees and certain of the Company's and Trust's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if

Notes to Financial Statements (unaudited)(continued)

any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of the distributions paid during the six months ended March 31, 2008 and the fiscal year ended September 30, 2007 were as follows:

	National		California
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$18,043,937	$24,670,467	$3,475,701	$6,806,121
Total distributions paid	$18,043,937	$24,670,467	$3,475,701	$6,806,121
	Connecticut		Hawaii
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$2,830,144	$5,002,339	$2,279,932	$3,959,084
Total distributions paid	$2,830,144	$5,002,339	$2,279,932	$3,959,084
	Missouri		New Jersey
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$3,391,851	$6,551,621	$2,814,286	$5,377,981
Total distributions paid	$3,391,851	$6,551,621	$2,814,286	$5,377,981
	New York		Intermediate
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$5,718,499	$10,846,575	$620,210	$507,176
Total distributions paid	$5,718,499	$10,846,575	$620,210	$507,176

Notes to Financial Statements (unaudited)(continued)

	Georgia		High Yield
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$2,720,803	$5,293,542	$33,209,584	$65,289,967
Total distributions paid	$2,720,803	$5,293,542	$33,209,584	$65,289,967

	Pennsylvania
	Six Months Ended 3/31/2008 (unaudited)	Year Ended 9/30/2007
Distributions paid from:
Tax-exempt income	$1,992,108	$3,977,593
Total distributions paid	$1,992,108	$3,977,593

As of September 30, 2007, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2008	2009	2011	2012	2013	2014	2015	Total
California	$1,876,106	$-	$34,990	$777,657	$-	$-	$429,137	$3,117,890
Connecticut	610,291	518,107	-	457,625	-	99,211	349,983	2,035,217
Hawaii	424,033	268,000	-	1,593,681	-	-	49,609	2,335,323
Missouri	-	-	-	-	-	1,242	363,566	364,808
New Jersey	1,929,789	-	405,467	1,576,989	-	87,412	-	3,999,657
New York	-	-	-	-	-	701,927	-	701,927
Intermediate	-	-	-	74,668	63,298	16,132	140,520	294,618
Georgia	-	-	-	37,356	-	4,081	820,773	862,210
High Yield	-	-	-	-	-	1,759,893	9,152,078	10,911,971
Pennsylvania	432,621	-	1,955	225,617	-	12,879	-	673,072

On December 14, 2007, the National Tax-Free Income Fund ("National") of the Lord Abbett Municipal Fund acquired the net assets of the Florida, Michigan, Minnesota, Texas, and Washington Tax-Free Funds. As of December 14, 2007, the capital loss carryforwards of National, including all acquired capital loss carryforwards, were as follows:

2008	2009	2010	2011	2012	2013	2014	2015	Total
$11,467,449	$216,704	$806,580	$1,807,613	$4,214,676	$112,599	$1,000,976	$1,179,825	$20,806,422

As of March 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
National	$911,984,527	$25,436,996	$(43,715,432)	$(18,278,436)
California	160,765,053	4,326,072	(7,722,154)	(3,396,082)
Connecticut	127,917,855	2,778,531	(5,114,408)	(2,335,877)
Hawaii	112,563,434	3,396,027	(3,306,433)	89,594
Missouri	157,615,319	3,075,560	(5,669,585)	(2,594,025)
New Jersey	127,758,812	2,521,645	(6,449,556)	(3,927,911)
New York	267,715,521	6,567,207	(11,040,311)	(4,473,104)
Intermediate	57,176,941	483,743	(454,213)	29,530

Notes to Financial Statements (unaudited)(continued)

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Georgia	126,849,173	2,502,475	(4,524,793)	(2,022,318)
High Yield	1,312,440,065	1,590,628	(160,926,958)	(159,336,330)
Pennsylvania	90,917,191	2,908,720	(3,879,407)	(970,687)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to tax treatment of accretion, tender option bond trusts and other temporary adjustments.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2008 are as follows:

	Purchases	Sales
National	$453,240,312	$398,438,353
California	36,709,026	41,608,554
Connecticut	20,003,013	33,108,110
Hawaii	16,793,207	6,282,890
Missouri	25,232,366	30,794,278
New Jersey	17,927,632	31,480,235
New York	52,925,068	48,124,413
Intermediate	41,363,988	8,909,490
Georgia	29,552,719	37,945,906
High Yield	313,434,926	578,286,804
Pennsylvania	22,153,846	26,069,592

There were no purchases or sales of U.S. Government securities for the six months ended March 31, 2008.

6. DIRECTORS'/TRUSTEES' REMUNERATION

The Company's and Trust's officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors'/Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors'/Trustees' fees on the Statements of Operations and in Directors'/Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.
7. EXPENSE REDUCTIONS

The Company and Trust have entered into agreements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

Notes to Financial Statements (unaudited)(continued)

8. LINE OF CREDIT

High Yield, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .08%. As of March 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the six months ended March 31, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's and Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for short-term bonds. As a result, the Funds, which tend to invest in longer-term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.

Additional risks that could reduce each Fund's performance or increase volatility include call risk, governmental risk, legislative risk, management risk and credit risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called "lower rated bonds" or "junk bonds"). High Yield invests a significant portion of its assets in such bonds. The National Fund may invest up to 35% and all other Funds may invest up to 20% in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National and Intermediate) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Intermediate and High Yield, focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states, such as National, Intermediate and High Yield. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or

Notes to Financial Statements (unaudited)(continued)

developments in the U.S. economy or in foreign economies or significant world events may harm the performance of each Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund (except for High Yield) may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). High Yield may invest up to 100% of its net assets in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest no more than 20% of its net assets in TOB Residuals, except High Yield, which may invest of to 100% in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond ("RIB"), is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities.

In addition, loss may result from a Fund's investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or shares of beneficial interest are as follows:

National	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,263,194	$144,699,793	8,453,803	$95,526,810
Converted from Class B*	83,911	921,326	250,400	2,859,901
Reinvestment of distributions	982,489	10,728,282	1,361,298	15,544,207
Shares reacquired	(9,666,202)	(105,443,899)	(6,196,381)	(70,281,620)
Shares issued with merger	24,469,961	266,120,610	-	-
Increase	29,133,353	$317,026,112	3,869,120	$43,649,298
Class B Shares
Shares sold	226,831	$2,477,185	396,931	$4,544,848
Reinvestment of distributions	21,034	231,234	42,214	484,110
Shares reacquired	(273,065)	(2,991,225)	(494,724)	(5,671,420)
Converted to Class A*	(83,606)	(921,326)	(249,465)	(2,859,901)
Decrease	(108,806)	$(1,204,132)	(305,044)	$(3,502,363)

Notes to Financial Statements (unaudited)(continued)

National	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	3,069,840	$33,418,916	1,349,224	$15,280,830
Reinvestment of distributions	46,716	511,747	69,623	796,572
Shares reacquired	(1,180,599)	(12,869,302)	(671,860)	(7,647,735)
Shares issued with merger	542,967	5,918,398	-	-
Increase	2,478,924	$26,979,759	746,987	$8,429,667
Class F Shares			Period Ended September 30, 2007†
Shares sold	2,078	$22,025	899	$10,000
Reinvestment of distributions	19	198	-	-
Increase	2,097	$22,223	899	$10,000
California	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,281,892	$13,330,801	1,394,748	$15,046,766
Reinvestment of distributions	200,314	2,088,393	380,078	4,112,677
Shares reacquired	(1,091,907)	(11,372,779)	(2,489,292)	(26,931,490)
Increase (decrease)	390,299	$4,046,415	(714,466)	$(7,772,047)
Class C Shares
Shares sold	264,226	$2,722,838	376,919	$4,071,437
Reinvestment of distributions	9,936	103,772	16,818	182,002
Shares reacquired	(243,759)	(2,523,137)	(331,490)	(3,516,037)
Increase	30,403	$303,473	62,247	$737,402
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$21	946	$10,000
Reinvestment of distributions	18.108	188	-	-
Increase	20.108	$209	946	$10,000
Connecticut	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,044,607	$20,700,964	5,451,585	$56,776,772
Reinvestment of distributions	173,829	1,767,163	276,232	2,870,395
Shares reacquired	(2,589,386)	(26,124,859)	(1,625,593)	(16,928,364)
Increase (decrease)	(370,950)	$(3,656,732)	4,102,224	$42,718,803
			Period Ended September 30, 2007†
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	2	$21	975	$10,000
Reinvestment of distributions	18.200	188	-	-
Increase	20.200	$209	975	$10,000

Notes to Financial Statements (unaudited)(continued)

Hawaii	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,344,466	$16,433,363	4,459,633	$22,137,362
Reinvestment of distributions	306,480	1,500,666	537,418	2,674,811
Shares reacquired	(833,335)	(4,063,433)	(2,081,102)	(10,353,689)
Increase	2,817,611	$13,870,596	2,915,949	$14,458,484
Class F Shares			Period Ended September 30, 2007†
Shares sold	8,067	$40,010	2,032	$10,000
Reinvestment of distributions	63	305	-	-
Shares reacquired	(8,091)	(38,843)	-	-
Increase	39	$1,472	2,032	$10,000
Missouri	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,712,822	$13,965,052	3,141,867	$16,592,435
Reinvestment of distributions	551,422	2,835,816	1,034,675	5,472,262
Shares reacquired	(2,267,899)	(11,575,347)	(3,562,677)	(18,822,721)
Increase	996,345	$5,225,521	613,865	$3,241,976
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$10	1,923	$10,000
Reinvestment of distributions	36	183	-	-
Increase	38	$193	1,923	$10,000
New Jersey	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,585,728	$12,787,070	3,146,283	$16,074,714
Reinvestment of distributions	337,078	1,668,419	559,288	2,863,768
Shares reacquired	(3,266,014)	(16,015,092)	(3,176,536)	(16,205,959)
Increase (decrease)	(343,208)	$(1,559,603)	529,035	$2,732,523
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$10	2,000	$10,000
Reinvestment of distributions	39	190	-	-
Increase	41	$200	2,000	$10,000
New York	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,089,775	$33,422,622	3,710,029	$41,336,282
Reinvestment of distributions	276,701	2,997,750	544,993	6,091,641
Shares reacquired	(3,135,019)	(34,085,344)	(2,731,193)	(30,441,302)
Increase	231,457	$2,335,028	1,523,829	$16,986,621

Notes to Financial Statements (unaudited)(continued)

New York	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,033,711	$11,147,149	1,245,365	$13,875,240
Reinvestment of distributions	19,998	216,236	27,137	302,779
Shares reacquired	(302,040)	(3,243,339)	(427,155)	(4,747,357)
Increase	751,669	$8,120,046	845,347	$9,430,662
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$22	912	$10,000
Reinvestment of distributions	18	188	-	-
Increase	20	$210	912	$10,000
Intermediate	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,525,737	$34,489,241	1,371,763	$13,284,726
Converted from Class B*	8,805	85,820	2,164	21,139
Reinvestment of distributions	19,082	186,605	23,696	231,140
Shares reacquired	(1,064,201)	(10,458,818)	(386,523)	(3,759,425)
Increase	2,489,423	$24,302,848	1,011,100	$9,777,580
Class B Shares
Shares sold	55,970	$547,681	21,048	$204,846
Reinvestment of distributions	627	6,129	925	9,020
Shares reacquired	(25,645)	(252,605)	(24,013)	(233,675)
Converted to Class A*	(8,817)	(85,820)	(2,166)	(21,139)
Increase (decrease)	22,135	$215,385	(4,206)	$(40,948)
Class C Shares
Shares sold	1,374,448	$13,424,159	249,723	$2,421,642
Reinvestment of distributions	3,907	38,193	3,167	30,836
Shares reacquired	(451,394)	(4,445,994)	(100,685)	(981,118)
Increase	926,961	$9,016,358	152,205	$1,471,360
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$22	1,026	$10,000
Reinvestment of distributions	17.328	171	-	-
Increase	19.328	$193	1,026	$10,000
Class P Shares			Year Ended September 30, 2007
Shares sold	1	$1	5	$50
Reinvestment of distributions	20	207	38	372
Increase	21	$208	43	$422
Georgia	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,499,146	$13,623,266	6,132,708	$34,371,109
Reinvestment of distributions	383,762	2,099,270	740,144	4,150,091
Shares reacquired	(3,253,922)	(17,750,087)	(3,708,747)	(20,679,856)
Increase (decrease)	(371,014)	$(2,027,551)	3,164,105	$17,841,344

Notes to Financial Statements (unaudited)(continued)

Georgia	Six Months Ended March 31, 2008 (unaudited)		Period Ended September 30, 2007†
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	2	$11	1,815	$10,000
Reinvestment of distributions	33	183	-	-
Increase	35	$194	1,815	$10,000
High Yield	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,142,335	$214,025,595	34,630,314	$544,824,022
Reinvestment of distributions	990,385	14,190,890	1,733,048	27,289,077
Shares reacquired	(23,364,250)	(333,095,548)	(18,841,823)	(292,617,103)
Increase (decrease)	(7,231,530)	$(104,879,063)	17,521,539	$279,495,996
Class B Shares
Shares sold	-	$-	3.000	$73
Reinvestment of distributions	18	257	32.235	504
Increase	18	$257	35.235	$577
Class C Shares
Shares sold	7,578,554	$107,131,294	19,041,903	$300,109,186
Reinvestment of distributions	355,072	5,085,166	581,858	9,155,082
Shares reacquired	(10,806,991)	(153,905,900)	(5,937,759)	(91,668,073)
Increase (decrease)	(2,873,365)	$(41,689,440)	13,686,002	$217,596,195
Class F Shares			Period Ended September 30, 2007†
Shares sold	93,729	$1,301,762	665.336	$10,000
Reinvestment of distributions	30	414	-	-
Shares reacquired	(5,619)	(73,306)	-	-
Increase	88,140	$1,228,870	665.336	$10,000
Class P Shares			Year Ended September 30, 2007
Shares sold	-	$3	4	$56
Reinvestment of distributions	20	289	36	564
Increase	20	$292	40	$620
Pennsylvania	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	826,663	$4,206,418	1,954,754	$10,174,874
Reinvestment of distributions	229,429	1,169,750	455,533	2,372,379
Shares reacquired	(991,674)	(5,039,442)	(1,961,825)	(10,204,037)
Increase	64,418	$336,726	448,462	$2,343,216
Class F Shares			Period Ended September 30, 2007†
Shares sold	2	$10	1,950	$10,000
Reinvestment of distributions	36	186	-	-
Increase	38	$196	1,950	$10,000

* Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

† For the period September 28, 2007 (commencement of investment operations) to September 30, 2007.

Notes to Financial Statements (unaudited)(continued)

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective March 31, 2008, the Funds adopted FIN 48. The adoption of FIN 48 has not resulted in a material impact on the Funds' net assets, results of operations and financial statement disclosures. The Funds file U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Funds' tax returns remain open for examination for the years ended September 30, 2004 through September 30, 2007.

In September 2006, FASB issued FASB Statement No. 157, Fair Value Measurements ("SFAS 157"), and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

In March 2008, FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

13. REORGANIZATIONS

On December 14, 2007, the National Tax-Free Income Fund (the "National Fund") of Lord Abbett Municipal Income Fund acquired the net assets of each of the funds listed below (the "Acquired Funds"), pursuant to a plan of reorganization approved by each Acquired Fund's shareholders on December 7, 2007. The acquisition was accomplished by a tax-free exchange of 25,012,928 shares (valued at $272,039,008) of the National Fund and 48,464,294 shares of the Acquired Funds outstanding on December 14, 2007. The Acquired Funds' net assets at the date of the acquisition, including $9,715,561 of unrealized appreciation, $71,879 of undistributed (distributions in excess of) net investment income, and $6,124,743 of accumulated net realized losses, were combined with those of the National Fund. Total shares issued by the National Fund and total net assets of the Acquired Funds, including appreciation, undistributed (distributions in excess of) net investment income, and accumulated net realized losses were as follows:

Acquired Fund	Shares Issued by the National Fund	Shares Exchanged	Net Unrealized Appreciation	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Total Net Assets of the Acquired Funds
Florida Tax-Free Trust	5,146,181	12,217,989	$2,215,977	$5,294	$1,222,409	$55,980,192
Michigan Tax-Free Trust	5,868,887	12,391,978	2,543,473	36,665	705,755	63,826,490
Minnesota Tax-Free Income Fund	4,248,857	9,290,026	96,548	4,182	1,171,794	46,208,019
Texas Tax-Free Income Fund	6,254,984	6,985,424	2,955,039	(9,352)	1,519,516	68,025,455
Washington Tax-Free Income Fund	3,494,019	7,578,877	1,904,524	35,090	1,505,269	37,998,852

Notes to Financial Statements (unaudited)(concluded)

The total net assets of the National Fund immediately before the transfer were $631,591,891. Total net assets of the Acquired Funds immediately before the transfer were $272,039,008. Total net assets of the National Fund immediately after the transfer were $903,630,899.

14. SUBSEQUENT EVENTS

Effective April 1, 2008, the maximum front-end sales charge applicable to Class A shares of the Intermediate Tax Free Fund will be reduced from 3.25% to 2.25%.

Effective April 15, 2008, Lord Abbett is no longer voluntarily reimbursing expenses on High Yield Fund for Classes A, F, P, and I. For Classes B and C, Lord Abbett will voluntarily reimburse expenses to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed an annual rate of 1.33%.

Supplemental Proxy Information (unaudited)

A joint special meeting of the shareholders (the "Meeting") of each of the Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund (each, an "Acquired Fund" and collectively, the "Acquired Funds") was held on December 7, 2007. The Florida Tax Free Trust and Michigan Tax Free Trust are series of the Lord Abbett Municipal Income Trust (the "Trust"). The Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund are series of the Lord Abbett Municipal Income Fund, Inc. (the "Company").

The joint meeting for the Acquired Funds was held for the purpose of approving an Agreement and Plan of Reorganization between each Acquired Fund and the National Tax Free Fund, a series of the Company (the "Acquiring Fund"), providing for: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (b) the distribution of such shares to the shareholders of the Acquired Fund; and (c) the termination of the Acquired Fund.

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Abstentions
1. Proposal – Florida Tax Free Trust – Approval of an Agreement and Plan of Reorganization between the Florida Series and the Lord Abbett National Tax-Free Income Fund.	6,658,774.267	575,148.877	163,017.288
2. Proposal – Michigan Tax Free Trust – Approval of an Agreement and Plan of Reorganization between the Michigan Series and the Lord Abbett National Tax-Free Income Fund.	6,847,514.686	1,110,075.468	494,647.564
3. Proposal – Minnesota Tax Free Fund – Approval of an Agreement and Plan of Reorganization between the Minnesota Tax-Free Income Fund and the Lord Abbett National Tax-Free Income Fund.	4,647,336.172	1,249,333.448	388,254.000
4. Proposal – Texas Tax Free Fund – Approval of an Agreement and Plan of Reorganization between the Texas Tax-Free Income Fund and the Lord Abbett National Tax-Free Income Fund.	3,755,000.942	121,853.670	209,951.980
5. Proposal – Washington Tax Free Fund – Approval of an Agreement and Plan of Reorganization between the Washington Tax-Free Income Fund and the Lord Abbett National Tax-Free Income Fund.	4,550,330.668	441,388.376	286,457.803

Approval of Advisory Contracts

At meetings held on December 12 and 13, 2007, the Board of the Company, including all of the Directors who are not interested persons of the Company or Lord Abbett, and the Board of the Trust, including all of the Trustees who are not interested persons of the Trust or Lord Abbett, considered whether to approve the continuation of the existing management agreements between each of their respective Funds and Lord Abbett. In addition to the materials the Boards had reviewed throughout the course of the year, each Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. Each Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management teams conducted by members of the Contracts Committee during the year.

The materials received by each Board as to each of its respective Funds included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ended September 30, 2007, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. Each Board considered the investment management services provided by Lord Abbett to each of its respective Funds, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. Each Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. Each Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. Each Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. Each Board reviewed the investment performance of each of its Funds in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures.

The Board of the Company observed that the investment performance of the Class A shares of the National Tax Free Fund was in the fifth quintile of its performance universe for the nine-month and one-year periods, in the third quintile for the three-year and five-year periods, and in the second quintile for the ten-year period. The Board also observed that the investment performance was below that of the Lipper General Municipal Debt Index for each of those periods.

The Board of the Company observed that the investment performance of the Class A shares of the California Tax Free Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year, three-year, and five-year periods, and in the third quintile for the ten-year period. The Board also observed that the investment performance was below that of the Lipper California Municipal Debt Funds Index for each of those periods.

The Board of the Company observed that the investment performance of the Class A shares of the Connecticut Tax Free Fund was in the fourth quintile of its performance universe for the nine-month period, in the third quintile for the one-year and ten-year periods, in the second quintile for the three-year period, and in the first quintile for the five-year period. The Board also observed that there was no Lipper index for the Connecticut municipal debt investment objective.

The Board of the Trust observed that the investment performance of the Class A shares of the Georgia Tax Free Fund was in the fifth quintile of its performance universe for the nine-month period, in the third quintile for the one-year period, in the second quintile for the three-year and five-year periods, and in the first quintile for the ten-year period. The Board also observed that there was no Lipper index for the Georgia municipal debt investment objective.

The Board of the Trust observed that the investment performance of the Class A shares of the Hawaii Tax Free Fund was in the fourth quintile of its performance universe for the nine-month and five-year periods, in the third quintile for the one-year and ten-year periods, and in the first quintile for the three-year period. The Board also observed that there was no Lipper index for the Hawaii municipal debt investment objective.

The Board of the Company observed that the investment performance of the Class A shares of the Missouri Tax Free Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the second quintile for the three-year period, and in the third quintile for the five-year and ten-year periods. The Board also observed that there was no Lipper index for the Missouri municipal debt investment objective.

The Board of the Company observed that the investment performance of the Class A shares of the New Jersey Tax Free Fund was in the fifth quintile of its performance universe for the nine-month, one-year, and five-year periods and in the fourth quintile for the three-year and ten-year periods. The Board also observed that the investment performance was below that of the Lipper New Jersey Municipal Debt Funds Index for each of those periods.

The Board of the Company observed that the investment performance of the Class A shares of the New York Tax Free Fund was in the fourth quintile of its performance universe for the nine-month, one-year, and three-year periods, in the third quintile for the five-year period, and in the second quintile for the ten-year period. The Board also observed that the investment performance was below that of the Lipper New York Municipal Debt Funds Index for the nine-month, one-year, three-year, and five-year periods and above that of the Index for the ten-year period.

The Board of the Trust observed that the investment performance of the Class A shares of the Pennsylvania Tax Free Fund was in the fourth quintile of its performance universe for the nine-month period, in the second quintile for the one-year and ten-year periods, and in the third quintile for the three-year and five-year periods. The Board also observed that the investment performance was below that of the Lipper Pennsylvania Municipal Debt Funds Index for each of those periods.

The Board of the Trust noted that the Intermediate Tax Free Fund had changed its investment approach in 2007 and as a result Lipper had changed its classification from insured municipal debt funds to intermediate municipal debt funds. Accordingly, the Board considered the operations of the Fund in relationship to two different performance universes and expense peer groups, the first composed of intermediate municipal debt funds and the second composed of insured municipal debt funds. The Board also noted that the Fund had commenced investment operations in June 2003 and thus it was not possible to reach definitive conclusions regarding its investment performance. The Board observed that the investment performance of the Class A shares of the Fund was in the second quintile of the first performance universe for the nine-month and three-year periods and in the first quintile for the one-year period. The Board also observed that the investment performance was above that of the Lipper Intermediate Municipal Funds Index for the nine-month and one-year periods and below that of the Index for the three-year period. The Board also observed that the investment performance was in the first quintile of the second performance universe for the nine-month and one-year periods and in the fourth quintile for the three-year period. The Board also observed that the investment performance was above that of the Lipper Insured Municipal Fund Index for the nine-month and one-year periods and below that of the Index for the three-year period.

The Board of the Trust noted that the High Yield Municipal Income Fund commenced investment operations in December 2004 and thus it was not possible to reach definitive conclusions regarding its investment performance. The Board observed that the investment performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, and in the second quintile for the period since inception. The Board also observed that the investment performance was below that of the Lipper High Yield Municipal Debt Fund Index for the nine-month and one-year periods and above that of the Index for the period since inception. The Board also noted that the Fund invests to a greater degree in below investment grade bonds than most or all of its competitors, which contributed to the recent underperformance.

Lord Abbett's Personnel and Methods. Each Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, each Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Boards noted that Lord Abbett had hired Daniel Solender in 2006 to head up Lord Abbett's municipal investing activities. Each Board determined that Lord Abbett had the expertise and resources to manage each of the Funds effectively.

Nature and Quality of Other Services. As to each of their respective Funds, each Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Funds' transfer agent and custodian.

Expenses. As to each of their respective Funds, each Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders.

As to the National Tax Free Fund, the Board of the Company observed the shareholders of five other Funds investing in municipal bonds had voted to approve the reorganization of each such Fund into the National Tax Free Fund. Accordingly, the Board considered management fee and expense information both as to the National Tax Free Fund at September 30, 2007 and pro forma assuming the reorganization of those five Funds into the National Tax Free Fund. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95%, the total expense ratios of

Class B and Class C to not more than 1.60%, the total expense ratio of Class F to not more than 0.70%, and the total expense ratio of Class I to not more than 0.60%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.765%, the total expense ratio of Class B to 1.49%, the total expense ratio of Class C to 1.40%, the total expense ratio of Class F to 0.59%, and the total expense ratio of Class I to 0.49%, in each case excluding interest expense. The Board observed that the contractual and actual management and administrative services fees were approximately one basis point above the median of the peer group. The Board observed that at September 30, 2007 the total expense ratios of Class A and Class B were approximately nine basis points below the median of the peer group, the total expense ratio of Class C was approximately eighteen basis points below the median of the peer group, the total expense ratio of Class F was approximately one basis point below the median of the peer group, and the total expense ratio of Class I was approximately nine basis points below the median of the peer group. As to the comparison based on pro forma assets, the Board noted that the contractual and actual management and administrative services fees were approximately the same as the median of the peer group. The Board observed that the total expense ratio of Class A was approximately nine basis points below the median of the peer group, the total expense ratio of Class B was approximately ten basis points below the median of the peer group, the total expense ratio of Class C was approximately nineteen basis points below the median of the peer group, the total expense ratio of Class F was approximately two basis points below the median of the peer group, and the total expense ratio of Class I was approximately eight basis points below the median of the peer group.

As to the California Tax Free Fund, the Board of the Company noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund limiting the total expense ratio of Class A to not more than 0.95%, the total expense ratio of Class C to not more than 1.60%, and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements of expenses so that the total expense ratio of Class A was 0.865%, the total expense ratio of Class C was 1.49%, and the total expense ratio of Class F was 0.69%, in each case excluding interest expense. The Board observed that the contractual and actual management and administrative services fees were approximately the same as the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately one basis point above the median of the peer group, the total expense ratio of Class C was approximately ten basis points below the median of the peer group, and the total expense ratio of Class F was approximately fourteen basis points above the median of the peer group.

As to the Connecticut Tax Free Fund, the Board of the Company noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.585% and the total expense ratio of Class F to 0.41%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately the same as the median of the peer group and the actual management and administrative fees were twelve basis points below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately twenty-four basis points below the median of the peer group and the expense ratio of Class F was approximately six basis points below the median of the peer group.

As to the Georgia Tax Free Fund, the Board of the Trust noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.59% and the total expense ratio of Class F to 0.46%, in each case excluding interest expense. The Board observed that the contractual and actual management and administrative services fees were approximately three basis points below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately twenty-one basis points below the median of the peer group and the total expense ratio of Class F was approximately one basis point below the median of the peer group.

As to the Hawaii Tax Free Fund, the Board of the Trust noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.655% and the total expense ratio of Class F to 0.48%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately six basis points below the median of the peer group and the actual management and administrative services fees were approximately twelve basis points below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately twenty basis points below the median of the peer group and the total expense ratio of Class F was approximately the same as the median of the peer group.

As to the Missouri Tax Free Fund, the Board of the Company noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.755% and the total expense ratio of Class F to 0.58%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately five basis points below the median of the peer group and that the actual management and administrative services fees were approximately four basis points below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately eight basis points below the median of the peer group and the total expense ratio of Class F was approximately the same as the median of the peer group.

As to New Jersey Tax Free Fund, the Board of the Company noted it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.815% and the total expense ratio of Class F to 0.64%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately one basis point below the median of the peer group and that the actual management and administrative services fees were approximately one basis point below the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately two basis points below the median of the peer group and the total expense ratio of Class F was approximately two basis points above the median of the peer group.

As to New York Tax Free Fund, the Board of the Company noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95%, the total expense ratio of Class C to not more than 1.60%, and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.715%, the total expense ratio of Class C to 1.35%, and the total expense ratio of Class F to 0.54%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately one basis point above the median of the peer group and the actual management and administrative services fees were approximately one basis point above the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately ten basis points below the median of the peer group, that the total expense ratio of Class C was approximately eighteen basis points below the median of the peer group, and the total expense ratio of Class F was approximately the same as the median of the peer group.

As to the Pennsylvania Tax Free Fund, the Board of the Trust noted that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.95% and the total expense ratio of Class F to not more than 0.70%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board also observed that Lord Abbett had voluntarily made additional reimbursements reducing the total expense ratio of Class A to 0.77% and the total expense ratio of Class F to 0.61%, in each case excluding interest expense. The Board observed that the contractual management and administrative services fees were approximately the same as the median of the peer group and the actual management and administrative services fees were approximately three basis points above the median of the peer group. The Board also observed that at September 30, 2007 the total expense ratio of Class A was approximately four basis points below the median of the peer group and the total expense ratio of Class F was one basis point above the median of the peer group.

As to the Intermediate Tax Free Fund, the Board of the Trust observed that it and Lord Abbett had agreed to an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 0.25%, the total expense ratios of Class B and Class C to not more than 1.00%, the total expense ratio of Class F to not more than 0.10%, and the total expense ratio of Class P to not more than 0.45%, in each case excluding interest expense, and that Lord Abbett proposed to enter into a new expense reimbursement agreement with the same terms. The Board considered the management fees and total expenses of the Fund in comparison to two peer groups, the first consisting of intermediate municipal debt funds and the second consisting of insured municipal debt funds. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement that provided for reimbursement of the Fund's entire management fee and non-management expenses, so that its only expenses were Rule 12b-1 fees and interest expense. As to the first peer group, the Board observed that the contractual management and administrative services fees were approximately four basis points below the median of the peer group and the actual management and administrative services fees were approximately thirty-four basis points below the median of the peer group. The Board observed that at September 30, 2007 the total expense ratio of Class A was approximately fifty-six basis points below the median of the peer group, the total expense ratios of Class B and Class C were forty-six basis points below the median of the peer group, the total expense ratio of Class F was approximately thirty-nine basis points below the median of the peer group, and the total expense ratio of Class P was twenty-eight basis points below the median of the peer group. As to the second peer group, the Board observed that the contractual management and administrative services fees were approximately six basis points below the median of the peer group and the actual management and administrative services fees were approximately fifty basis points below the median of the peer group. The Board observed that the total expense ratio of Class A was approximately sixty-five basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately fifty-four basis points below the median of the peer group, the total expense ratio of Class F was approximately fifty basis points below the median of the peer group, and the total expense ratio of Class P was approximately fifteen basis points below the median of the peer group.

As to the High Yield Municipal Income Fund, the Board of the Trust observed that Lord Abbett had been voluntarily reimbursing a portion of the Fund's expenses and that Lord Abbett could stop reimbursing expenses at any time or change the amount of the reimbursements. The Board observed that the contractual management and administrative services fees were approximately the same as the median of the peer group and the actual management and administrative services fees were approximately twelve basis points below the median of the peer group. The Board observed that, as of September 30, 2007 the total expense ratio of Class A was approximately seventeen basis points below the median of the peer group, the total expense ratio of Class B was approximately forty basis points below the median of the peer group, and the total expense ratio of Class C was approximately thirty -six basis points below the median of the peer group and that the total expense ratio of Class I was approximately three basis points below the median of the peer group. The Board also noted that there were only a limited number of substantially similar funds with Class F or Class P shares or an equivalent class of shares, so that Lipper had not provided an expense group comparison for that class.

Profitability. As to each of their respective Funds, each Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. Each Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Funds and whether the amount of profit was fair for the management of each Fund. Each Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the business of the Funds. Each Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. Each Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Funds. Each Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Funds was not excessive.

Economies of Scale. As to each of their respective Funds, each Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. Each Board concluded that the existing advisory fee schedules, with breakpoints in the level of the advisory fees, adequately addressed any economies of scale in managing each of their respective Funds.

Other Benefits to Lord Abbett. As to each of their respective Funds, each Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. Each Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. Each Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, each Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectuses of the Funds, has entered into revenue sharing arrangements with certain entities that distribute shares of the Funds.

Alternative Arrangements. As to each of their respective Funds, each Board considered whether, instead of approving the continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, each Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, each Board unanimously found that continuation of the existing management agreements was in the best interests of the Funds and their shareholders and voted unanimously to approve the continuation of the management agreements.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of the Funds' Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

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LATFI-3-0308

(05/08)

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Georgia Series

High Yield Municipal Bond Fund

Pennsylvania Series

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:	Code of Ethics.
Not applicable.

Item 3:	Audit Committee Financial Expert.
Not applicable.

Item 4:

Principal Accountant Fees and Services.

Not applicable.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:

Schedule of Investments.

Not applicable.

Item 7:

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME TRUST

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer,
Chairman

Date: May 27, 2008

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer,
Chairman

Date: May 27, 2008

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: May 27, 2008